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                                CREDIT AGREEMENT

                                      among

                               SITEL CORPORATION,

                                SITEL EUROPE PLC,

                               SITEL TMS LIMITED,


                                 VARIOUS LENDERS

                                       and

                             BANKERS TRUST COMPANY,
                             as administrative AGENT

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                           Dated as of April 11, 2000

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                        DEUTSCHE BANK SECURITIES INC., as
                         LEAD ARRANGER and BOOK MANAGER

                            BANK OF AMERICA, N.A., as
                                SYNDICATION AGENT

                                       and

                          FIRST UNION NATIONAL BANK, as

                               DOCUMENTATION AGENT

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

                  CREDIT AGREEMENT, dated as of April 11, 2000, among SITEL CORPORATION, a Minnesota corporation (the "US Borrower"), SITEL EUROPE PLC, a company incorporated under the laws of England (the "English Borrower"), SITEL TMS LIMITED, a company incorporated under the laws of Ireland (the "Irish Borrower"), the Lenders party hereto from time to time, and BANKERS TRUST COMPANY, as Administrative Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -


                  WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the respective Borrowers the respective credit facilities provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, at any time and from time to time on and after the Effective Date and prior to the Final Maturity Date, one or more loans (each, a "Revolving Loan", and collectively, the "Revolving Loans") to one or more of the Borrowers (on a several basis), which Revolving Loans (i) shall be made and maintained in the Approved Currency or Approved Currencies permitted for the applicable Borrower, (ii) if denominated in Dollars, at the option of the US Borrower, shall be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, (iii) if denominated in a Foreign Currency, at the option of the applicable Foreign Borrower, shall be incurred and maintained as, and/or converted into, one or more Borrowings of Revolving Loans of such Foreign Currency, (iv) if Euro Rate Loans, shall have such Interest Periods as are selected by the applicable Borrower pursuant to Section 1.09, (v) may be repaid and reborrowed in accordance with the provisions hereof, (vi) shall not exceed for any Lender at any time outstanding that aggregate Principal Amount which, when added to the sum of (x) the aggregate Principal Amount of all other Revolving Loans made by such Lender and then outstanding and (y) the product of (A) such Lender's Percentage and (B) the sum of (1) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, Revolving Loans) at such time and
(2) the aggregate Principal Amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time, and (vii) shall not exceed for all Lenders at any time outstanding that aggregate Principal Amount which, when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate Principal Amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Revolving Loan Commitment at such time.

                  (b)  Subject  to and upon the terms and  conditions  set forth herein, the Swingline Lender agrees to make, at any time and from time to time on and after the Effective Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to the US Borrower, which Swingline Loans (i) shall be made and maintained in Dollars and as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate Principal Amount at any time outstanding, when combined with the sum of (I) the aggregate Principal Amount of all Revolving Loans then outstanding and (II) the aggregate amount of all Letter of Credit Outstandings at such time, an amount equal to the Total Revolving Loan Commitment at such time, and (iv) shall not exceed in aggregate Principal Amount at any time outstanding the Maximum Swingline Amount. Notwithstanding anything to the contrary contained in this Section 1.01(b), (x) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the US Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the outstanding Swingline Loans and (y) the Swingline Lender shall not make any Swingline Loan after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (I) of rescission of all such notices from the party or parties originally delivering such notice or (II) of the waiver of such Default or Event of Default by the Required Lenders.

                  (c) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Lenders that the Swingline Lender's outstanding Swingline Loans shall be funded with one or more Borrowings of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section
10), in which case one or more Borrowings of Revolving Loans denominated in Dollars and constituting Base Rate Loans (each such Borrowing, a "Mandatory
Borrowing") shall be made on the immediately succeeding Business Day by all Lenders pro rata based on each Lender's Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly by the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists,
(iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the

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

commencement of a proceeding under the Bankruptcy Code with respect to the US Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the US Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Percentages
(determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and
(y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation so purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Revolving Loans or Swingline Loans shall not be less than the Minimum Borrowing Amount applicable thereto. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than fifteen Borrowings of Euro Rate Loans.

                  1.03 Notice of Borrowing. (a) Whenever (x) the US Borrower desires to incur Dollar Loans hereunder (other than Swingline Loans and Revolving Loans incurred pursuant to a Mandatory Borrowing), the US Borrower shall give the Administrative Agent at the Notice Office at least one Business Day's prior notice of each Base Rate Loan, and at least three Business Days' prior notice of each Eurodollar Loan, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day, and (y) any Foreign Borrower desires to incur Foreign Currency Loans hereunder, such Foreign Borrower shall give the Administrative Agent at the Notice Office at least three Business Days' prior notice of each such Foreign Currency Loan, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (Local time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the applicable Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A, appropriately completed to specify (i) the date of such incurrence (which shall be a Business Day), (ii) the aggregate principal amount of the Revolving Loans to be made (stated in the applicable Approved Currency), (iii) the Approved Currency for such Revolving Loans, (iv) in the case of Dollar Loans, whether such Dollar Loans being made are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans, and (v) in the case of Euro Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender notice of such proposed incurrence, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

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

                  (b)(i) Whenever the US Borrower desires to incur Swingline Loans hereunder, the US Borrower shall give the Swingline Lender no later than 2:00 P.M. (New York time) on the date that a Swingline Loan is to be incurred hereunder, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing.

                  (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(c), with the US Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(c).

                  (c) Without in any way limiting the obligation of the applicable Borrower to confirm in writing any telephonic notice permitted to be given hereunder of any Borrowing or prepayment of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing or prepayment, as the case may be, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of such Borrower, or from any other authorized officer of such Borrower designated in writing by any of the foregoing officers of such Borrower to the Administrative Agent as being authorized to give such notices, prior to receipt of written confirmation. In each such case, such Borrower hereby waives the right to dispute the Administrative Agent's or Swingline Lender's record of the terms of such telephonic notice of such Borrowing or prepayment of Loans, as the case may be, absent manifest error.

                  1.04  Disbursement  of Funds.  No later than 12:00 Noon (Local time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 3:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 1:00 P.M. (New York time) on the date specified in Section 1.01(c)), each Lender will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date (or, in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof). All such amounts will be made available in the relevant Approved Currency and in immediately available funds at the Payment Office, and, except for Revolving Loans made pursuant to a Mandatory Borrowing, the Administrative Agent will make available to the applicable Borrower at the Payment Office, in the relevant Approved Currency and in immediately available funds, the aggregate of the amounts so made available by the Lenders to the extent of funds actually received by the Administrative Agent. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the applicable Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate (or, in the case of Foreign Currency Loans, the Administrative Agent's customary rate for interbank advances) for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter, and (ii) if recovered from such Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which any Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.05 Notes. (a) Each Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender to such Borrower shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 13.15 and shall, if requested by such Lender, also be evidenced (i) if Revolving Loans, by a promissory note duly executed and delivered by each Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes"), and (ii) if Swingline Loans, by a promissory note duly executed and delivered by the US Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (the "Swingline Note").

                  (b) The Revolving Note issued by each Borrower to each Lender shall (i) be executed by such Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Effective Date (or, if issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Revolving Loan Commitment of such Lender, (iv) with respect to each Revolving Loan evidenced thereby, be payable in the respective Approved Currency in which such Revolving Loan was made, (v) mature on the Final Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.08, (vii) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The Swingline Note issued by the US Borrower to the Swingline Lender shall (i) be executed by the US Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Effective Date,
(iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount and be payable in Dollars and in the outstanding principal amount of the Swingline Loans evidenced thereby from time to time,
(iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of

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

Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the respective Borrower's obligations in respect of such Loans.

                  1.06 Conversions. The US Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Revolving Loans made to the US Borrower pursuant to one or more Borrowings of one or more Types of Revolving Loans into a Borrowing of another Type of Revolving Loan, provided that, (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Revolving Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of such conversion, and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Euro Rate Loans than is permitted under Section 1.02. Each such conversion shall be effected by the US Borrower by giving the Administrative Agent at the Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Revolving Loans to be so converted, the Borrowing or Borrowings pursuant to which such Revolving Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Revolving Loans. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Revolving Loans being converted. Swingline Loans and Foreign Currency Loans may not be converted pursuant to this Section 1.06.

                  1.07 Pro Rata Borrowings. All Borrowings of Revolving Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their Revolving Loan Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Revolving Loans hereunder and that each Lender shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Revolving Loans hereunder.

                  1.08 Interest. (a) The US Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which

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

shall be equal to the sum of the Applicable Margin plus the Base Rate each as in effect from time to time.

                  (b) The US Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Euro Rate for such Interest Period.

                  (c) Each Foreign Borrower agrees to pay interest in respect of the unpaid principal amount of each Euro Rate Loan made to such Foreign Borrower from the date of Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Euro Rate for such Interest Period.

                  (d) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at the rate per annum equal to the rate which is 2% in excess of the rate applicable to Base Rate Loans from time to time. Interest which accrues under this Section 1.08(d) shall be payable on demand.

                  (e) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Euro Rate Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (f) Upon each Interest Determination Date, the Administrative Agent shall determine the respective interest rate for each Interest Period applicable to Euro Rate Loans for which such determination is being made and shall promptly notify the applicable Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest  Periods.  At the time the  applicable  Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Euro Rate Loan (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (Local time) on the third
Business Day prior to the expiration of an Interest Period applicable to such Euro Rate Loan (in the case of any subsequent Interest Period), the applicable Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period

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

(each an "Interest Period") applicable to such Euro Rate Loan, which Interest Period shall, at the option of such Borrower, be a one, two, three or six-month period, provided that:

                 (i) all Euro Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

                (ii) the initial Interest Period for any Euro Rate Loan shall commence on the date of Borrowing of such Euro Rate Loan (including, in the case of Eurodollar Loans, the date of any conversion thereto from a Base Rate Loan) and each Interest Period occurring thereafter in respect of such Euro Rate Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

               (iii) if any Interest Period for a Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                (iv) if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                 (v) no Interest Period for a Eurodollar Loan may be selected at any time when a Default or an Event of Default is then in existence;

                (vi) no Interest Period of longer than one month may be selected for a Foreign Currency Loan at any time when a Default or an Event of Default is then in existence; and

               (vii) no Interest Period in respect of any Borrowing of Euro Rate Loans shall be selected which extends beyond the Final Maturity Date.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the applicable Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, such Borrower shall be deemed to have elected (x) in the case of Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period, and (y) in the case of Foreign Currency Loans, to select a one-month Interest Period for such Foreign Currency Loans effective as of the expiration of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clauses (i) and (iv) below, may be made only by the Administrative Agent):

                 (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the relevant interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Euro Rate;

                (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to such Lender of the principal of or interest on such Euro Rate Loans or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Effective Date affecting such Lender, the relevant interbank market or the position of such Lender in such market; or

               (iii) at any time, that the making or continuance of any Euro Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by such Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the relevant interbank market;

                (iv) at any time that any Foreign Currency is not available in sufficient amounts, as determined in good faith by the Administrative Agent, to fund any Borrowing of Revolving Loans denominated in such Foreign Currency; or

                 (v) at any time, that such Lender shall incur any Mandatory Costs;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) or (iv) above) shall promptly give written notice to the Borrowers and, except in the case of clauses (i) and (iv) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (v) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the US Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the US Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the US Borrower and (B) in the event that any Foreign Currency Loans are so affected, the applicable Euro Rate shall be determined on the basis provided in the last sentence of the definition of such Euro Rate, (w) in the case of clause (ii) above, the applicable Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the respective Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto), (x) in the case of clause
(iii) above, the applicable  Borrower shall take one of the actions specified in
Section 1.10(b) as promptly as possible and, in any event, within the time period required by law, (y) in the case of clause (iv) above, Revolving Loans in the affected Foreign Currency (other than any such Revolving Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing given by a Borrower with respect to such Revolving Loans which have not yet been incurred shall be deemed rescinded by such Borrower and (z) in the case of clause (v) above, the respective Foreign Borrower shall pay to such Lender, upon written demand therefor, such Mandatory Costs.

                  (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the applicable Borrower may (and in the case of a Euro Rate Loan affected by the circumstances described in Section 1.10(a)(iii) the applicable Borrower shall) either (x) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent written notice on the same date that such Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or
(y) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent and the affected Lender, (A) in the case of a Eurodollar Loan, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan or repay such Eurodollar Loan in full and (B) in the case of any Foreign Currency Loan, repay such Foreign Currency Loan in full; provided that (i) if the circumstances described in
Section 1.10(a)(iii) apply to any Foreign Currency Loan, the applicable Borrower may, in lieu of taking the actions described above, maintain such Foreign Currency Loan outstanding, in which case the applicable Euro Rate shall be determined on the basis provided in the last sentence of the definition of the applicable Euro Rate, unless the maintenance of such Foreign Currency Loan outstanding on such basis would not stop the conditions described in Section 1.10(a)(iii) from existing (in which case the actions described above, without giving effect to this proviso, shall be required to be taken), and (ii) if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Lender determines that after the Effective Date the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Revolving Loan Commitment hereunder or its obligations hereunder, then the applicable Borrower shall pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the applicable Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

                  (d) In the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Foreign Currency Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Foreign Currency Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such Foreign Currency Loans or in
Section 1.10(a)(ii), such Lender shall promptly notify the applicable Borrower or Borrowers in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the applicable Borrower or Borrowers shall, and shall be obligated to, pay to such Lender such specified amounts as additional interest at the time that the applicable Borrower is otherwise required to pay interest in respect of such Foreign Currency Loan or, if later, on written demand therefor by such Lender.

                  1.11 Compensation. Each Borrower shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans, but excluding loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by such Borrower); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or a result of an acceleration of the Loans pursuant to Section 10 or as a result of the replacement of a Lender pursuant to Section 1.13 or 13.12(b)) or conversion of any Euro Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any Euro Rate Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

                  1.12 Change of Lending Office. (a) Each Lender may at any time or from time to time designate, by written notice to the Administrative Agent to the extent not already reflected on Schedule II, one or more lending offices (which, for this purpose, may include lending affiliates of the respective Lender) for the various Foreign Currency Loans made by such Lender (including, without limitation, by designating a separate lending office (or affiliate) to act as such with respect to Dollar Loans versus Foreign Currency Loans); provided that for designations made after the Effective Date, to the extent such designation shall result in increased costs under Section 1.10, 2.06 or 4.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different affiliate of the respective Lenders), then the respective Foreign Borrower or Foreign Borrowers shall not be obligated to pay such excess increased costs (although such Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described in Section 1.10, 2.06 or 4.04 resulting from changes after the date of the respective designation). Each lending office and affiliate of any Lender designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Lender (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

                  (b) Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii), (iii) or (v), Section 1.10(c), Section 1.10(d), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

                  1.13 Replacement of Lenders. (a)(i) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans, (ii) upon the occurrence of an event giving rise to the operation of Section 1.10(a)(ii), (iii) or (v), Section 1.10(c), Section 1.10(d), Section 2.06 or
Section 4.04 with respect to any Lender which results in such Lender charging to any Borrower increased costs in excess of those being generally charged by the other Lenders or (iii) in the case of a refusal by a Lender to consent to certain proposed changes, waivers, dis-charges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the applicable Borrower shall have the right, if no Default or Event of Default then exists (or, in the case of preceding clause (iii), no Default or Event of Default will exist immediately after giving effect to such replacement), to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be required to be reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire the entire Revolving Loan Commitment and outstanding Revolving Loans of, and participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (I) an amount equal to the principal amount of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Lender, (II) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (III) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01, (y) each Issuing Lender an amount equal to such Replaced Lender's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to such Issuing Lender and (z) the Swingline Lender an amount equal to such Replaced Lender's Percentage of any Mandatory Borrowings to the extent such amount was not theretofore funded by such Replaced Lender to the Swingline Lender and (ii) all obligations of the Borrowers due and owing to the Replaced Lender at such time (other than those specifically described in clause
(i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

                  (b)  Upon  the  execution  of the  respective  Assignment  and
Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Revolving Notes executed by the Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such Replaced Lender.

                  SECTION 2.  Letters of Credit.
                              -----------------

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the US Borrower may request that an Issuing Lender issue, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Final Maturity Date, (x) for the account of the US Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable
Obligations of the US Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender and (y) for the account of the US Borrower and for the benefit of sellers of goods to the US Borrower or any of its Subsidiaries, an irrevocable trade letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit issued pursuant to this Section 2.01, together with each letter of credit described in the second succeeding sentence, a "Letter of Credit"). All Letters of Credit shall be denominated in Dollars and shall be issued on a sight basis only; provided, however, with the consent of the respective Issuing Lender, up to $10,000,000 of standby Letters of Credit in the aggregate may be issued and outstanding at any time in Foreign Currencies. It is hereby acknowledged and agreed that each of the letters of credit described in Schedule VII (the "Existing Letters of Credit") which were issued under the Existing Credit Agreement prior to the Effective Date and which remain outstanding on such date, shall constitute a "Letter of Credit" for all purposes of this Agreement and shall be deemed issued on the Effective Date.

                  (b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender agrees that it will, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Final Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the US Borrower, one or more Letters of Credit as are permitted to remain outstanding hereunder without giving rise to a Default or an Event of Default, provided that no Issuing Lender shall be under any obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                 (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the Effective Date, or any unreimbursed loss, cost or expense which was not applicable or in effect with respect to such Issuing Lender as of the date hereof and which such Issuing Lender reasonably and in good faith deems material to it; or

                (ii) such Issuing Lender shall have received notice from the US Borrower or the Required Lenders prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.03(b).

                  (c) Each Issuing Lender agrees to provide to the Administrative Agent by facsimile promptly on the first Business Day of each week the daily aggregate Stated Amount of all Letters of Credit issued by such Issuing Lender and outstanding during the immediately preceding week.

                  2.02 Maximum Letter of Credit Outstandings; Final Maturities. Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $25,000,000 or (y) when added to the sum of
(I) the aggregate  Principal  Amount of all Revolving Loans then outstanding and
(II) the aggregate Principal Amount of all Swingline Loans then outstanding, an amount equal to the Total Revolving Loan Commitment at such time, (ii) each standby Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such standby Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond the third Business Day prior to the Final Maturity Date, on terms acceptable to such Issuing Lender) and (y) three Business Days prior to the Final Maturity Date, and (iii) each trade Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 180 days after the date of the issuance thereof and (y) 30 days prior to the Final Maturity Date.

                  2.03 Letter of Credit Requests; Minimum Stated Amount. (a) Whenever the US Borrower desires that a Letter of Credit be issued for its account, the US Borrower shall give the Administrative Agent and the respective Issuing Lender at least five Business Days' (or such shorter period as is acceptable to such Issuing Lender) written notice thereof (including by way of facsimile transmission). Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

                  (b) The  making  of each  Letter of  Credit  Request  shall be deemed to be a representation and warranty by the US Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.02. Unless the respective Issuing Lender has received notice from the US Borrower or the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or 6 are not then satisfied, or that the issuance of such Letter of Credit would violate
Section 2.02, then such Issuing Lender shall, subject to the terms and conditions of this Agreement, issue the requested Letter of Credit for the account of the US Borrower in accordance with such Issuing Lender's usual and customary practices. Upon its issuance of or amendment to any standby Letter of Credit, the respective Issuing Lender shall promptly notify the US Borrower and the Administrative Agent, in writing, of such issuance or amendment and such notice shall be accompanied by a copy of the issued standby Letter of Credit or amendment. Upon receipt of such notice, the Administrative Agent shall promptly notify each Participant, in writing, of such issuance or amendment and if so requested by a Participant, the Administrative Agent will furnish such Participant with a copy of the issued standby Letter of Credit or amendment. Notwithstanding anything to the contrary contained in this Agreement, in the event that a Lender Default exists, no Issuing Lender shall be required to issue any Letter of Credit unless such Issuing Lender has entered into an arrangement satisfactory to it and the US Borrower to eliminate such Issuing Lender's risk with respect to the participation in Letters of Credit by the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the Letter of Credit Outstandings.

                  (c) The initial Stated Amount of each Letter of Credit shall not be less than $100,000 (or, in the case of a Letter of Credit issued in a currency other than Dollars, the Dollar Equivalent thereof) or such lesser amount as is acceptable to the respective Issuing Lender.

                  2.04 Letter of Credit Participations. (a) Immediately upon the issuance by each Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Lender, other than such Issuing Lender (each such Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the US Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Percentages of the Lenders pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Percentages of the assignor and assignee Lender, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit issued by it, no Issuing Lender shall have an obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit issued by it shall not create for such Issuing Lender any resulting liability to the US Borrower, any other Credit Party, any Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  (c) In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it and the US Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.05(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and, except as provided in the proviso of the immediately succeeding sentence, each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's Percentage of such unreimbursed payment in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the Dollar Equivalent of such unreimbursed payment, as determined by the respective Issuing Lender on the date on which such unreimbursed payment was made by such Issuing Lender) and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the respective Issuing Lender in Dollars (or, in the case of any unreimbursed payment made in a currency other than Dollars, of the Dollar Equivalent thereof) such Participant's Percentage of the amount of such payment on such Business Day in same day funds; provided, however, that no Participant shall be obligated to pay to the respective Issuing Lender its Percentage of such unreimbursed amount for any wrongful payment made by such

Issuing Lender under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision). If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the respective Issuing Lender, such Participant agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Base Rate Loans for each day thereafter. The failure of any Participant to make available to the respective Issuing Lender its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's Percentage of any such payment.

                  (d) Whenever an Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall pay to each Participant which has paid its Percentage thereof, in Dollars (or, in the case of any payment received in a currency other than Dollars, of the Dollar Equivalent thereof) and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever (except as otherwise provided in the proviso to the second sentence of Section 2.04(c)) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                 (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                (ii) the existence of any claim, setoff, defense or other right which the US Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Lender, any Participant or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the US Borrower or any Subsidiary of the US Borrower and the beneficiary named in any such Letter of Credit);

               (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                (iv)  the  surrender or  impairment   of  any  security  for the
         performance or observance of any of the terms of any of the Credit Documents; or

                 (v)     the occurrence of any Default or Event of Default.

                  2.05 Agreement to Repay Letter of Credit Drawings. (a) The US Borrower agrees to reimburse each Issuing Lender, by making payment to the Administrative Agent in Dollars (or, in the case of any payment or disbursement made by such Issuing Lender in a currency other than Dollars, of the Dollar Equivalent of such payment or disbursement as determined by such Issuing Lender on the date of such payment or disbursement) and in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Lender under any Letter of Credit issued by it (each such amount (or the Dollar Equivalent thereof, as the case may be) so paid until reimbursed, an "Unpaid Drawing"), not later than one Business Day following receipt by the US Borrower of notice of such payment or disbursement (provided that no such notice shall be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing, in which case the Unpaid Drawing shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the US Borrower)), with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the US Borrower therefor at a rate per annum which shall be the sum of the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans plus the Base Rate each as in effect from time to time; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following the receipt by the US Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the US Borrower) at a rate per annum which shall be the sum of the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans plus the Base Rate each as in effect from time to time plus 2%, in each such case, with interest to be payable on demand. Each Issuing Lender shall give the US Borrower prompt written notice of each Drawing under any Letter of Credit issued by it, provided that the failure to give any such notice shall in no way affect, impair or diminish the US Borrower's obligations hereunder.

                  (b) The obligations of the US Borrower under this Section 2.05 to reimburse each Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the US Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), including, without limitation, any defense based upon the failure of any drawing or payment under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplica-tion or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the US Borrower shall not be obligated to reimburse the respective Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  2.06 Increased Costs. If at any time after the Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by the NAIC or any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by the NAIC or by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Participant, or
(ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon the delivery of the certificate referred to below to the US Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), the US Borrower shall pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Issuing Lender or such Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Each Issuing Lender or Participant, upon determining that any additional amounts will be payable to it pursuant to this Section 2.06, will give prompt written notice thereof to the US Borrower, which notice shall include a certificate submitted to the US Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final and conclusive and binding on the US Borrower.

                  SECTION 3. Fees; Adjustments to the Total Revolving Loan Commitment.
                              --------------------------------------------------

                  3.01 Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for distribution to each Non-Defaulting Lender, a commitment commission (the "Commitment Commission") for the period from and including the Effective Date to but excluding the Final Maturity Date (or such earlier date on which the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Revolving

Loan Commitment of such Non-Defaulting Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Final Maturity Date (or such earlier date on which the Total Revolving Loan Commitment shall have been terminated).

                  (b) The US Borrower agrees to pay to the Administrative Agent for distribution to each Lender (based on each such Lender's respective Percentage) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Eurodollar Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                  (c) The US Borrower agrees to pay to each Issuing Lender, for its own account, a facing or fronting fee in respect of each Letter of Credit issued by such Issuing Lender hereunder upon such terms and conditions as are separately agreed to between such Issuing Lender and the US Borrower.

                  (d) The US Borrower agrees to pay to each Issuing Lender, for its own account, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which such Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

                  (e) The Borrowers jointly and severally agree to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrowers and the Administrative Agent.

                  3.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least one Business Day's prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrowers shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, pursuant to this Section 3.02(a), in an integral multiple of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Lender.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrowers may, subject to their compliance with the requirements of Section 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate the Revolving Loan Commitment of such Lender, so long as all Revolving Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such repaid Lender.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in their entirety on May 31, 2000 unless the Effective Date has occurred on or before such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date on or after the Effective Date on which the US Borrower or any of its Subsidiaries receives Cash Proceeds from any Asset Sale, the Total Revolving Loan Commitment shall be permanently reduced on each such date by an amount equal to 100% of the Net Sale Proceeds from such Asset Sale, provided that such Net Sale Proceeds shall not give rise to a reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03(b) on any such date to the extent that no Default or Event of Default then exists and such Net Sale Proceeds shall be used to purchase assets used or to be used in the businesses permitted pursuant to Section 9.14 (including, without limitation (but only to the extent permitted by Section 9.02), the purchase of the assets or 100% of the capital stock of a Person engaged in such businesses) within 270 days following the date of receipt of such Net Sale Proceeds from such Asset Sale, and provided further, that if all or any portion of such Net Sale Proceeds are not so used within such 270 day period (or such earlier date, if any, as the Board of Directors of the US Borrower or such Subsidiary, as the case may be, determines not to reinvest such Net Sale Proceeds), the Total Revolving Loan Commitment shall be permanently reduced on the last day of such period (or such earlier date, as the case may be) by an amount equal to such remaining portion.

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date on or after the Effective Date on which the US Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness for borrowed money (other than Indebtedness permitted to be incurred pursuant to Section 9.04 as such Section is in effect on the Effective Date) by the US Borrower or any of its Subsidiaries, the Total Revolving Loan Commitment shall be permanently reduced on each such date by an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness.

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, within 10 days following each date on or after the Effective Date on which the US Borrower or any of its Subsidiaries receives any cash proceeds from any Recovery Event, the Total Revolving Loan Commitment shall be permanently reduced on each such date by an amount equal to 100% of the Net Insurance Proceeds of such Recovery Event, provided that so long as no Default or Event of Default then exists and such proceeds from such Recovery Event do not exceed $10,000,000, such proceeds shall not give rise to a reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03(d) on any such date to the extent that the US Borrower or such Subsidiary, as the case may be, has delivered a certificate to the

Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 270 days following the date of receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (i) if the amount of such proceeds exceeds $10,000,000, then the Total Revolving Loan Commitment shall be reduced by the entire amount of such proceeds and not just the portion in excess of $10,000,000 as provided above in this Section 3.03(d), and (ii) if all or any portion of such proceeds are not so used within such 270-day period (or such earlier date, if any, as the Board of Directors of the US Borrower or such Subsidiary, as the case may be, determines not to reinvest such Net Insurance Proceeds), the Total Revolving Loan Commitment shall be permanently reduced on the last day of such period (or such earlier date, as the case may be) by an amount equal to such remaining portion.

                  (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the earlier of (i) the Final Maturity Date and (ii) unless the Required Lenders otherwise agree, the date on which a Change of Control occurs.

                  (f) Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03 shall apply proportionately to reduce the Revolving Loan Commitment of each Bank.

                  3.04 Increase of the Total Revolving Loan Commitment. So long as no Default or Event of Default then exists or would result therefrom, the US Borrower shall have the right, at any time and from time to time after the Effective Date, to request that one or more Lenders increase their respective Revolving Loan Commitments, it being understood and agreed, however, that (i) no Lender shall be obligated to increase its Revolving Loan Commitment as a result of any request by the US Borrower, (ii) any Lender may so increase its Revolving Loan Commitment without the consent of any other Lender, (iii) any increase in the Total Revolving Loan Commitment pursuant to this Section 3.04 shall be in a minimum amount of at least $5,000,000 and in $1,000,000 increments in excess thereof, (iv) the Total Revolving Loan Commitment may not be increased by more than $25,000,000 in the aggregate pursuant to this Section 3.04, and (v) any increase in the Total Revolving Loan Commitment pursuant to this Section 3.04 shall not be made without the prior written consent of the Administrative Agent. At the time of any increase in the Total Revolving Loan Commitment pursuant to this Section 3.04, (i) the US Borrower shall pay to the Administrative Agent and to each Lender that has so increased its Revolving Loan Commitment such fees as may have been separately agreed to by the US Borrower, the Administrative Agent and/or each such Lender, (ii) the Borrowers shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain Lenders and, if necessary, incur additional Revolving Loans from other Lenders, in each case so that the Lenders continue to participate in each Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Loan Commitments (after giving effect to any such increase in the Total Revolving Loan Commitment pursuant to this Section 3.04) and with the Borrowers being obligated to pay to the respective Lenders any costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing, (iii) Schedule I shall be deemed modified to reflect the revised Revolving Loan Commitments of the affected Lenders, (iv) upon surrender by those Lenders that have increased their Revolving Loan Commitments pursuant to this Section 3.04 of any Revolving Notes issued prior to such increase in the Total Revolving Loan Commitment, to the extent requested by such Lenders, new Revolving Notes will be issued, at the Borrowers' expense, to such Lenders to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Revolving Loan Commitments, (v) no Credit Events may occur pursuant to any such increase in the Total Revolving Loan Commitment unless the same is permitted pursuant to the terms of the Senior Subordinated Note Indenture (and with the Borrowers and the Administrative Agent to agree on a basis on which such incremental Credit Events are to be allocated under the applicable provisions of the Senior Subordinated Note Indenture), and (vi) the Credit Parties shall deliver to the Administrative Agent copies of resolutions of their respective Boards of Directors authorizing the increase in the Total Revolving Loan Commitment, together with one or more opinions of counsel requested by the Administrative Agent, and with the foregoing to be in form and substance reasonably satisfactory to the Administrative Agent.

                  SECTION 4. Prepayments; Payments; Taxes.

                  4.01 Voluntary Prepayments. (a) Each Borrower shall have the right to prepay the Loans made to it, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
(i) the applicable Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at the Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of a prepayment of Swingline Loans) and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Euro Rate Loans, whether Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment, the Types and currency of the Loans to be prepaid and, in the case of Euro Rate Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall, except in the case of Swingline Loans, promptly transmit to each of the Lenders; (ii) each prepayment of Revolving Loans pursuant to this Section 4.01(a) shall be in an aggregate principal amount of at least $100,000 (or the Dollar Equivalent thereof in the case of Foreign Currency Loans) and each prepayment of Swingline Loans pursuant to this Section 4.01(a) shall be in an aggregate principal amount of at least $50,000, provided that if any partial prepayment of Euro Rate Loans made pursuant to any Borrowing shall reduce the outstanding principal amount of Euro Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Euro Rate Loans and any election of an Interest Period with respect thereto given by the applicable Borrower shall have no force or effect and, in the case of a Borrowing of Foreign Currency Loans, such Borrowing shall be repaid; and (iii) each prepayment pursuant to this Section 4.01(a) in respect of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among such Revolving Loans, provided that at the applicable Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01(a) and so long as no Default or Event of Default then exists, such prepayment shall not be applied to any Revolving Loan of a Defaulting Lender.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrowers may, upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), repay all Revolving Loans of such Lender, together with accrued and unpaid interest, Fees and other amounts owing to such Lender in accordance with, and subject to the requirements of, said Section 13.12(b) so long as (A) the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) the consents, if any, required under Section 13.12(b) in connection with the repayment pursuant to this clause (b) have been obtained.

                  4.02 Mandatory Repayments. (a) (i) On any day on which the sum of (I) the aggregate outstanding Principal Amount of all Revolving Loans (after giving effect to all other repayments thereof on such date), (II) the aggregate outstanding Principal Amount of all Swingline Loans (after giving effect to all other repayments thereof on such date) and (III) the aggregate amount of all Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the US Borrower shall prepay on such day the principal of Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are outstanding, the Borrowers shall prepay Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the US Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the US Borrower to the Issuing Lenders and the Lenders hereunder in a cash collateral account to be established by the Administrative Agent.

                  (ii) On any day on which the aggregate amount of all Letter of Credit Outstandings exceeds $25,000,000, the US Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess, such cash and/or Cash Equivalents to be held as security for all obligations of the US Borrower to the Issuing Lenders and the Lenders hereunder in a cash collateral account to be established by the Administrative Agent.

                  (iii) On any day on which Letters of Credit issued in a currency other than Dollars are outstanding and the aggregate amount of all Letter of Credit Outstandings in respect of all non-Dollar denominated Letters of Credit exceeds $10,000,000, the US Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash
Equivalents equal to the amount of such excess, such cash and/or Cash Equivalents to be held as security for all obligations of the US Borrower to the Issuing Lenders and the Lenders hereunder in a cash collateral account to established by the Administrative Agent.

                  (b) With respect to each repayment of Revolving Loans required by this Section 4.02, each Borrower may designate the Types and/or currency of Revolving Loans which are to be repaid and, in the case of Euro Rate Loans, the specific Borrowing or Borrowings pursuant to which such Euro Rate Loans were made, provided that: (i) repayments of Euro Rate Loans pursuant to this Section
4.02 may only be made on the last day of an Interest Period applicable thereto unless all Euro Rate Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Euro Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing, in the case of Eurodollar Loans, shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans or, in the case of Foreign Currency Loans, shall be repaid; and (iii) each repayment of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among such Revolving Loans. In the absence of a designation by any Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (i) all then outstanding Revolving Loans shall be repaid in full on the Final Maturity Date, (ii) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (iii) unless the Required Lenders otherwise agree, all then outstanding Loans shall be repaid in full on the date on which a Change of Control occurs.

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (Local time) on the date when due and shall be made in immediately available funds at the Payment Office and in (x) Dollars, if such payment is made in respect of any obligation of the US Borrower under this Agreement (including, without limitation, Commitment Commission, reimbursement obligations with respect to Letters of Credit, Letter of Credit Fees and Facing Fees, even if the respective Letter of Credit is denominated in a currency other than Dollars) or (y) the appropriate Approved Currency, if such payment is made in respect of principal of or interest on Foreign Currency Loans. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments. (a) All payments made by each Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Sections 4.04(b), (c) and (d), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively, as "Taxes"). If any Taxes are so levied or imposed, the relevant Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the relevant Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. Each Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. Each Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) In the case of Loans to the US Borrower, each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the US Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made by the US Borrower under this Agreement and under any Note or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made by the US Borrower under this Agreement and under any Note. In addition, in the case of Loans to the US Borrower, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to the US Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefit of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments by the US Borrower under this Agreement and any Note, or such Lender shall immediately notify the US Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this
Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the US Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable by it hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the US Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the US Borrower shall not be obligated pursuant to Section 4.04(a) to gross-up payments to be made by it to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the US Borrower the Internal Revenue Service Forms required to be provided to the US Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the US Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (c) In the case of Loans to the English Borrower, each Lender that is not a resident of the United Kingdom for United Kingdom tax purposes agrees, to the extent such Lender is entitled to do so by law and the provisions of any applicable tax treaty, within a reasonable period of time after the Effective Date (or, in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or Section 13.04(b) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), within a reasonable period of time after the date such Lender becomes a party to this Agreement by execution of an Assignment and Assumption Agreement), to make the requisite filing with the appropriate United Kingdom taxing authority (as to which the English Borrower shall notify such Lender) (and/or the taxing authority of the jurisdiction in which such Lender's principal office is located) as required to establish its entitlement to an exemption from or reduction in United Kingdom withholding under the double tax treaty currently in force between the United States (or the jurisdiction in which such Lender's principal office is located) and the United Kingdom. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (i) the English Borrower shall be entitled, to the extent it is required to do so by law, to deduct and withhold income or similar taxes imposed by the United Kingdom on interest, Fees or other amounts payable hereunder for the account of any Lender which is not a resident of the United Kingdom for United Kingdom tax purposes to the extent that such Lender has not provided forms, declarations or other certification required to establish a complete exemption from such deduction or withholding and (ii) the English Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United Kingdom if such Lender has not provided to the English Borrower the forms and declaration required to be provided by such Lender pursuant to the preceding sentence. Alternatively, if a Lender is a bank as defined in Section 840A of the Income and Corporation Taxes Act of 1988 of the United Kingdom, it shall, upon the reasonable written request of the English Borrower, provide certifications to that effect to the English Borrower. Notwithstanding anything to the contrary contained above in this clause (c) or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the English Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (d) In the case of Loans to the Irish Borrower, each Lender that is not a resident of Ireland for Irish tax purposes shall use reasonable efforts to file any certificate or document reasonably requested by the Irish Borrower pursuant to any applicable treaty, law or regulation if such filing would eliminate or reduce the amount of withholding taxes imposed by Ireland and would not, in the sole discretion of such Lender, result in a legal, economic or regulatory disadvantage to such Lender.

                  SECTION 5. Conditions Precedent to the Effective Date. The occurrence of the Effective Date pursuant to Section 13.10 is subject to the satisfaction of the following conditions:

                  5.01 Execution of Agreement; Notes. On or prior to the Effective Date, (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders the appropriate Revolving Notes executed by the applicable Borrowers and to the Swingline Lender, the Swingline Note executed by the US Borrower, in each case, in the amount, maturity and as otherwise provided herein.

                  5.02 Officer's Certificate. On the Effective Date, the Administrative Agent shall have received a certificate from each Borrower, dated the Effective Date and signed on behalf of such Borrower by the Chairman of the Board, the Chief Executive Officer, the President, any

Vice President or Director of such Borrower, certifying on behalf of such Borrower that all of the conditions in Sections 5.05, 5.06, 5.07 and 6.02 have been satisfied on such date.

                  5.03 Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received (i) from Abrahams Kaslow and Cassman, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit E-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (ii) from the General Counsel of the US Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit E-2 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (iii) from Taylor Joynson Garrett Carmelite, special United Kingdom counsel to the English Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit E-3 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (iv) from Matheson Ormsby Prentice, special Irish counsel to the Irish Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit E-4 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, and (v) from Buxeda & Asociados, special Spanish counsel to the US Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit E-5 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

                  5.04 Corporate Documents; Proceedings; etc. (a) On the Effective Date, the Administrative Agent shall have received a certificate from each Credit Party (other than SITEL Belgium NV and SITEL Teleservices Canada Inc.), dated the Effective Date, signed on behalf of such Credit Party by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any Director of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the certificate or articles of incorporation (or equivalent organizational document) and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be in form and substance reasonably acceptable to the Administrative Agent.

                  (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 Refinancing, etc. (a) On the Effective Date, the commitments under the Indebtedness to be Refinanced shall have been terminated, all loans outstanding thereunder shall have been repaid in full, together with all accrued and unpaid interest thereon, all accrued and unpaid fees thereon shall have been paid in full, all letters of credit and bank guarantees issued thereunder shall have been terminated (except to the extent that same constitute an Existing Letter of Credit which is deemed issued under this Agreement) and all other amounts owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full.

                  (b) On the Effective Date, all security interests in respect of, and Liens securing, obligations under the Indebtedness to be Refinanced shall have been terminated and released to the satisfaction of the Administrative Agent, and the Administrative Agent shall have received all such releases as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC (or the foreign equivalent thereof) of each jurisdiction where a financing statement Form UCC-1 or equivalent was filed with respect to the US Borrower or any of its Subsidiaries in connection with the security interests created pursuant to the Indebtedness to be Refinanced and the documentation related thereto, fully executed by the appropriate parties, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights or similar interests of the US Borrower or any of its Subsidiaries on which filings have been made to secure obligations under the Indebtedness to be Refinanced, fully executed by the appropriate parties, and (iii) terminations of all mortgages, leasehold mortgages and deeds of trusts created with respect to property of the US Borrower or any of its Subsidiaries to secure the obligations under the Indebtedness to be Refinanced, fully executed by the appropriate parties, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  5.06 Adverse Change, etc. (a) Nothing shall have occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine (a) has had, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent, or on the ability of any Credit Party to perform its obligations to the Lenders or the Administrative Agent hereunder or under any other Credit Document or (b) has had, or could reasonably be expected to have, a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower or any of its Subsidiaries.

                  (b) On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the transactions contemplated by this Agreement and the other Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the transactions contemplated by this Agreement and the other Credit Documents or otherwise referred to herein or therein.

                  5.07 Litigation. On the Effective Date, there shall be no actions, suits or proceedings pending or threatened (i) with respect to this Agreement or any other Credit Document or (ii) which the Administrative Agent or the Required Lenders shall reasonably determine could reasonably be expected to have a material adverse effect on (a) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower or any of its Subsidiaries, (b) the rights or remedies of the Lenders or the Administrative Agent hereunder or under any other Credit Document or (c) the ability of any Credit Party to perform its respective obligations to the Lenders or the Administrative Agent hereunder or under any other Credit Document.

                  5.08 Pledge Agreements. On the Effective Date, (i) each US Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit G, with such changes thereto, or additional pledge agreements (or amendments thereto) entered into in connection therewith, as foreign counsel for the Administrative Agent may suggest in connection with the Pledge Agreement Collateral issued to any US Credit Party by any Foreign Subsidiary, (ii) each Initial Foreign Credit Party organized under the laws of the United Kingdom shall have duly authorized, executed and delivered one or more other pledge agreements in form and substance satisfactory to the Administrative Agent and as foreign counsel for the Administrative Agent may suggest in connection with the Pledge Agreement Collateral to be pledged by any such Initial Foreign Credit Party (such Pledge Agreement, together with such additional and other pledge agreements (as well as any pledge agreements delivered pursuant to Section 8.15(a)), as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, collectively, the "Pledge Agreements") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the certificated Pledge Agreement Collateral, if any, referred to therein and then owned by each such Credit Party, (A) endorsed in blank in the case of promissory notes constituting such Pledge Agreement Collateral and (B) together with (x) executed and undated stock powers in the case of capital stock constituting such Pledge Agreement Collateral and (y) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge Agreements, and (iii) each Credit Party shall have taken all such further actions as may be necessary or, in the reasonable opinion of the Collateral Agent desirable, to perfect the security interest purported to be created by the Pledge Agreements.

                  5.09 Security Agreements. On the Effective Date, (i) each US Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit H and (ii) each Initial Foreign Credit Party organized under the laws of the United Kingdom shall have duly authorized, executed and delivered one or more other security agreements in form and substance satisfactory to the Administrative Agent and as foreign counsel to the Administrative Agent may suggest in connection with the Security Agreement Collateral of each such Foreign Credit Party (such Security Agreement, together with such other security agreements (as well as any security agreements delivered pursuant to Section 8.15(a)), as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, collectively, the

"Security Agreements"), in each case covering all of each such Credit Party's present and future Security Agreement Collateral, together with:

                 (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent desirable, to perfect the security interests purported to be created by the Security Agreements;

                (ii)  certified  copies of Requests  for  Information  or Copies
         (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any Credit Party as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) as shall be required by local law fully executed for filing);

               (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreements as may be necessary to perfect the security interests intended to be created by the Security Agreements; and

                (iv) evidence that all other actions necessary to perfect and protect the security interests purported to be created by the Security Agreements have been taken.

                  5.10 Subsidiary Guaranties. (a) On the Effective Date, each Subsidiary Guarantor that is a US Credit Party shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit I-1 (as amended, modified or supplemented from time to time, the "US Subsidiaries Guaranty").

                  (b) On the Effective Date, each Subsidiary Guarantor (other than SITEL Belgium NV and SITEL Teleservices Canada Inc.) shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of
Exhibit I-2, with such changes thereto as foreign counsel for the Administrative Agent may suggest with respect to any Foreign Credit Party (as amended, modified or supplemented from time to time, the "Foreign Subsidiaries Guaranty").

                  5.11 Financial Statements; Projections. On or prior to the Effective Date, the Administrative Agent shall have received true and correct copies of the historical financial statements and the Projections referred to in Sections 7.05(a) and (d), which historical financial statements and Projections shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

                  5.12 Solvency Certificate. On the Effective Date, the US Borrower shall have delivered to the Administrative Agent a solvency certificate from the chief financial officer of the US Borrower in the form of Exhibit J.

                  5.13 Insurance Certificates. On or prior to the Effective Date, the US Borrower shall have delivered to the Administrative Agent certificates from its insurance brokers or carriers with respect to the business and properties of the US Credit Parties in scope, form and substance reasonably satisfactory to the Administrative Agent and naming the Collateral Agent as an additional insured and/or as loss payee and stating that the respective insurer shall endeavor to provide at least 30 days' prior written notice to the Collateral Agent before such insurance shall be cancelled.

                  5.14 Fees, etc. On the Effective Date, the Borrowers shall have paid to the Administrative Agent and each Lender all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and such Lender to the extent then due pursuant hereto or as otherwise agreed between the US Borrower and the Administrative Agent.

                  5.15 Consent Letter. On the Effective Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 111 Eighth Avenue, New York, New York 10011, substantially in the form of Exhibit N, indicating its consent to its appointment by each Borrower and each Initial Foreign Credit Party (other than SITEL Belgium NV and SITEL Teleservices Canada Inc.) to receive service of process as specified in Section 13.08 of this Agreement and in Section 20 of the Foreign Subsidiaries Guaranty, respectively.

                  SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Effective
Date), and the obligation of each Issuing Lender to issue Letters of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01  Effective Date.  The Effective Date shall have occurred.

                  6.02 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.03 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Revolving Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice referred to in Section 1.03(b)(i).

                  (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                  The occurrence of the Effective Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to the Effective Date and Credit Events to occur on the Effective Date) and in this Section 6 (with respect to the Effective Date and Credit Events to occur on or after the Effective Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in
Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

                  SECTION 7. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Effective Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Effective Date and the occurrence of each Credit Event on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct on and as of the Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

                  7.01  Status.  Each  of  the  US  Borrower  and  each  of  its
Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  7.02 Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the US Borrower or any of its Subsidiaries pursuant to the terms of any indenture (including the Senior Subordinated Note Indenture), mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the US Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of the US Borrower or any of its Subsidiaries.

                  7.04 Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required by any Credit Party to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document by any Credit Party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document against any Credit Party.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The consolidated balance sheet of the US Borrower and its Subsidiaries for its fiscal year ended on December 31, 1999, and the related consolidated statements of income, cash flows and shareholders' equity of the US Borrower and its Subsidiaries for its fiscal year ended on such date, copies of which have been furnished to the Lenders on or prior to the Effective Date, present fairly in all material respects the consolidated financial position of the US Borrower and its Subsidiaries at the dates of such balance sheet and the consolidated results of the operations of the US Borrower and its Subsidiaries for the period covered thereby. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. Since December 31, 1999, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  (b) On and as of the Effective Date and after giving effect thereto, (a) the sum of the assets, at a fair valuation, of each Borrower on a stand-alone basis and of each Borrower and its Subsidiaries taken as a whole will exceed its debts; (b) each Borrower on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and (c) each Borrower on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Effective Date no liabilities or obligations with respect to the US Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the US Borrower and its Subsidiaries taken as a whole. As of the Effective Date, no Borrower knows of any basis for the assertion against the US Borrower or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the US Borrower and its Subsidiaries taken as a whole.

                  (d) On and as of the Effective Date, the Projections delivered to the Administrative Agent and the Lenders prior to the Effective Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the US Borrower to be misleading in any material respect or which fail to take into account material information known to the US Borrower regarding the matters reported therein. On the Effective Date, each Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

                  7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of each Borrower, threatened (i) with respect to this Agreement or any other Credit Document, (ii) with respect to any material Indebtedness of the US Borrower or any of its Subsidiaries or (iii) that are reasonably likely to, either individually or in the aggregate, materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  7.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                  7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Revolving Loans and the Swingline Loans shall be used (i) to repay the Indebtedness to be Refinanced, (ii) to pay fees and expenses related thereto and
(iii) for the working capital and general corporate purposes of the US Borrower and its Subsidiaries (including, without limitation, for Permitted Acquisitions).

                  (b) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock except in connection with the repurchase of shares of stock of the US Borrower as permitted by Section 9.03. The value of all Margin Stock at any time owned by the US Borrower and its Subsidiaries does not, and will not, exceed 25% of the value of the assets of the US Borrower and its Subsidiaries taken as a whole. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  7.09 Tax Returns and Payments. Each of the US Borrower and each of its Subsidiaries has filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the US Borrower and its Subsidiaries in accordance with generally accepted accounting principles. Each of the US
Borrower and each of its Subsidiaries have paid, or have provided adequate reserves (in the good faith judgment of the management of the US Borrower or such Subsidiary, as the case may be) for the payment of, all federal, state, local and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of any Borrower threatened, by any authority regarding any taxes relating to the US Borrower or any of its Subsidiaries. As of the Effective Date, neither the US Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the US Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the US Borrower or any of its
Subsidiaries  not  to  be  subject  to  the  normally   applicable   statute  of
limitations.

                  7.10 Compliance with ERISA. (i) Each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or
Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been made and no material liability has occurred as a result of any failure to make any such contribution in a timely manner; neither the US Borrower nor any Subsidiary of the US Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or, to the knowledge of any executive officer of any Borrower or the highest ranking human resources officer of any Borrower, expects to incur any such material liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the US Borrower or any Subsidiary of the US Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending or, to the knowledge of any executive officer of any Borrower or the highest ranking human resources officer of any Borrower, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the US Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $500,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the US Borrower, any Subsidiary of the US Borrower or any ERISA Affiliate has at all times been operated in substantial compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code and any failure to so comply would not result in a material liability; no lien imposed under the Code or ERISA on the assets of the US Borrower or any Subsidiary of the US Borrower or any ERISA Affiliate exists or, to the knowledge of any executive officer of any Borrower or the highest ranking human resources officer of any Borrower, is likely to arise on account of any Plan; and the US Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  (ii) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign

Pension Plan have been made and no material liability has occurred as a result of any failure to make any such contribution in a timely manner. Neither the US Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the US Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  7.11 Security Documents. (a) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors, under each Pledge Agreement constitute first priority perfected security interests in the Pledge Agreement Collateral described in such Pledge Agreement, subject to no security interests of any other Person. Except as have been obtained or made on or prior to the Effective Date (or prior to the date required by Section 8.11, 8.12 or 8.15, as applicable), no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledge Agreement Collateral under the Pledge Agreements.

                  (b) The provisions of each Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties party thereto in the Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors has a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens of the type described in Section 9.01(i).

                  7.12 Properties. Each of the US Borrower and each of its Subsidiaries have good and marketable title to all material properties owned by them, including all property reflected in the balance sheet referred to in
Section 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement or, if prior to the Effective Date, the Existing Credit Agreement), free and clear of all Liens, other than Permitted Liens.

                  7.13  Capitalization.  On the Effective  Date,  the authorized capital stock of the US Borrower shall consist of 200,000,000 shares of common stock, $.001 par value per share. All outstanding shares of capital stock of the US Borrower have been duly and validly issued and are fully paid and non-assessable. The US Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except for options, warrants or rights to purchase shares of the US Borrower's common stock or Qualified Preferred Stock which may be issued from time to time.

                  7.14 Subsidiaries. As of the Effective Date, the US Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule III.
Schedule III correctly sets forth,  as of the

Effective Date, (i) the percentage ownership (direct or indirect) of the US Borrower in each class of capital stock or other equity of each of its Subsidiaries and also identifies the direct owner thereof and (ii) the jurisdiction of incorporation of each such Subsidiary.

                  7.15 Compliance with Statutes, etc. Each of the US Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  7.16 Investment Company Act. Neither the US Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.17 Public Utility Holding Company Act. Neither the US Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.18 Environmental Matters. (a) The US Borrower and each of its Subsidiaries have complied with, and on the date of each Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of any Borrower, threatened Environmental Claims against the US Borrower or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by the US Borrower or any of its Subsidiaries of any Real Property no longer owned, leased or operated by the US Borrower or any of its Subsidiaries) or any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of the US Borrower or any of its Subsidiaries, or any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries (including any Real Property formerly owned, leased or operated by the US Borrower or any of its Subsidiaries but no longer owned, leased or operated by the US Borrower or any of its Subsidiaries) or any property adjoining or adjacent to any such Real Property that could be expected (i) to form the basis of an Environmental Claim against the US Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries or (ii) to cause any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries to be subject to any restrictions on the ownership, occupancy or transferability of such Real Property by the US Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or could be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries where such Release has violated or could be expected to violate any applicable Environmental Law.

                  (c)  Notwithstanding  anything to the contrary in this Section
7.18 the representations made in this Section 7.18 shall not be untrue unless the aggregate effect of all violations, claims, restrictions, failures and noncompliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  7.19 Labor Relations. Neither the US Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the US Borrower and its
Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the US Borrower or any of its Subsidiaries or threatened against any of them, before the National Labor Relations Board (or any foreign equivalent labor relations authority), and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the US Borrower or any of its Subsidiaries or, to the best knowledge of any Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the US Borrower or any of its Subsidiaries or, to the best knowledge of any Borrower, threatened against the US Borrower or any of its Subsidiaries and (iii) no union representation question exists with respect to the employees of the US Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  7.20 Patents, Licenses, Franchises and Formulas. Each of the US Borrower and each of its Subsidiaries owns or has the right to use all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  7.21 Indebtedness. Schedule IV sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of the US Borrower and its Subsidiaries as of the Effective Date and which is to remain outstanding after giving effect thereto (excluding the Loans, the Letters of Credit and the Senior Subordinated Notes, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guarantees such debt.

                  7.22 Senior Subordinated Notes. The subordination provisions contained in the Senior Subordinated Notes and in the other Senior Subordinated Note Documents are enforceable against the respective Credit Parties party thereto and the holders of the Senior Subordinated Notes, and all Obligations and Guaranteed Obligations (as defined in this Agreement and in the US Subsidiaries Guaranty and the Foreign Subsidiaries Guaranty) of such Credit Parties are within the definition of "Senior Debt" or "Guarantor Senior Debt," as the case may be, included in such subordination provisions.

                  7.23 Year 2000. All computer applications that are material to the US Borrower's or any of its Subsidiaries' business and operations are able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries, taken as a whole.

                  SECTION 8. Affirmative Covenants. Each Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Revolving Loan Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Information Covenants. The US Borrower will furnish to each Lender:

                  (a) Quarterly Financial Statements. Within 50 days after the close of the first three quarterly accounting periods in each fiscal year of the US Borrower, (i) the consolidated and consolidating balance sheets of the US Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year and comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to Section 8.01(d), all of which shall be certified by a Senior Financial Officer of the US Borrower that they fairly present in all material respects in accordance with generally accepted accounting principles the financial condition of the US Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period.

                  (b) Annual Financial Statements. Within 95 days after the close of each fiscal year of the Borrower, (i) the consolidated and consolidating balance sheets of the US Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and
(x) in the case of the
consolidated financial statements, certified by KPMG Peat Marwick LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the US Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or an Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (y) in the case of the consolidating financial statements, certified by a Senior Financial Officer of the US Borrower that they fairly present in all material respects in accordance with generally accepted accounting principles the financial condition of the US Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year.

                  (c) Management Letters. Promptly after the US Borrower's or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto.

                  (d) Budgets. No later than 30 days following the first day of each fiscal year of the US Borrower, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the US Borrower for each of the twelve months of such fiscal year prepared in detail setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based.

                  (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of a Senior Financial Officer of the US Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth in reasonable detail the calculations required to establish whether the US Borrower and its Subsidiaries were in compliance with the provisions of Sections 3.03(b), 3.03(d), 9.03, 9.04, 9.05 and 9.07 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be.

                  (f) Notice of Default or Litigation. Promptly upon, and in any event within three Business Days after, an officer of any Credit Party obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and/or (ii) any litigation or governmental investigation or proceeding pending (x) against the US Borrower or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the US Borrower or any of its Subsidiaries or (z) with respect to any Credit Document.

                  (g) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all reports on Forms 10-K, 10-Q and 8-K and all proxy materials, if any, which the US Borrower or any of its Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC").

                  (h) Environmental Matters. Promptly after any officer of any Credit Party obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, either individually or when aggregated with all other such environmental matters, be reasonably expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole:

                 (i) any pending or threatened Environmental Claim against the US Borrower or any of its Subsidiaries or any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries;

                (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries that (a) results in noncompliance by the US Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) could be expected to form the basis of an Environmental Claim against the US Borrower or any of its Subsidiaries or any such Real Property;

               (iii) any condition or occurrence on any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries that could be expected to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by the US Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the US Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided, that in any event the US Borrower shall deliver to each Lender all notices received by the US Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify the US Borrower or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify the US Borrower or any of its Subsidiaries of potential liability under CERCLA.

                  All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the US Borrower's or such Subsidiary's response thereto.

                  (i) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the US Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

                  8.02 Books, Records and Inspections; Annual Meetings. (a) The US Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The US Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, under guidance of officers of the US Borrower or such Subsidiary, any of the properties of the US Borrower or such Subsidiary, and to examine the books of account of the US Borrower or such Subsidiary and discuss the affairs, finances and accounts of the US Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may reasonably request.

                  (b) At a date to be mutually agreed upon between the Administrative Agent and the US Borrower occurring on or prior to the 120th day after the close of each fiscal year of the US Borrower, the US Borrower will, at the request of the Administrative Agent, hold a meeting with all of the Lenders at which meeting shall be reviewed the financial results of the US Borrower and its Subsidiaries for the previous fiscal year and the budgets presented for the current fiscal year of the US Borrower.

                  8.03 Maintenance of Property; Insurance. (a) The US Borrower will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the US Borrower and its Subsidiaries in reasonably good working order and condition, ordinary wear and tear excepted, (ii) maintain insurance in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties in the same general areas in which the US Borrower or any of its Subsidiaries operates, and (iii) furnish to the Administrative Agent or any Lender, upon written request, full information as to the insurance carried.

                  (b) Subject to Section 8.15, the US Borrower will, and will cause each of the other Credit Parties that have executed a Security Agreement to, at all times keep their respective property insured in favor of the Collateral Agent, and all certificates with respect to such insurance (i) shall name the Collateral Agent as loss payee (with respect to property) and, to the extent permitted by applicable law, as an additional insured, (ii) shall state that the respective insurer shall endeavor to provide at least 30 days' prior written notice to the Collateral Agent before such insurance shall be cancelled and (iii) shall be deposited with the Collateral Agent.

                  (c) If the US Borrower or any of its respective Subsidiaries shall fail to maintain insurance in accordance with this Section 8.03, or if the US Borrower or any of its Subsidiaries shall fail to so endorse and deposit all certificates with respect thereto as provided in clause (b) of this Section 8.03, the Administrative Agent shall have the right (but shall be under no obligation) to procure such insurance and each Borrower agrees to reimburse the Administrative Agent for all costs and expenses of procuring such insurance.

                  8.04 Corporate Franchises. The US Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent (i) sales of assets and other transactions by the US Borrower or any of its Subsidiaries in accordance with Section 9.02 or
(ii) the withdrawal by the US Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  8.05 Compliance with Statutes, etc. The US Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances (x) as could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole or (y) as are being contested in good faith by the US Borrower or such Subsidiary through appropriate proceedings which are being diligently prosecuted.

                  8.06 Compliance with Environmental Laws. The US Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned, leased or operated by the US Borrower or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither the US Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the US Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at any such Real
Properties in compliance in all material respects with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of the business or operations of the US Borrower or any of its Subsidiaries.

                  8.07 ERISA. As soon as possible and, in any event,  within ten
(10) days after the US Borrower, any Subsidiary of the US Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the US Borrower will deliver to each of the Lenders a certificate of a Senior Financial Officer of the US Borrower setting forth the full details as to such occurrence and the action, if any, that the US Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or with or filed by the US Borrower, the Subsidiary, the Plan Administrator, or the ERISA Affiliate to or with the PBGC or any other government agency, or a

Plan participant and any notices received by such US Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan Participant with respect thereto: that a Reportable Event has occurred (except to the extent that the US Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or
Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the US Borrower, any Subsidiary of the US Borrower or any ERISA Affiliate will or may incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section  401(a)(29),  4971,  4975 or 4980 of the Code or
Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that the US Borrower or any Subsidiary of the US Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Upon the request of the Administrative Agent, the US Borrower will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The US Borrower will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, and any material notices received by the US Borrower, any Subsidiary of the US Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten (10) days after the date such records, documents and/or information has been furnished to the PBGC or such notice has been received by the US Borrower, the Subsidiary or the ERISA
Affiliate,   as  applicable.   The  US  Borrower  and  each  of  its  applicable
Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments, obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the US Borrower or any Subsidiary of the US Borrower.

                  8.08 End of Fiscal Years; Fiscal Quarters. The US Borrower will cause (i) its fiscal year to end on December 31, and (ii) its fiscal quarters to end on March 31, June 30, September 30 and December 31.

                  8.09 Performance of Obligations. The US Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  8.10 Payment of Taxes. The US Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.01(i); provided, that neither the US Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  8.11 Foreign Subsidiaries Security. If, following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, the US Borrower does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Foreign Subsidiary of the US Borrower which has not already had all of its stock pledged pursuant to a Pledge Agreement to secure the Obligations of the US Borrower that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote to secure the Obligations of the US Borrower, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement to secure the Obligations of the US Borrower and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the US Subsidiaries Guaranty, in any such case could reasonably be expected to cause (I) any undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes or (II) other materially adverse Federal income tax consequences to the Credit Parties, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to a Pledge Agreement to secure the Obligations of the US Borrower shall be promptly pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to a Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall promptly execute and deliver a Security Agreement and Pledge Agreement (or another security agreement or pledge agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the US Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement entered into with a Secured Creditor and, in the event the US Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall promptly execute and deliver the US Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the US Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement entered into with a Secured Creditor, in each case to the extent that the entering into of a Security Agreement, a Pledge Agreement or the US Subsidiaries Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.11 to be in form and substance reasonably satisfactory to the Administrative Agent.

                  8.12 Additional Security; Further Assurances. (a) Promptly after (i) the creation or acquisition of any new Wholly-Owned Domestic Subsidiary, and (ii) any Wholly-Owned Foreign Subsidiary incorporated under the laws of England or Wales in the United Kingdom, Belgium, Canada, Ireland and/or Spain which is not an Initial Foreign Credit Party and which has or at any time acquires assets with a fair market value (as determined in good faith by the US Borrower) in excess of $250,000, the US Borrower will notify the Administrative Agent and will cause each new Wholly-Owned Domestic Subsidiary and each such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of the applicable Credit Documents that any such Wholly-Owned Subsidiary would have been required to duly authorize, execute and deliver on the Effective Date if same were a US Credit Party or a Foreign Credit Party on such date, as the case may be, together with each of the other relevant certificates, opinions of counsel and other documentation that such Wholly-Owned Subsidiary would have been required to deliver pursuant to Sections 5.03, 5.04, 5.08, 5.09, 5.10, 5.13 and 5.15 on the Effective Date.

                  (b) Subject to Section 8.11, the US Borrower will, and will cause each of its Wholly-Owned Subsidiaries to, (i) grant to the Collateral Agent security interests in such assets and properties of the US Borrower and such Wholly-Owned Subsidiaries as are not covered by the original Security Documents, and as may be reasonably requested from time to time by the Administrative Agent or the Required Lenders, and (ii) in the case of any such Wholly-Owned Subsidiary, execute and deliver a counterpart of the US Subsidiaries Guaranty and/or the Foreign Subsidiaries Guaranty, as appropriate (or one or more other guaranties in substantially similar form, if necessary) (all such security and guaranty documentation are collectively referred to as the "Additional Security and Guaranty Documents"), in each case to the extent that the entering into of such Credit Documents is permitted under applicable law. All such Additional Security and Guaranty Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and, in the case of security documentation, shall constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security and Guaranty Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to give the Administrative Agent and/or the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

                  (c) The US Borrower will, and will cause each of the Subsidiary Guarantors to, at the expense of the respective Credit Party or Credit Parties, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, landlord waivers and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the US Borrower will cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent to assure itself that this
Section 8.12 has been complied with.

                  (d) The US Borrower agrees that each action required above by this Section 8.12 shall be completed as soon as possible, but in no event later than 60 days (or 90 days in the case of a Wholly-Owned Foreign Subsidiary incorporated in a jurisdiction other than England, Wales or Canada) after such action is either requested to be taken by the Administrative Agent or the Required Lenders or required to be taken by the US Borrower and/or its Subsidiaries pursuant to the terms of this Section 8.12; provided that, (i) in no event, will the US Borrower or any of its Subsidiaries be required to take any action, other than using its best efforts, to obtain consents from third parties or approvals from governmental officials with respect to its compliance with this Section 8.12, and (ii) to the extent that the US Borrower is diligently taking all such actions to comply with this Section 8.12 with respect to any Wholly-Owned Foreign Subsidiary incorporated in a jurisdiction other than England, Wales or Canada, the 90-day period referred to above in this Section 8.12(d) may be extended to 150 days with the consent of the Administrative Agent.

                  8.13 Margin Stock. The US Borrower will, and will cause each of the other Credit Parties to, take any and all actions as may be required to ensure that no capital stock pledged, or required to be pledged, pursuant to the Pledge Agreement shall constitute Margin Stock.

                  8.14 Permitted Acquisitions. (a) Subject to the provisions of this Section 8.14 and the requirements contained in the definition of Permitted Acquisition, the US Borrower and its Wholly-Owned Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of the proposed Permitted

Acquisition or immediately after giving effect thereto; (ii) the US Borrower shall have given to the Administrative Agent and the Lenders at least 10 Business Days' prior written notice of any Permitted Acquisition, together with an executive summary setting forth (in reasonable detail) the principal terms and conditions of such Permitted Acquisition and a description of the business which is being acquired; (iii) calculations are made by the US Borrower of compliance with the financial covenants contained in Sections 9.08, 9.09 and
9.10 for the respective Calculation Period, on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions and Designated Investments theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such recalculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period; (iv) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (v) the aggregate cash consideration (including, without limitation, (I) the aggregate principal amount of any Indebtedness assumed, incurred or issued in connection therewith and (II) the aggregate cash amount paid and to be paid pursuant to any earn-out, non-compete or deferred compensation or purchase price arrangements) for any such proposed Permitted Acquisition shall not exceed either (A) $35,000,000 or (B) when added to the aggregate cash consideration paid for all other Permitted Acquisitions consummated during such fiscal year, $50,000,000; (vi) immediately after giving effect to each Permitted Acquisition (and all payments to be made in connection therewith), the Total Unutilized Revolving Loan Commitment shall equal or exceed $15,000,000; and (vii) the US Borrower shall have delivered to the
Administrative Agent and each Lender an officer's certificate executed by a Senior Financial Officer of the US Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (vi), inclusive, and containing the calculations (in reasonable detail) required by the preceding clauses (iii), (v) and (vi).

                  (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interest of any Person, all capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition (to the extent owned by a Credit Party) shall be pledged for the benefit of the Secured Creditors pursuant to (and to the extent required by) the Pledge Agreements.

                  (c) The Borrower will cause each Wholly-Owned Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation as and to the extent required by, Sections 8.12 and 9.15, to the satisfaction of the Administrative Agent.

                  (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the US Borrower that the certifications by the US Borrower pursuant to Section 8.14(a) are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 7 and 10.

                  8.15  Certain Post-Closing Actions.

                  (a) No later than June 15, 2000 (and notwithstanding anything to the contrary contained in Sections 5.08 and 5.09), the Borrowers will cause the following actions to be taken:

                           (i) SITEL International, Inc. shall have duly authorized, executed and delivered to the Collateral Agent one or more Pledge Agreements governed by local law with respect to the shares of SITEL Iberica Teleservices, S.A. and SITEL Belgium NV owned by it;

                           (ii) the English Borrower shall have duly authorized,
                  executed and delivered to the Collateral Agent one or more additional Pledge Agreements governed by local law with respect to the shares of SITEL TMS Limited and SITEL Belgium NV owned by it;

                           (iii) the Irish Borrower shall have duly  authorized,
                  executed and delivered to the Collateral Agent one or more additional Security Agreements governed by Irish law with respect to the assets owned by it;

                           (iv) SITEL Teleservices Canada Inc. shall have duly authorized, executed and delivered to the Collateral Agent one or more additional Security Agreements and/or Pledge Agreements governed by Canadian law with respect to the assets owned by it;

                           (v) the Irish  Borrower  shall have  delivered to the
                  Collateral Agent one or more certificates of insurance complying with the requirements of Section 8.03(b) with respect to the Irish Borrower's properties and operations;

                           (vi) SITEL Iberica Teleservices, S.A. shall have duly authorized, executed and delivered to the Collateral Agent a Pledge Agreement governed by Spanish law with respect to the shares of stock owned by it; and

                           (vii) the US Borrower shall have delivered,  or cause
                  to be delivered, to the Collateral Agent one or more opinions of counsel, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the transactions contemplated by the Credit Documents referred to above in this clause (a) and such other matters incident thereto as the Administrative Agent may reasonably request.

                  (b) No later than May 15, 2000, the Borrowers will cause the following actions to be taken:

                           (i) SITEL Teleservices Canada Inc. shall have been reincorporated under the laws of Ontario;

                           (ii)   SITEL Belgium NV and SITEL Teleservices Canada
                  Inc. each shall have duly authorized, executed and delivered to the Collateral Agent a counterpart of the Foreign Subsidiaries Guaranty;

                           (iii) SITEL Belgium NV and SITEL Teleservices  Canada
                  Inc. each shall have delivered to the Collateral Agent such opinions of counsel, officers' certificates and consent letters as it would have been required to deliver to the Administrative Agent pursuant to Sections 5.03, 5.04 and 5.15 on the Effective Date if it was required to execute the Foreign Subsidiaries Guaranty on such date, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and

                           (iv) the Initial  Foreign  Credit  Parties  organized
                  under the laws of the United Kingdom and Canada shall have delivered to the Collateral Agent one or more certificates of insurance complying with the requirements of Section 8.03(b) with respect to such Initial Foreign Credit Parties' properties and operations.

                  SECTION 9. Negative Covenants. Each Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Revolving Loan Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  9.01 Liens. The US Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the US Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the US Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                 (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or not yet delinquent and payable without any penalty of any kind or character or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by
         appropriate   proceedings   for  which  adequate   reserves  have  been
         established   in  accordance   with   generally   accepted   accounting
         principles;

                (ii) Liens in respect of property or assets of the US Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the US Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the US Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

               (iii) Liens in existence on the Effective Date (and after giving effect thereto) which are listed, and the property subject thereto described, in Schedule V, but only to the respective date, if any, set forth in such Schedule V for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on Schedule V, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the US Borrower or any of its Subsidiaries;

                (iv) Liens created pursuant to the Security Documents;

                 (v) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the US Borrower or any of its Subsidiaries;

                (vi) Liens upon assets of the US Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the US Borrower or any Subsidiary of the US Borrower;

               (vii) Liens placed upon equipment or machinery used in the ordinary course of business of the US Borrower or any of its Subsidiaries at the time of the acquisition thereof by the US Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) such Indebtedness is permitted by Section 9.04(iv) and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the US Borrower or such Subsidiary;

              (viii) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the US Borrower or any of its Subsidiaries;

                (ix) Liens arising from precautionary UCC financing statement filings regarding operating leases;

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

                 (x) Liens arising out of the existence of judgments or awards in respect of which the US Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of any cash and the fair market value of any property subject to such Liens do not exceed $3,000,000 at any time outstanding;

                (xi) statutory and common law landlords' liens under leases to which the US Borrower or any of its Subsidiaries is a party;

               (xii) Liens placed upon any of the assets of a Foreign Subsidiary of the US Borrower which is not a Credit Party to secure any Foreign Subsidiary Third Party Borrowings incurred pursuant to Section 9.04(v), provided that in all events the Lien encumbering such assets does not encumber any asset of any Credit Party;

              (xiii) Liens (other than Liens imposed under ERISA) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits;

               (xiv) Liens securing (x) the performance of bids, tenders, leases and contracts in the ordinary course of business and (y) statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate outstanding amount of obligations secured by Liens permitted by this clause (xiv) (and the value of all cash and property encumbered by Liens permitted pursuant to this clause (xiv)) shall not at any time exceed $500,000; and

                (xv) Liens on property or assets acquired pursuant to a Permitted Acquisition or pursuant to an Investment made under Section 9.05(xiv), or on property or assets of a Subsidiary of the US Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition or pursuant to an Investment made under Section 9.05(xiv), provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(x), and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition or such permitted Investment, as the case may be, and do not attach to any other asset of the US Borrower or any of its Subsidiaries.

                  9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The US Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

               (i) Capital Expenditures by the US Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

               (ii) each of the US Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business;

               (iii) each of the US Borrower and its Subsidiaries may sell obsolete or worn-out equipment or materials in the ordinary course of business;

               (iv) each of the US Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

               (v) each of the US Borrower and its Subsidiaries may sell other assets in the ordinary course of business in an aggregate amount not to exceed $500,000 per sale or series of related sales, provided that no more than $1,000,000 of such sales may be made pursuant to this clause (v) in any fiscal year of the US Borrower;

               (vi) each of the US Borrower and its Subsidiaries may sell other assets (other than the capital stock of a Subsidiary unless all of the capital stock of such Subsidiary is so sold pursuant to this clause
          (vi)) so long as (i) no Default or no Event of Default then exists or would result therefrom, (ii) each such sale is in an arm's-length transaction and the US Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the US Borrower or such Subsidiary, as the case may be), (iii) the total consideration received by the US Borrower or such Subsidiary is at least 90% cash and is paid at the time of the closing of such sale,
          (iv) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 3.03(b) and (v) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (vi) shall not exceed $5,000,000 in any fiscal year of the US Borrower;

               (vii) Investments may be made to the extent permitted by Section 9.05;

               (viii) each of the US Borrower and its Subsidiaries may lease (as lessee) real or personal property (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 9.04(iv));

               (ix)  Permitted  Acquisitions  may be  made  in  accordance  with
          Section 8.14;

                 (x) each of the US Borrower and its Subsidiaries may grant leases or subleases to other Persons not materially interfering with the conduct of the business of the US Borrower or any of its Subsidiaries;

               (xi) the US Borrower and its Subsidiaries may consummate sale and leaseback transactions with respect to properties acquired after the Effective Date, in each case so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale and leaseback transaction is in an arm's-length transaction and the US Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (iii) the total consideration received by the US Borrower or such Subsidiary in connection with each such sale and leaseback transaction is cash and is paid at the time of the closing thereof, and (iv) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 3.03(b);

               (xii) any Subsidiary of the US Borrower may be merged, consolidated or liquidated with or into the US Borrower so long as the US Borrower is the surviving corporation of such merger, consolidation or liquidation;

               (xiii) any Domestic Subsidiary of the US Borrower may be merged, consolidated or liquidated with or into any other Domestic Subsidiary of the US Borrower so long as (i) in the case of any such merger, consolidation or liquidation involving a Subsidiary Guarantor, a Subsidiary Guarantor is the surviving corporation of such merger, consolidation or liquidation, and (ii) in the case of any such merger, consolidation or liquidation involving a Wholly-Owned Domestic Subsidiary of the US Borrower, in addition to the requirements of preceding clause (i), a Wholly-Owned Domestic Subsidiary is the surviving corporation of such merger, consolidation or liquidation;

               (xiv) any Foreign Subsidiary of the US Borrower may be merged, consolidated or liquidated with or into any other Foreign Subsidiary of the US Borrower so long as (i) in the case of any such merger, consolidation or liquidation involving a Subsidiary Guarantor, a Subsidiary Guarantor is the surviving corporation of such merger, consolidation or liquidation, and (ii) in the case of any such merger, consolidation or liquidation involving a Wholly-Owned Foreign Subsidiary of the US Borrower, in addition to the requirements of the preceding clause (i), a Wholly-Owned Foreign Subsidiary is the surviving corporation of such merger, consolidation or liquidation; and

               (xv) the US Borrower and its Subsidiaries may sell up to a 49% equity interest in the US Borrower's Subsidiary formed to conduct business in Latin America (other than in Mexico and Columbia) to a joint venture partner that is not an Affiliate of the US Borrower so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) such sale is in an arm's-length transaction and the US Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the US Borrower or such Subsidiary, as the case may be), (iii) the total consideration received by the US Borrower or such Subsidiary in connection therewith is cash and is paid at the time of the closing of such sale, and (iv) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 3.03(b).

                  To the extent the Required Lenders or all of the Lenders, as the case may be, waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section
9.02 (other than to the US Borrower or a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the

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

          respective Security Documents and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  9.03 Restricted Payments. The US Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare, pay or make any Restricted Payment, except that:

               (i) any Subsidiary of the US Borrower may pay cash Dividends to the US Borrower or to any Wholly-Owned Subsidiary of the US Borrower;

               (ii) any non-Wholly-Owned Subsidiary of the US Borrower may pay cash Dividends to its shareholders generally so long as the US Borrower or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary); and

               (iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the US Borrower may make cash Restricted Payments so long as the aggregate amount of all Restricted Payments made subsequent to the Effective Date pursuant to this clause (iii) does not exceed the remainder of
          (A) the sum of (I) $15,000,000, plus (II) 50% of the cumulative Consolidated Net Income (or, if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the US Borrower earned subsequent to the Effective Date and on or prior to the date the Restricted Payment occurs (the "Restricted Payment Reference Date") (treating such period as a single accounting period), plus (III) 100% of the aggregate Net Equity Proceeds received by the US Borrower from any Person (other than a Subsidiary of the US Borrower) from the issuance and sale subsequent to the Effective Date and on or prior to the Restricted Payment Reference Date of common stock and/or Qualified Preferred Stock of the US Borrower, plus (IV) without duplication of any amounts included in preceding clause (III), 100% of the aggregate Net Equity Proceeds of any equity contribution received by the US Borrower from a holder of the US Borrower's common stock (other than from a Subsidiary of the US Borrower) subsequent to the Effective Date and on or prior to the Restricted Payment Reference Date minus (B) any amounts referred to in preceding clauses (II), (III) and (IV) to the extent that such amounts are used to make Investments pursuant to
          Section 9.05(xiv).

Notwithstanding anything to the contrary contained in clause (iii) above in this
Section 9.03, the US Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payment in respect of the Senior Subordinated Notes (i) to the extent that the payment thereof would violate the subordination provisions contained therein or (ii) as a result of any asset sale, change of control or similar event.

                  9.04 Indebtedness. The US Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

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

               (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

               (ii) Existing Indebtedness outstanding on the Effective Date (and after giving effect thereto), and giving effect to any subsequent extension, renewal or refinancing thereof, provided that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing;

               (iii) Indebtedness under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under this
          Section 9.04;

               (iv)  Indebtedness  of  the  US  Borrower  and  its  Subsidiaries
          evidenced by Capitalized Lease Obligations and purchase money Indebtedness subject to Liens permitted under Section 9.01(vii), provided that in no event shall the sum of (I) the aggregate principal amount of all Capitalized Lease Obligations and (II) the aggregate principal amount of all purchase money Indebtedness incurred pursuant to this clause (iv), together with the aggregate principal amount of all Capitalized Lease Obligations and purchase money Indebtedness constituting Existing Indebtedness, exceed $40,000,000 at any time outstanding;

               (v) Indebtedness of any Foreign Subsidiary of the US Borrower that is not a Credit Party under lines of credit and overdraft facilities extended by third Persons to such Foreign Subsidiary the proceeds of which Indebtedness are used for any Foreign Subsidiary's working capital and general corporate purposes, provided that the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (v), together with the aggregate principal amount of all Existing Indebtedness under such lines of credit and overdraft facilities, shall not exceed $20,000,000 (or the Dollar Equivalent thereof in the case of Indebtedness incurred in a currency other than Dollars) at any time outstanding (the "Foreign Subsidiary Third Party Borrowings");

               (vi) intercompany Indebtedness among the US Borrower and its Subsidiaries to the extent permitted by Section 9.05;

               (vii) Indebtedness consisting of guaranties by the US Borrower and its Subsidiaries of other Indebtedness of the US Borrower and its Subsidiaries otherwise permitted to be incurred under this Section 9.04;

               (viii) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the US Borrower's or any of its Subsidiaries' operations so long as management of the US Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes;

               (ix)   Indebtedness   of  the  US  Borrower  and  the  Subsidiary
          Guarantors under the Senior Subordinated Notes and the other Senior Subordinated Note Documents in an

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

          aggregate principal amount not to exceed $100,000,000 (as reduced by any repayments of principal thereof); provided, however, to the extent that any Foreign Credit Party guaranties the US Borrower's obligations under the Senior Subordinated Notes, such Foreign Credit Party also shall execute and deliver a counterpart of the US Subsidiaries Guaranty;

               (x) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition or pursuant to an Investment made under Section 9.05(xiv) (or Indebtedness assumed at the time of a Permitted Acquisition or an Investment made under Section 9.05(xiv) of an asset securing such Indebtedness), provided that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition or such Investment, as the case may be, (y) such Indebtedness does not constitute debt for borrowed money (other than debt for borrowed money incurred in connection with industrial revenue or industrial development bond financings), it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (y), and (z) at the time of such Permitted Acquisition or such Investment, as the case may be, such Indebtedness does not exceed 30% of the total value of the assets of the Subsidiary so acquired, or of the asset so acquired, as the case may be;

               (xi) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business so long as such Indebtedness is extinguished within 5 Business Days of the incurrence thereof; and

               (xii) additional unsecured Indebtedness incurred by the US Borrower and its Subsidiaries in an aggregate principal amount not to exceed $7,000,000 at any one time outstanding.

                  9.05 Advances, Investments and Loans. The US Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

               (i) the US Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the US Borrower or such Subsidiary;

               (ii) the US Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

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

               (iii) the US Borrower and its Subsidiaries may hold the Investments held by them on the Effective Date and described on
          Schedule VI, provided that any additional Investments made with respect thereto shall be permitted only if independently justified under the other provisions of this Section 9.05;

               (iv) the US Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (v) the US Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $2,000,000;

               (vi) the US Borrower may acquire and hold obligations of one or more officers or other employees of the US Borrower or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of common stock of the US Borrower so long as no cash is paid by the US Borrower or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

               (vii) the US Borrower and its Subsidiaries may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(iii);

               (viii) the US Borrower and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by Section 9.04(viii);

               (ix) the US Borrower and its Wholly-Owned Subsidiaries may make intercompany loans and advances between or among one another (collectively, "Intercompany Loans"), so long as (i) each Intercompany Loan made by a Credit Party shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the applicable Pledge Agreement and (ii) each Intercompany Loan that is made to either (x) the US Borrower by any Wholly-Owned Subsidiary or (y) to any other Credit Party by a Wholly-Owned Subsidiary that is not a Credit Party shall (in each case) be subject to the subordination provisions set forth in Exhibit M;

               (x) the US  Borrower  may make cash equity  contributions  to the capital of its Wholly-Owned Subsidiaries and Wholly-Owned Subsidiaries of the US Borrower may make cash equity contributions to the capital of their respective Wholly-Owned Subsidiaries (including as a result of converting any intercompany obligation into an equity contribution);

               (xi)  Permitted  Acquisitions  shall  be  permitted  pursuant  to
          Section 9.02(ix);

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

               (xii) the US Borrower and its Subsidiaries may acquire and hold promissory notes issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by Section 9.02(vi);

               (xiii) the US Borrower and its Subsidiaries may make additional cash Investments to their respective Subsidiaries for the purpose of enabling such Subsidiaries to make an Investment permitted by clause
          (xiv) of this Section 9.05 so long as each such Investment made by a Credit Party in the form of a loan shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the applicable Pledge Agreement;

               (xiv) so long as no Default or Event of Default then exists or would result therefrom, the US Borrower and its Subsidiaries may make additional Investments so long as the aggregate amount of all such Investments made subsequent to the Effective Date and outstanding at any time (determined without regard to any write-downs or write-offs thereof) pursuant to this clause (xiv) does not exceed the remainder of (A) the sum of (I) $30,000,000, plus (II) 50% of the cumulative Consolidated Net Income (or, if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the US Borrower earned subsequent to the Effective Date and on or prior to the date the Investment occurs (the "Investment Reference Date") (treating such period as a single accounting period), plus (III) 100% of the aggregate Net Equity Proceeds received by the US Borrower from any Person (other than a Subsidiary of the US Borrower) from the issuance and sale subsequent to the Effective Date and on or prior to the Investment Reference Date of common stock and/or Qualified Preferred Stock of the US Borrower, plus (IV) without duplication of any amounts included in preceding clause (III), 100% of the aggregate Net Equity Proceeds of any equity contribution received by the US Borrower from a holder of the US Borrower's stock (other than from a Subsidiary of the US Borrower) subsequent to the Effective Date and on or prior to the Investment Reference Date, plus (V) in any fiscal year of the US Borrower (commencing with its fiscal year beginning on January 1, 2001), an amount equal to the Additional Investment Basket Amount for such fiscal year, minus (B) the sum of (I) any amounts referred to in preceding clauses (A)(II), (A)(III) and (A)(IV) to the extent that such amounts are used to make Restricted Payments pursuant to Section 9.03(iii) plus (II) any portion of the Additional Investment Basket Amount that is used to make Capital Expenditures pursuant to Section 9.07(b) in the respective fiscal year, provided that in the case of any such Investment of $2,500,000 or more that is made in any Person that is not then a Subsidiary of the US Borrower (a "Designated Investment"), at least 10 Business Days prior to the making of any such Investment, the US Borrower shall deliver to the Administrative Agent and each of the Lenders a certificate of a Senior Financial Officer of the US Borrower certifying (and showing the calculations therefor in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 9.08,
          9.09 and 9.10 for the respective Calculation Period, in each case with such financial covenants to be determined on a Pro Forma Basis as if such Investment (as well as all other Designated Investments and Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had been made on the first day of such Calculation Period; and

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

               (xv) subject to the requirements of Section 13.19 (to the extent applicable), SITEL International, Inc. and/or a Subsidiary thereof may contribute their equity interests in Grupo SITEL de Mexico, S.A. de C.V. and/or any other Foreign Subsidiary of the US Borrower to another Wholly-Owned Subsidiary of the US Borrower.

                 9.06 Transactions with Affiliates. (a) The US Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service), with, or for the benefit of, any Affiliate of the US Borrower or any of its Subsidiaries (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under clause (b) of this Section 9.06 and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's length basis from a Person that is not an Affiliate of the US Borrower or such Subsidiary. All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value (as determined in good faith by the Board of Directors of the US Borrower or such Subsidiary, as the case may be) in excess of $1,000,000 shall, prior to the consummation thereof, be approved by the Board of Directors of the US Borrower or such Subsidiary, as the case may be, and with such approval to be evidenced by a Board resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the US Borrower or any Subsidiary of the US Borrower enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value (as determined in good faith by the Board of Directors of the US Borrower or such Subsidiary, as the case may be) of more than $5,000,000, the US Borrower or such Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the US Borrower or the relevant Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Administrative Agent.

                  (b) The  restrictions  set forth in clause (a) of this Section
   9.06 shall not apply to (i) reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the US Borrower or any Subsidiary of the US Borrower as determined in good faith by the US Borrower's Board of Directors or senior management, (ii) transactions exclusively between or among the US Borrower and any of its Subsidiaries or exclusively between or among such Subsidiaries, provided such transactions are not otherwise prohibited by the Credit Documents, (iii) transactions exclusively between or among the US Borrower and any of its Subsidiaries on the one hand and any joint venture in which the US Borrower and its Subsidiaries own at least 45% of the total equity interest on the other hand, so long as no portion of the remaining interest in such joint venture is owned by a Person who is an Affiliate of the US Borrower (other than another Subsidiary of the Borrower) and such transactions are not otherwise prohibited by the Credit Documents, (iv) any agreement as in effect as of the Effective Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the

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

     Lenders in any material respect than the original agreement as in effect on the Effective Date; (v) advances or loans to employees, officers and directors of the US Borrower and its Subsidiaries permitted by Sections 9.05(v) and (xiv), and (vi) Restricted Payments permitted by Section 9.03.

                  9.07 Capital Expenditures. (a) The US Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the US Borrower set forth below (taken as one accounting period), the US Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any fiscal year of the US Borrower set forth below the amount set forth opposite such fiscal year below:

                  Fiscal Year Ending                        Amount
                  ------------------                        ------

                  December 31, 2000                         $ 60,000,000
                  December 31, 2001                         $ 70,000,000
                  December 31, 2002                         $ 80,000,000
                  December 31, 2003                         $100,000,000
                  December 31, 2004                         $100,000,000
                  December 31, 2005                         $100,000,000

                  (b) In addition to the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the US Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year of the US Borrower (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of Capital Expenditures actually made by the US Borrower and its Subsidiaries during such fiscal year, the remainder of (A) the lesser of (x) such excess and (y) 25% of the applicable permitted scheduled Capital Expenditure amount as set forth in such clause (a) above (such lesser amount, the "CapEx Rollover Amount") minus
(B) any portion of the CapEx Rollover Amount that is utilized to make Investments pursuant to Section 9.05(xiv) in reliance on clause (A)(V) thereof may be carried forward and utilized to make Capital Expenditures in the immediately succeeding fiscal year, provided that no amounts once carried forward pursuant to this Section 9.07(b) may be carried forward to any fiscal year thereafter and such amounts may only be utilized after the US Borrower and its Subsidiaries have utilized in full the permitted Capital Expenditure amount for such fiscal year as set forth in the table in clause (a) above (without giving effect to any increase in such amount by operation of this clause (b)).

                  (c) In addition to the foregoing, the US Borrower and its Subsidiaries may make Capital Expenditures with the amount of Net Sale Proceeds received by the US Borrower or any of its Subsidiaries from any Asset Sale so long as such Net Sale Proceeds are reinvested in replacement assets within 270 days following the date of such Asset Sale to the extent such Net Sale Proceeds are not otherwise required to be applied to reduce the Total Revolving Loan Commitment pursuant to Section 3.03(b).

                  (d) In addition to the foregoing, the US Borrower and its Subsidiaries may make Capital Expenditures with the amount of Net Insurance Proceeds received by the US Borrower or

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

any of its Subsidiaries from any Recovery Event so long as such Net Insurance Proceeds are used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 270 days following the date of receipt of such Net Insurance Proceeds from such Recovery Event to the extent such Net Insurance Proceeds are not otherwise required to be applied to reduce the Total Revolving Loan Commitment pursuant to Section 3.03(d).

                  (e) In addition to the foregoing, the US Borrower and its Wholly-Owned Subsidiaries may consummate Permitted Acquisitions to the extent permitted by Section 9.02(ix).

                  9.08 Consolidated Interest Coverage Ratio. The US Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of the US Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                           Fiscal Quarter Ending                       Ratio
                           ---------------------                       -----

                           June 30, 2000                               5.00:1.00
                           September 30, 2000                          5.50:1.00
                           December 31, 2000                           5.50:1.00
                           March 31, 2001                              5.50:1.00
                           June 30, 2001                               5.50:1.00
                           September 30, 2001 and
                           the last day of each fiscal
                           quarter of the US Borrower
                           thereafter                                  6.00:1.00

                  9.09 Maximum Leverage Ratio. The US Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                  Period                                               Ratio
                  ------                                               -----

                  Effective Date
                  through and including December 31, 2000              2.50:1.00

                  January 1, 2001 through
                  and including December 31, 2001                      2.25:1.00

                  January 1, 2002
                  and thereafter                                       2.00:1.00

                  9.10 Minimum Consolidated EBITDA. The US Borrower will not permit Consolidated EBITDA for any Test Period ending on the last day of a fiscal quarter of the US Borrower set forth below to be less than the amount set forth opposite such fiscal quarter below:

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

                  Fiscal Quarter Ending                       Amount
                  ---------------------                       ------

                  June 30, 2000                               $70,000,000
                  September 30, 2000
                  and the last day of
                  each fiscal quarter of the
                  US Borrower thereafter                      $75,000,000

                  9.11 Limitation on Modifications of Certificate of Incorporation, By-Laws, and Senior Subordinated Note Documents; etc. (a) The US Borrower will not, and will not permit any of its Subsidiaries to, (i) amend, modify or change its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws (or the equivalent organizational documents) unless any such amendment, modification or change could not be adverse to the interests of the Lenders in any material respect or (ii) amend, modify or change any of the Senior Subordinated Note Documents.

                  (b) Neither the US Borrower nor any of its Subsidiaries shall designate any Indebtedness, other than the Obligations, as "Designated Senior
Debt" for purposes of the Senior Subordinated Notes and the other Senior Subordinated Note Documents.

                  9.12 Limitation on Certain Restrictions on Subsidiaries. The US Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the US Borrower or any Subsidiary of the US Borrower, or pay any Indebtedness owed to the US Borrower or any Subsidiary of the US Borrower, (b) make loans or advances to the US Borrower or any Subsidiary of the US Borrower or (c) transfer any of its properties or assets to the US Borrower or any Subsidiary of the US Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Senior Subordinated Note Documents, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the US Borrower or any Subsidiary of the US Borrower, (v) customary provisions restricting assignment of any licensing agreement or agreements for the provision of services entered into by the US Borrower or any Subsidiary of the US Borrower in the ordinary course of business and (vi) restrictions on the transfer of any asset subject to a Lien permitted by Section 9.01.

                  9.13 Limitation on Issuance of Capital Stock. (a) The US Borrower will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock (other than Qualified Preferred Stock of the US Borrower) or
(ii) any redeemable common stock (other than common stock that is redeemable at the sole option of the US Borrower or such Subsidiary).

                  (b) The US Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then

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

outstanding shares of capital stock, (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the US Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary,
(iii) to qualify directors to the extent required by applicable law or (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement.

                  9.14 Business. The US Borrower and its Subsidiaries will not engage in any businesses which are not the same, similar or reasonably related to the businesses engaged in by the US Borrower and its Subsidiaries as of the Effective Date and reasonable extensions or expansions thereof.

                  9.15 Limitation on Creation of Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the US Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Subsidiary, provided that the US Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish, create or, to the extent permitted by this Agreement, acquire (x) Wholly-Owned Subsidiaries so long as (i) the capital stock or other equity interests of each such new Wholly-Owned Subsidiary (to the extent owned by a Credit Party) is pledged pursuant to, and to the extent required by, the applicable Pledge Agreement, and
(ii) each such new Wholly-Owned Subsidiary takes all such actions as may be required or requested to be taken by it as and to the extent provided for in Sections 8.11 and/or 8.12, and (y) non-Wholly-Owned Subsidiaries so long as the capital stock or other equity interest of each such new non-Wholly-Owned Subsidiary (to the extent owned by a Credit Party) is pledged pursuant to, and to the extent required by, the applicable Pledge Agreement.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 Payments. Any Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, any Unpaid Drawing (or any interest thereon) or any Fees or any other amounts owing hereunder or thereunder; or

                  10.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Administrative Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f)(i) or 8.08 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections
10.01 and 10.02) and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Administrative Agent or the Required Lenders; or

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

                  10.04 Default Under Other Agreements. (i) The US Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Notes) of the US Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $3,000,000; or

                  10.05 Bankruptcy, etc. The US Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the US Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the US Borrower or any of its Subsidiaries, or the US Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the US Borrower or any of its Subsidiaries, or there is commenced against the US Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the US Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the US Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the US Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the US Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with  respect  to such Plan  within  the  following  30 days,  any Plan which is

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

subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the US Borrower or any Subsidiary of the US Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the US Borrower or any Subsidiary of the US Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a "default," within the meaning of
Section 4219(c)(5) of ERISA, shall occur with respect to any Plan, any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole; or

                  10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected first priority security interest in all of the Collateral, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons); or

                  10.08 Guaranties. At any time after the execution and delivery thereof, any Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor, or any Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty to which it is a party or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty to which it is a party; or

                  10.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any Subsidiary of the US Borrower involving in the aggregate for the US Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $3,000,000; or

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

                  10.10   Change of Control.  A  Change  of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, may with the written consent of the Required Lenders and upon the written request of the Required Lenders, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of any Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 10.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Revolving Loan Commitment terminated, whereupon the Revolving Loan Commitment of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the US Borrower to pay (and the US Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the US Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash or Cash Equivalents, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the US Borrower and then outstanding; (v) enforce, as Collateral Agent, all Liens, rights and remedies created pursuant to any of the Security Documents; and (vi) apply any cash collateral held by the Administrative Agent pursuant to Section 4.02 to the repayment of the Obligations.

                  SECTION 11. Definitions and Accounting Terms.

                  11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additional Investment Basket Amount" shall mean, in respect of any fiscal year of the US Borrower (commencing with its fiscal year beginning on January 1, 2001), the lesser of (x) $5,000,000 and (y) the CapEx Rollover Amount permitted to be utilized for such fiscal year (it being understood that the Additional Investment Basket Amount shall be reset on the first day of each fiscal year of the US Borrower and that no amount of the Additional Investment Basket Amount that remains unutilized may be carried to any fiscal year thereafter).

                  "Additional Security and Guaranty Documents" shall have the meaning provided in Section 8.12.

                  "Administrative Agent" shall mean BTCo (and/or any lending affiliate of BTCo performing obligations or functions on its behalf), in its capacity as Administrative Agent for the Lenders hereunder, and shall include any successor to the Administrative Agent appointed pursu-

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ant to  Section  12.09.  As of the  Effective  Date,  and until  BTCo  otherwise notifies the Borrowers and the Lenders, the Administrative Agent shall be (i) with respect to all matters relating to Foreign Currency Loans (including, without limitation, all determinations of Euro LIBOR, Euro Equivalent, Sterling LIBOR and Sterling Equivalent), Bankers Trust Company (London), and (ii) for all other purposes, BTCo.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Affiliate  Transaction"  shall have the  meaning  provided in
Section 9.06.

                  "Agreement"  shall mean this Credit  Agreement,  as  modified,
supplemented,   amended,  restated  (including  any  amendment  and  restatement hereof), extended or renewed from time to time.

                  "Applicable Commitment Commission Percentage" shall mean (i) with respect to any fiscal quarter of the US Borrower (or, if shorter, the period from the Effective Date through and including June 30, 2000) during which the daily average Total Unutilized Revolving Loan Commitment is greater than 50% of the Total Revolving Loan Commitment, .500% per annum, and (ii) at all other times, .375% per annum; provided that the Applicable Commitment Commission Percentage shall be .500% at all times when a Default or an Event of Default exists.

                  "Applicable Margin" shall mean, with respect to Revolving Loans and Swingline Loans, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Revolving Loans or Swingline Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3 or Level 4, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e) or the first proviso below):


  Level        Leverage Ratio          Base Rate Loans        Euro Rate Loans
 ------       ------------------      --------------------     ---------------
    1       Less than or equal to
            1.75:1.00                        0.50%                  1.50%
    2       Greater than 1.75:1.00
            but less than or equal
            to 2.00:1.00

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

                                             0.75%                  1.75%
    3       Greater than 2.00:1.00
            but less than or equal
            to 2.25:1.00
                                             1.00%                  2.00%
    4       Greater than 2.25:1.00
                                             1.25%                  2.25%

provided, however, that if the US Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(e) showing the applicable Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 4 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than Level 4 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); provided further, that Level 4 pricing shall apply at any time when any Default or Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence (other than the second proviso thereof), Level 3 pricing shall apply for the period from the Effective Date to but not including the date which is the first Start Date after the Borrower's fiscal quarter ending on June 30, 2000.

                  "Approved Currency" shall mean (i) in the case of the US Borrower, Dollars, (ii) in the case of the English Borrower, Pounds Sterling or Euros, and (iii) in the case of the Irish Borrower, Pounds Sterling or Euros.

                  "Asset Sale" shall mean any sale, transfer or other disposition by the US Borrower or any of its Subsidiaries to any Person (including by-way-of redemption by such Person), other than to the US Borrower or a Wholly-Owned Subsidiary of the US Borrower, of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than sales of assets pursuant to Sections
9.02 (ii), (iii), (iv), (v) and (x).

                  "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

                  "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                  "Base Rate" shall mean, at any time, the higher of (i) the Prime Lending Rate and (ii) 1/2 of 1% in excess of the Federal Funds Rate.

                  "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each other Dollar Loan designated or deemed designated as such by the US Borrower at the time of the incurrence thereof or conversion thereto.

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

                  "Borrower" shall mean each of the US Borrower, the English Borrower and the Irish Borrower.

                  "Borrowing" shall mean (i) the borrowing of Swingline Loans from the Swingline Lender on a given date and (ii) the borrowing of Revolving Loans of a single currency and Type by a Borrower from all the Lenders on a given date (or resulting from a conversion or conversions on such date) having in the case of Euro Rate Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City, New York, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro Rate Loans, any day which is a Business Day described in clause (i) above and which is also (x) a day for trading by and between banks in the London interbank market and, with respect to any notices, determinations or payments in respect of Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open and (y) not a day which in London, England shall be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

                  "Calculation Period" shall mean, in the case of any Permitted Acquisition or any Designated Investment, the Test Period most recently ended prior to the date of such Permitted Acquisition or Designated Investment, as the case may be, for which financial statements are available.

                  "CapEx  Rollover  Amount"  shall have the meaning  provided in
Section 9.07(b).

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, but excluding the amount of Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal

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

banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Services or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, (v) marketable direct obligations issued by the District of Columbia or any State of the United States or any political subdivision of any such State or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc. and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

                  "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale or pursuant to a receivable or otherwise, other than (in each case) the portion of such deferred payment constituting interest, but only as and when so received) received by the US Borrower and/or any of its Subsidiaries from such Asset Sale.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

                  "Change of Control" shall mean (i) any Person or "group" (within the meaning of Section 13(d) and 14(d) under the Securities Exchange Act, as in effect on the Effective Date), shall (A) have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in the US Borrower's capital stock or (B) obtained the power (whether or not exercised) to elect a majority of the US Borrower's directors or (ii) the Board of Directors of the US Borrower shall cease to consist of a majority of Continuing Directors or (iii) any "change of control" under, and as defined in, the Senior Subordinated Note Indenture shall occur.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect on the Effective Date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean the Pledge Agreement Collateral, the Security Agreement Collateral and all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10.

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

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Commitment  Commission"  shall have the  meaning set forth in
Section 3.01(a).

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before Consolidated Interest Expense and provision for taxes for such period and without giving effect (x) to any extraordinary gains or losses and (y) to any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period (including deferred financing, legal and accounting costs associated with the Existing Credit Agreement, the Senior Subordinated Notes and this Agreement), but determined without giving effect to any non-cash charges of up to $10,000,000 in the aggregate which are taken by the US Borrower on or prior to December 31, 1999 in connection with the write-off of capitalized costs with respect to certain of the US Borrower's software platforms, software investments and other intangible assets; it being understood that in determining the Leverage Ratio only, Consolidated EBITDA for any period shall be calculated on a Pro Forma Basis to give effect to any Person or assets acquired during such period pursuant to a Permitted Acquisition and/or a Designated Investment and not subsequently sold or otherwise disposed of by the US Borrower or any of its Subsidiaries during such period.

                  "Consolidated Indebtedness" shall mean, at any time, the principal amount of all Indebtedness of the US Borrower and its Subsidiaries at such time as determined on a consolidated basis; provided that for purposes of this definition, the amount of Indebtedness in respect of Interest Rate
Protection Agreements and Other Hedging Agreements shall be at any time the unrealized net loss position, if any, of the US Borrower and/or its Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time.

                  "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period.

                  "Consolidated  Interest  Expense"  shall mean, for any period, the total consolidated interest expense of the US Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the US Borrower and its Subsidiaries representing the interest factor for such period; provided that the amortization of deferred financing costs with respect to this Agreement, the Existing Credit Agreement and the Senior Subordinated Notes shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the US Borrower and its Subsidiaries for such period, determined on a consolidated basis (and after deductions for minority interests), provided that (i) the net income of any other Person

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

which is not a Subsidiary of the US Borrower or is accounted for by the US Borrower by the equity method of accounting shall be included only to the extent of the payment of cash dividends or distributions by such other Person to the US Borrower or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of the US Borrower shall be excluded to the extent that the declaration or payment of cash dividends or similar distributions by that Subsidiary of that net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument or law applicable to such Subsidiary; and (iii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of the US Borrower on the Effective Date and each other director if such director's nomination for election to the Board of Directors of the US Borrower is recommended by a majority of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Subsidiaries Guaranty and each Security Document.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean each Borrower and each Subsidiary Guarantor.

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

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                  "Designated  Investment"  shall have the  meaning  provided in
Section 9.05(xiv).

                  "Dividend" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person, Qualified Preferred Stock of the US Borrower or rights to purchase common stock of such Person or Qualified Preferred Stock of the US Borrower) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any partnership or membership interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership or membership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Dollar Equivalent" shall mean, at any time for the determination thereof, (i) except as provided in clause (ii) below, the amount of Dollars which could be purchased with the amount of the relevant Foreign Currency involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date and (ii) for purposes of Section 13.07(d), the amount of Dollars which could be purchased with the amount of the relevant Foreign Currency involved in such computation at the spot exchange rate therefor as quoted or utilized by the Administrative Agent on the date of any determination thereof for purchase on such day.

                  "Dollar  Loan"  shall  mean  each   Swingline  Loan  and  each
Revolving Loan denominated in Dollars.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean (i) each Subsidiary of the US Borrower that is incorporated under the laws of the United States or any State or territory thereof and (ii) each Subsidiary of the US Borrower that is incorporated or organized outside the United States or any

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State or  territory  thereof  but which is, or has  elected to be,  treated as a partnership or a disregarded entity pursuant to the provisions of Treasury Regulations Section 301.7701-3.

                  "Drawing" shall have the meaning provided in Section 2.05(b).

                  "Effective Date" shall have the meaning provided in Section 13.10.

                  "Eligible Transferee" shall mean and include a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in bank loans or, with the consent of the US Borrower (which consent shall not be unreasonably withheld or delayed), any other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "EMU Legislation" shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

                  "End Date" shall mean, for any Margin Reduction Period, the last day of such Margin Reduction Period.

                  "English Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                   "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss. 2601 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C.ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C.ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C.ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

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                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the Effective Date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the US Borrower or a Subsidiary of the US Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the US Borrower or a Subsidiary of the US Borrower being or having been a general partner of such person.

                  "Euro" shall mean the single currency of the participating member states as described in any EMU Legislation.

                  "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 29 of the Foreign Subsidiaries Guaranty, on the date of determination).

                  "Euro LIBOR" shall mean, with respect to each Interest Period applicable to any Foreign Currency Loan denominated in Euros, (i) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period by reference to page 3750 of the Dow Jones Markets
Screen and/or any successor page for deposits in Euros for a period equal to such Interest Period (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1%), provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Euro LIBOR" shall be the interest rate per annum determined by the Administrative Agent to be the rate (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1% per annum, if such average is not such a multiple) per annum at which deposits in Euros are offered for such relevant Interest Period to major banks in the London interbank market in London, England by BTCo at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period, provided that in the event the Administrative Agent has made any determination pursuant to
Section 1.10(a)(i) in respect of Foreign Currency Loans denominated in Euros, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Foreign Currency Loans denominated in Euros, Euro LIBOR determined pursuant to this definition shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund the respective Foreign Currency Loan denominated in Euros with maturities comparable to the Interest Period applicable thereto.

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

                  "Euro Rate" shall mean (i) with respect to Dollar Loans, the Eurodollar Rate, (ii) with respect to Foreign Currency Loans denominated in Euros, Euro LIBOR, and (iii) with respect to Foreign Currency Loans denominated in Pounds Sterling, Sterling LIBOR.

                  "Euro Rate Loan" shall mean each Revolving Loan (other than any such Revolving Loan incurred as a Base Rate Loan).

                  "Eurodollar Loan" shall mean each Revolving Loan designated as such by the US Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, (a) the rate appearing on Page 3750 of the Dow Jones Telerate Screen (or on any successor or substitute page of such Screen, or any successor to or substitute for such Screen, providing rate quotations comparable to those currently provided on such page of such Screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the interbank Eurodollar market) at approximately 11:00 A.M. (New York time), two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period, provided that in the event that such rate is not available at such time for any reason, then this component of the "Eurodollar Rate" with respect to such Eurodollar Loan for such Interest Period shall be the offered quotation to first-class banks in the interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period; divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Euro-zone" shall mean the region composed of the member states as described in any EMU Legislation.

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Existing Credit Agreement" shall mean the Credit Agreement, dated as of July 24, 1997, as amended and restated as of March 10, 1998, and as further amended, modified or supplemented through the Effective Date, among the US Borrower, the lenders party thereto, U.S. Bank National Association, as Syndication Agent, First Union National Bank, as Documentation Agent, and BTCo, as Administrative Agent.

                  "Existing  Indebtedness"  shall have the  meaning  provided in
Section 7.21.

                  "Existing Letters of Credit" shall have the meaning provided in Section 2.01(a).

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

                  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "Final Maturity Date" shall mean April 11, 2005.

                  "Foreign Borrower" shall mean each of the English Borrower and the Irish Borrower.

                  "Foreign Credit Party" shall mean each Foreign Borrower and each Subsidiary Guarantor that also is a Wholly-Owned Foreign Subsidiary.

                  "Foreign Currency" shall mean (i) in the case of any Revolving Loan, Euros and Pounds Sterling, and (ii) in the case of any non-Dollar denominated Letter of Credit, Euros, Pounds Sterling, Canadian Dollars, Australian Dollars and such other currencies as may be requested by the US Borrower and reasonably acceptable to the Administrative Agent and the respective Issuing Lender.

                  "Foreign   Currency  Loan"  shall  mean  each  Revolving  Loan
denominated in a Foreign Currency.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the US
Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the US Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign   Subsidiaries   Guaranty"  shall  have  the  meaning
provided in Section 5.10(b).

                  "Foreign Subsidiary" shall mean each Subsidiary of the US Borrower which is not a Domestic Subsidiary.

                  "Foreign Subsidiary Third Party Borrowings" shall have the meaning provided in Section 9.04(v).

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

                  "Guaranteed Creditors" shall mean and include each of the Administrative Agent, the Collateral Agent, each Lender and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement with a Subsidiary of the US Borrower to the extent that such party constitutes a Secured Creditor under the Security Documents.

                  "Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued by each Foreign Borrower to each Lender, and Loans made to each Foreign Borrower, under this Agreement, together with all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of such Foreign Borrower to such Lender, the Administrative Agent and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which such Foreign
Borrower  is a party and the due  performance  and  compliance  by such  Foreign
Borrower with all the terms, conditions and agreements contained in this Agreement and each such other Credit Document and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Subsidiary of the US Borrower owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance by each such Subsidiary with all terms, conditions and agreements contained therein.

                  "Guarantor" shall mean each of the US Borrower and each Subsidiary Guarantor.

                  "Guaranty" shall mean and include each of the Parent Guaranty and each Subsidiaries Guaranty.

                  "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv),

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

(v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided, that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

                  "Indebtedness to be Refinanced" shall mean all Indebtedness set forth on Schedule IX.

                  "Independent Financial Advisor" shall mean a firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in any Borrower and (ii) which, in the judgment of the Board of Directors of the US Borrower, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  "Initial Foreign Credit Party" shall mean and include each of the English Borrower, the Irish Borrower, SITEL Teleservices Canada Inc., a Canadian corporation, SITEL Consulting Limited, an English company, Leiderman and Roncoroni Limited, an English company, The Training Works Limited, an English company, SITEL Kingston Limited, an English company, SITEL Moor Park Limited, an English company, SITEL Stratford Limited, an English company, SITEL UK Limited, an English company, B's Telemarketing Limited, an English company, SITEL Kingston (Services) Limited, an English company, SITEL Moor Park (Services) Limited, an English company, SITEL Stratford (Services) Limited, an English company, SITEL Iberica Teleservices, S.A., a Spanish company, Teleaction Hispanica, S.A., a Spanish company, Telepromotion S.A., a Spanish company, and SITEL Belgium NV, a Belgian company.

                  "Intercompany Loan" shall have the meaning provided in Section 9.05(ix).

                  "Intercompany Note" shall mean a promissory note, in the form of Exhibit L or such other form as may be reasonably acceptable to the Administrative Agent, in either case evidencing Intercompany Loans.

                  "Interest Determination Date" shall mean, with respect to any Euro Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Euro Rate Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

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

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "Investment Reference Date" shall have the meaning provided in
Section 9.05(xiv).

                  "Investments" shall have the meaning provided in Section 9.05.

                  "Irish Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Issuing Lender" shall mean BTCo and its affiliates (including Deutsche Bank AG, New York Branch) and any other Lender which at the request of the US Borrower and with the consent of the Administrative Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2 (and/or any lending affiliate of the foregoing Persons performing obligations on its behalf).

                  "Judgment Currency" shall have the meaning provided in Section 13.17(a).

                  "Judgment Currency Conversion Date" shall have the meaning provided in Section 13.17(a).

                  "L/C Supportable Obligations" shall mean (i) obligations of the US Borrower or any of its Subsidiaries with respect to workers compensation, surety bonds and other similar statutory obligations, (ii) all Foreign Subsidiary Third Party Borrowings and (iii) such other obligations of the US Borrower or any of its Subsidiaries as are reasonably acceptable to the respective Issuing Lender and otherwise permitted to exist pursuant to the terms of this Agreement (other than obligations with respect to the Senior Subordinated Notes).

                  "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender"  shall  mean  each  financial  institution  listed on
Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to
Section 1.13 or 13.04(b).

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing required to be made available by it hereunder (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified in writing the Borrowers and/or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 1.01(a), 1.01(c) or 2.04, in the case of either clause
(i) or (ii) as a result of any takeover or control (including, without limitation, as a result of the occurrence of any event of the type described in
Section 10.05 with respect to such Lender) of such Lender by any regulatory authority or agency.

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

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter  of Credit  Fee" shall have the  meaning  provided  in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit at such time and (ii) the amount of all Unpaid Drawings at such time.

                  "Letter of Credit Request" shall have the meaning  provided in
Section 2.03(a).

                  "Leverage Ratio" shall mean, at any time, the ratio of Consolidated Indebtedness at such time to Consolidated EBITDA for the Test Period then most recently ended, provided that, for purposes of calculating the Applicable Margin, the foregoing numerator shall instead be the sum of (I) Consolidated Indebtedness (excluding Revolving Outstandings) at such time plus
(II) the average Revolving Outstandings for the then most recently ended fiscal quarter of the US Borrower.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall mean each Revolving Loan and each Swingline Loan.

                  "Local time" shall mean the local time in effect at (x) the applicable Notice Office (in the case of Notices of Borrowing, Notices of Conversion and Letter of Credit Requests) and (y) the applicable Payment Office in the case of all payments and disbursements of Loans or Letters of Credit.

                  "Mandatory  Borrowing"  shall  have the  meaning  provided  in
Section 1.01(c).

                  "Mandatory Cost" shall mean, in relation to any Lender, the sum of (a) any fees or other amounts payable by the relevant Lender in relation to banking supervision by the Financial Services Authority, as determined in accordance with Schedule VIII, and (b) the cost imputed to such Lender of compliance with any reserve asset requirements of the European Central Bank (in each case, without duplication of any other amounts required to be reimbursed to such Lender pursuant to any other provision of this Agreement).

                  "Margin Reduction Period" shall mean each period which shall commence on the date occurring after the Effective Date upon which the respective officer's certificate is delivered pursuant to Section 8.01(e) and which shall end on the date of actual delivery of the next officer's certificates pursuant to Section 8.01(e) or the latest date on which such next officer's certificate is required to be so delivered.

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

                  "Margin  Stock" shall have the meaning  provided in Regulation
U.

                  "Maximum Swingline Amount" shall mean $10,000,000.

                  "Minimum Borrowing Amount" shall mean (i) with respect to Revolving Loans maintained as Euro Rate Loans, $1,000,000 (or the Euro Equivalent or the Sterling Equivalent, as the case may be), (ii) with respect to Revolving Loans maintained as Base Rate Loans, $500,000, and (iii) with respect to Swingline Loans, $250,000.

                  "NAIC" shall mean the National Association of Insurance Commissioners.

                  "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

                  "Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

                  "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event) received by the respective Person in connection with the respective Recovery Event.

                  "Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such Asset Sale, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness which is secured under the Security Documents) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

                  "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

                  "Note" shall mean each Revolving Note and the Swingline Note.

                  "Notice of  Borrowing"  shall  have the  meaning  provided  in
Section 1.03(a).

                  "Notice of  Conversion"  shall have the  meaning  provided  in
Section 1.06.

                  "Notice  Office"  shall mean (i) except as  provided in clause
(ii) below, the office of Bankers Trust Company, as Administrative Agent, located at One Bankers Trust Plaza, New York, New York 10006, with a copy to Bankers Trust Company, 1 Appold Street, Broadgate, London EC2A HE, Attention:
Loans Agency Department - Liz Keegan, or such other office or offices as the Administrative Agent may designate to the Borrowers and the Lenders

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from time to time, and (ii) in the case of Foreign Currency Loans, the office of
Bankers Trust Company,  1 Appold Street,  Broadgate,  London EC2A HE, Attention:
Loans Agency Department - Liz Keegan, with a copy to Bankers Trust Company at One Bankers Trust Company, New York, New York 10006, or such other office or offices as the Administrative Agent may designate to the Borrowers and the Lenders from time to time.

                  "Obligation  Currency"  shall  have the  meaning  provided  in
Section 13.17(a).

                  "Obligations"   shall   mean   all   amounts   owing   to  the
Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

                  "Parent Guaranty" shall mean the guaranty of the US Borrower pursuant to Section 14.

                  "Participant" shall have the meaning provided in Section 2.04(a).

                  "Payment  Office"  shall mean (i) except as provided in clause
(ii) below, the office of the Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006 or such other office as the Administrative Agent may designate to the Borrowers and the Lenders from time to time, and (ii) in the case of Foreign Currency Loans, the office of Bankers Trust Company, located at 1 Appold Street, Broadgate, London EC2A HE, or such other office or offices as the Administrative Agent may designate to the Borrowers and the Lenders from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

                  "Permitted Acquisition" shall mean the negotiated acquisition by the US Borrower or a Wholly-Owned Subsidiary thereof of assets constituting a business, division or product line of any Person not already a Subsidiary of the US Borrower or of 100% of the capital stock or other equity interests of any such Person (including by way of merger and including by purchasing the remaining portion of the capital stock of any Person in which the US Borrower or a Wholly-Owned Subsidiary already has an ownership interest and as a result of which such Person shall become a Wholly-Owned Subsidiary of the US Borrower), which Person shall, as a

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

result of such stock or other equity acquisition, become a Wholly-Owned Subsidiary of the US Borrower (or shall be merged with and into a Wholly-Owned Subsidiary of the US Borrower) (such assets or Person are referred to as an "Acquired Entity or Business"), provided that (in each case) (A) the consideration paid by the US Borrower or such Wholly-Owned Subsidiary consists solely of cash (including proceeds of Loans), the issuance or incurrence of Indebtedness otherwise permitted by Section 9.04, the issuance of common stock of the US Borrower or Qualified Preferred Stock of the US Borrower to the extent no Default or Event of Default exists pursuant to Section 10.10 or would result therefrom and the assumption/ acquisition of any Indebtedness (calculated at face value) which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) in the case of the acquisition of 100% of the capital stock or other equity interests of any Person (including by way of merger and including by purchasing the remaining portion of the capital stock of any Person in which the US Borrower or a Wholly-Owned Subsidiary already has an ownership interest and as a result of which such Person shall become a Wholly-Owned Subsidiary of the US Borrower), such Person shall own no capital stock or other equity interests of any other Person (other than de minimis amounts) unless either (x) such Person owns 100% of the capital stock or other equity interests of such other Person or (y) (1) such Person and/or its Wholly-Owned Subsidiaries own at least 75% of the consolidated assets of such Person and its Subsidiaries and (2) any non-Wholly Owned Subsidiary or other non-wholly owned equity interest of such Person was non-Wholly Owned prior to the date of such Permitted Acquisition of such Person, (C) the Acquired Entity or Business acquired pursuant to the respective Permitted Acquisition is in a business permitted by Section 9.14 and (D) all applicable requirements of Sections 8.14, 9.02 and 9.15 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing, prior to the consummation thereof, that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

                  "Permitted Liens" shall have the meaning provided in Section 9.01.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the US Borrower or a Subsidiary of the US Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the US Borrower, or a Subsidiary of the US Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in, or in which a security interest has been granted pursuant to, any Pledge Agreement.

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

                  "Pledge Agreements" shall have the meaning provided in Section 5.08.

                  "Pounds Sterling" shall mean freely transferable lawful money of the United Kingdom.

                  "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Principal Amount" shall mean (i) the stated amount of each Swingline Loan, (ii) the stated amount of each Revolving Loan denominated in Dollars, and/or (iii) the Dollar Equivalent of the stated amount of each Foreign Currency Loan, as the context may require.

                  "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) the incurrence of any Indebtedness after the first day of the relevant Calculation Period as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (y) the permanent repayment of any Indebtedness after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period and (z) the Permitted Acquisition or Designated Investment, if any, then being consummated as well as any other Permitted Acquisition or Designated Investment consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Permitted Acquisition or Designated Investment then being effected, with the following rules to apply in connection therewith:

                 (i) all Indebtedness (x) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition or a Designated Investment, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination and (y) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination;

                (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); and

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

               (iii) in making any determination of Consolidated EBITDA, the US Borrower may not take into account any pro forma cost savings or expenses expected to be realized as part of any Permitted Acquisition or Designated Investment, whether or not same would otherwise be permitted to be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act.

                  "Projections" shall mean the projections which were prepared by the US Borrower for the period ending on December 31, 2004 and which were delivered to the Lenders on or about March 15, 2000.

                  "Qualified Preferred Stock" shall mean any preferred stock of the US Borrower so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before December 31, 2006, (ii) do not require the cash payment of dividends, (iii) do not contain any covenants, and (iv) are otherwise reasonably satisfactory to the Administrative Agent.

                  "Quarterly Payment Date" shall mean the last Business Day of each September, December, March and June occurring after the Effective Date.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" shall mean the receipt by the US Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the US Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 8.03.

                  "Register" shall have the meaning provided in Section 13.15.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

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

                  "Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

                  "Relevant   Currency   Equivalent"   shall   mean  the  Dollar
Equivalent, the Euro Equivalent or the Sterling Equivalent, as the case may be.

                  "Replaced Lender" shall have the meaning provided in Section 1.13.

                  "Replacement  Lender"  shall  have  the  meaning  provided  in
Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

                  "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of the Total Revolving Loan Commitment less the Revolving Loan Commitments of all Defaulting Lenders (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Percentages of Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

                  "Restricted Payment" shall mean (a) any authorization, declaration or payment of any Dividends with respect to the US Borrower or any of its Subsidiaries, or (b) the making (or the giving of any notice in respect thereof) by the US Borrower or any of its Subsidiaries of any voluntary, optional or mandatory payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any of the Senior Subordinated Notes.

                  "Restricted Payment Reference Date" shall have the meaning provided in Section 9.03(iii).

                  "Revolving Loan" shall have the meaning provided in Section 1.01(a).

                  "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10, (y) increased from time to time pursuant to Section 3.04 or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

                  "Revolving Note" shall have the meaning provided in Section 1.05(a).

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

                  "Revolving Outstandings" shall mean, at any time, the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding plus the aggregate amount of all Letter of Credit Outstandings at such time.

                  "SEC" shall have the meaning provided in Section 8.01(g).

                  "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

                  "Secured Creditors" shall have the meaning assigned that term in the Security Documents.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Security  Agreements"  shall  have the  meaning  provided  in
Section 5.09.

                  "Security Agreement Collateral" shall mean all "Collateral" as defined in, or in which a security interest has been granted pursuant to, any Security Agreement.

                  "Security Document" shall mean and include each of the Security Agreements, the Pledge Agreements and the Additional Security and Guaranty Documents.

                  "Senior Financial Officer" of the US Borrower shall mean any of the chief financial officer, treasurer or corporate controller of the US Borrower.

                  "Senior Subordinated Note Documents" shall mean the Senior Subordinated Note Indenture, the Senior Subordinated Notes and each other document or agreement relating to the issuance of the Senior Subordinated Notes.

                  "Senior Subordinated Note Indenture" shall mean the Indenture, dated as of March 10, 1998 by and among the US Borrower, the Subsidiary Guarantors party thereto and The First National Bank of Maryland, as trustee.

                  "Senior Subordinated Notes" shall mean the US Borrower's 9-1/4% Senior Subordinated Notes due 2006.

                  "Start Date" shall mean, with respect to any Margin Reduction Period, the first day of such Margin Reduction Period.

                  "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met); provided that the "Stated Amount" of each Letter of Credit denominated in a currency other than Dollars shall be, on any date of calculation, the

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

Dollar Equivalent of the maximum amount available to be drawn in the respective currency thereunder (determined without regard to whether any conditions to drawing could then be met).

                  "Sterling Equivalent" shall mean, at any time for the determination thereof, the amount of Pounds Sterling which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 29 of the Foreign Subsidiaries Guaranty, on the date of determination).

                  "Sterling LIBOR" shall mean, with respect to each Interest Period for any Foreign Currency Loan denominated in Pounds Sterling, (i) the rate per annum that appears on page 3750 of the Dow Jones Telerate Screen (or any successor page) for Pounds Sterling deposits with maturities comparable to the Interest Period applicable to the Foreign Currency Loans subject to the respective Interest Period as of 11:00 a.m. (London time) on the date which occurs two Business Days prior to the date of the proposed commencement of such Interest Period or (ii) if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen (or any successor page), the offered quotation to first-class banks in the London interbank market by the Administrative Agent for Pounds Sterling deposits of amounts in immediately available funds comparable to the principal amount of the Foreign Currency Loan to be made by the Administrative Agent as part of such Borrowing with maturities comparable to the Interest Period applicable to such Foreign Currency Loan as of 11:00 a.m. (London time) on the date which occurs two Business Days prior to the date of the proposed commencement of such Interest Period, provided that in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Foreign Currency Loans denominated in Pounds Sterling, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Foreign Currency Loans denominated in Pounds Sterling, Sterling LIBOR determined pursuant to this definition shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund such Foreign Currency Loan with maturities comparable to the Interest Period applicable thereto.

                  "Subsidiaries Guaranty" shall mean each of the US Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty and each Additional Security and Guaranty Document.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time; provided that Grupo SITEL de Mexico, S.A. de C.V. shall be considered a Subsidiary of the US Borrower under this Agreement so long as the US Borrower or a Wholly Owned Subsidiary thereof owns at least 49% of the equity interest thereof and controls the Board of Directors of such Person.

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

                  "Subsidiary Guarantor" shall mean (i) each Wholly-Owned Domestic Subsidiary of the US Borrower, (ii) each Initial Foreign Credit Party in its capacity as a guarantor and (iii) each other Wholly-Owned Foreign Subsidiary of the US Borrower required to execute a counterpart of any Subsidiaries Guaranty pursuant to the terms of this Agreement.

                  "Swingline Lender" shall mean BTCo.

                  "Swingline Expiry Date" shall mean that date which is five Business Days prior to the Final Maturity Date.

                  "Swingline Loan" shall have the meaning provided in Section 1.01(b).

                  "Swingline Note" shall have the meaning provided in Section 1.05(a).

                  "Taxes" shall have the meaning provided in Section 4.04(a).

                  "Test Date" shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of the US Borrower ended immediately prior to such Start Date.

                  "Test Period" shall mean, at any time, each period of four consecutive fiscal quarters of the US Borrower then last ended (in each case taken as one accounting period).

                  "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

                  "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect less (y) the sum of the aggregate Principal Amount of all Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of all Letter of Credit Outstandings.

                  "Type" shall mean (i) in the case of a Dollar Loan, the type of such Dollar Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan, and (ii) in the case of a Foreign Currency Loan, the Approved Currency of such Foreign Currency Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unpaid  Drawing"  shall  have  the  meaning  provided  for in
Section 2.05(a).

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

                  "Unutilized Revolving Loan Commitment" shall mean, with respect to any Lender at any time, such Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding Principal Amount of all Revolving Loans made by such Lender at such time and (ii) such Lender's Percentage of the Letter of Credit Outstandings at such time.

                  "US Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "US Credit Party" shall mean each of the US Borrower and each Subsidiary Guarantor that is also a Wholly-Owned Domestic Subsidiary.

                  "US Subsidiaries  Guaranty" shall have the meaning provided in
Section 5.10(a).

                  "Wholly-Owned Domestic Subsidiary" shall mean each Domestic Subsidiary of the US Borrower that is also a Wholly-Owned Subsidiary of the US Borrower.

                  "Wholly-Owned Foreign Subsidiary" shall mean each Foreign Subsidiary of the US Borrower that is also a Wholly-Owned Subsidiary of the US Borrower.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  SECTION 12. The Administrative Agent.

                  12.01 Appointment.  The Lenders hereby  irrevocably  designate
BTCo as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" also shall include BTCo in its capacity as Collateral Agent pursuant to the Security Documents and any lending affiliate of BTCo performing any of the duties or functions of the Administrative Agent hereunder or under any other Credit Document) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on their behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto (including, without limitation, acting on behalf of and for the account of each Lender and each holder of any Note, in the creation, execution, perfection, delivery and enforcement of the Security Documents). The Administrative Agent may perform any of its duties hereunder by or through its officers, directors, agents, employees or affiliates.

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                  12.02  Nature of Duties.  The  Administrative  Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  12.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deemed or deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the US Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the US Borrower and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the US Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the US Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  12.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders or all of the Lenders, as applicable, with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders or all of the Lenders, as applicable; and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders or all of the Lenders, as applicable.

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                  12.05 Reliance.  The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

                  12.06 Indemnification. To the extent the Administrative Agent is not reimbursed and indemnified by the US Borrower or any of the Subsidiary Guarantors, the Lenders will reimburse and indemnify the Administrative Agent in proportion to their respective "percentage" as used in determining the Required Lenders for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable decision).

                  12.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

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                  12.09  Resignation  by  the  Administrative   Agent.  (a)  The
Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 60 days' prior written notice to the Borrowers and the Lenders. Such resignation shall take effect upon the appointment of a successor
Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrowers, which acceptance shall not be unreasonably withheld or delayed (provided that the Borrowers' approval shall not be required if an Event of Default then exists).

                  (c) If a successor Administrative Agent shall not have been so appointed within such 60 day period, the Administrative Agent with the consent of the Borrowers (which consent shall not be unreasonably withheld or delayed, provided that the Borrowers' consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 65th day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  12.10 Syndication and Documentation Agents. Notwithstanding any other provision hereof, each of Bank of America, N.A., as syndication agent and First Union National Bank, as documentation agent, in their respective capacities as such, shall have no duties or responsibilities under the Credit Documents and shall incur no liability under this Agreement or the other Credit Documents in such capacities.

                  SECTION 13.  Miscellaneous.
                               -------------

                  13.01 Payment of Expenses, etc. The Borrowers, jointly and severally, agree to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and other counsel to the Administrative Agent) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and, after the occurrence of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or

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

pursuant to any insolvency or bankruptcy proceedings (including, in each case without limitation, the reasonable fees and disbursements of counsel and consultants for the Administrative Agent and, after the occurrence of an Event of Default, counsel for each of the Lenders); (ii) pay and hold the
Administrative Agent, each of the Issuing Lenders and each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Administrative Agent, each of the Issuing Lenders and each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Administrative Agent, such Issuing Lender or such Lender) to pay such taxes; and
(iii) indemnify the Administrative Agent, each Issuing Lender and each Lender, and each of their respective officers, directors, employees, representatives, agents and affiliates from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, any Issuing Lender or any Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any of the transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the US Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials by the US Borrower or any of its Subsidiaries at any location, whether or not owned, leased or operated by the US Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the US Borrower, any of its Subsidiaries or any Real Property owned, leased or at any time operated by the US Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent, any Issuing Lender or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time

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or from time to time, without  presentment,  demand,  protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Credit Parties to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents (in each case with a copy to the US Borrower); if to the Lender, at its address specified on Schedule II; and if to the Administrative Agent, at the Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and any Borrower shall not be effective until received by the Administrative Agent or such Borrower, as the case may be.

                  13.04 Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of each of the Lenders and, provided further, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Revolving Loan Commitment hereunder except as provided in Sections 1.13 and 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Revolving Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Final Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof

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(it  being  understood  that any  amendment  or  modification  to the  financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees payable hereunder), or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Revolving Loan Commitment or Revolving Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Loan Commitment and related outstanding Obligations hereunder to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Loan Commitment or Revolving Loan Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Revolving Loan Commitments of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Revolving Notes by the assigning Lender (or, upon such assigning Lender's indemnifying the applicable Borrower or Borrowers for any lost Revolving Note pursuant to a customary indemnification agreement) new Revolving Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Revolving Note to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Revolving Loan Commitments and/or outstanding Revolving Loans, as the case may be, (iii) the consent of the Administrative Agent shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above (which consent shall not be unreasonably withheld or delayed), (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and
(v) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.15. To the extent of any

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assignment  pursuant to this Section  13.04(b),  the  assigning  Lender shall be relieved of its obligations hereunder with respect to its assigned Revolving Loan Commitment, its outstanding Revolving Loans and its other obligation hereunder. In the case of Loans to the US Borrower, at the time of each assignment of such Loan pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder, which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the US Borrower the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in
Section 4.04(b). In the case of Loans to the English Borrower, at the time of each assignment of such Loan pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder, which is not a resident of the United Kingdom for United Kingdom tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the English Borrower the appropriate forms, declarations or other certification described in Section 4.04(c). In the case of Loans to the Irish Borrower, at the time of each assignment of such Loan pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder, which is not a resident of Ireland for Irish tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Irish Borrower the appropriate certificate or document described in Section 4.04(d). To the extent that an assignment of all or any portion of a Lender's Revolving Loan Commitment and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 2.06 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Revolving Loans and Revolving Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Revolving Loans and Revolving Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

                  13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower or any other Credit Party and the Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit

Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Collateral Agent, any Issuing Lender or any Lender to any other or further action in any circumstances without notice or demand.

                  13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Revolving Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

                  13.07 Calculations; Computations; Accounting Terms. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the US Borrower to the Lenders); provided that, (i) except as otherwise specifically provided herein, all computations and all definitions used in determining compliance with Sections 9.07 through 9.10, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements of the US Borrower referred to in Section 7.05(a) and (ii) the aggregate Stated Amount of all Letters of Credit issued in support of Foreign Subsidiary Third Party Borrowings (and the interest expense related to such Letters of Credit) shall be excluded from the calculation of the financial covenants set forth in Sections 9.08 and 9.09 to the extent, but only to the extent, of the outstanding principal amount of such Foreign Subsidiary Third Party Borrowings at the time of any such calculation.

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

Notwithstanding the foregoing, to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis.

                  (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days (or 365 days in the case of Foreign Currency Loans denominated in Pounds Sterling) for the actual number of days (including the first day but excluding the last day; except that in the case of Letter of Credit Fees, the last day shall be included) occurring in the period for which such interest, Commitment Commission or other Fees are payable.

                  (c) Except as provided in Section 13.07(d), for purposes of this Agreement, the Dollar Equivalent of each Loan that is a Foreign Currency Loan and each Letter of Credit denominated in a Foreign Currency shall be calculated on the date when any such Foreign Currency Loan is made or Letter of Credit is issued, on the second Business Day of each month and at such other times as may be designated by the Administrative Agent. Such Dollar Equivalent shall remain in effect until the same is recalculated by the Administrative Agent as provided above and notice of such recalculation is received by the Borrowers, it being understood that until such notice is received, the Dollar Equivalent shall be that Dollar Equivalent as last reported to the Borrowers by the Administrative Agent. The Administrative Agent shall promptly notify the Borrowers and the Lenders of each such determination of the Dollar Equivalent.

                  (d)  For  the  purposes  of  determining   the  US  Borrower's
obligation to reimburse in Dollars a Drawing under a Letter of Credit denominated in a Foreign Currency (and each Participant's obligation to fund its Participation with respect to any such Letter of Credit), such determination shall be made by the Administrative Agent by converting the amount of the Unpaid Drawing into Dollars based on the Dollar Equivalent thereof on the day on which the Drawing is honored by the respective Issuing Lender. For the purposes of determining the US Borrower's obligation to pay Letter of Credit Fees and Facing Fees with respect to Letters of Credit denominated in a Foreign Currency, such determination shall be made by using the Dollar Equivalent in effect from time to time during the term of any such Letter of Credit as determined by the provisions of Section 13.07(c).

                  13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS EXPRESSLY PROVIDED IN CERTAIN OF THE OTHER CREDIT DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE

JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. IN ADDITION, EACH BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF LOCATED AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

                  (b) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the

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

same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

                  13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (i) each Borrower, the Administrative Agent and the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions set forth in Section 5 are met to the satisfaction of the Administrative Agent and the Required Lenders. Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in Section 5 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release any Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5). The Administrative Agent will give each Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

                  13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby (other than a Defaulting Lender), (i) extend the final scheduled maturity of any Loan or Note or extend the stated expiration date of any Letter of Credit beyond the Final Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i) so long as the principal purpose of such amendment or modification was not to reduce the rate of interest or Fees), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section 13.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Revolving Loan Commitments on the Effective Date), (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Revolving Loan

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

Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (v) increase the Revolving Loan Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Revolving Loan Commitment shall not constitute an increase of the Revolving Loan Commitment of any Lender, and that an increase in the available portion of any Revolving Loan Commitment of any Lender shall not constitute an increase of the Revolving Loan Commitment of such Lender), (w) without the consent of any Issuing Lender, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (x) without the consent of the Swingline Lender, alter the Swingline Lender's rights or obligations with respect to Swingline Loans, (y) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of the Administrative Agent, or (z) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrowers shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Revolving Loan Commitment and/or repay the outstanding Revolving Loans of such Lender and cash collateralize its applicable Percentage of the Letter of Credit Outstandings in accordance with Sections 3.02(b) and 4.01(b), provided that, unless the Revolving Loan Commitment that is terminated, and Revolving Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Revolving Loan Commitments and/or outstanding Revolving Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrowers shall not have the right to replace a Lender, terminate its Revolving Loan Commitment or repay its Revolving Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

                  (c) Notwithstanding anything to the contrary contained above in this Section 13.12, the Administrative Agent and the Collateral Agent may (i) enter into amendments to the Subsidiaries Guaranties and the Security Documents for the purpose of adding additional Subsidiaries of the US Borrower or other Credit Parties as parties thereto and (ii) enter into security documents and guaranty agreements to satisfy the requirements of Sections 8.11, 8.12, 8.14 and 8.15, in each case without the consent of the Required Lenders.

                  13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

                  13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 2.06 or
4.04 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  13.15 Register. Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for purposes of this Section 13.15, to maintain a register (the "Register") on which it will record the Revolving Loan Commitments from time to time of each of the Lenders, the Revolving Loans made by each of the Lenders and each repayment in respect of the principal amount of the Revolving Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrowers' obligations in respect of such Revolving Loans. With respect to any Lender, the transfer of the Revolving Loan Commitment of such Lender and the rights to the principal of, and interest on, any Revolving Loan made pursuant to such Revolving Loan Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Revolving Loan Commitment and Revolving Loans and prior to such recordation all amounts owing to the transferor with respect to such Revolving Loan Commitment and Revolving Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Revolving Loan Commitments and Revolving Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the
Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Revolving Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Revolving Note evidencing such Revolving Loan, and thereupon one or more new Revolving Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrowers, jointly and severally, agree to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.15.

                  13.16 Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 13.16, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the US Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if such Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender) any information with respect to the US Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the US Borrower to the Lenders in writing as confidential, provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by the respective Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Administrative Agent or the Collateral Agent and (vi) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Revolving Notes or Revolving Loan Commitments or any interest therein by such Lender, provided that such prospective transferee or participant agrees to be bound by the confidentiality provisions contained in this Section 13.16.

                  (b) Each Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to the US Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the US Borrower and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender.

                  13.17 Judgment Currency. (a) Each Borrower's obligation hereunder and under the other Credit Documents to make payments in Dollars or,
(x) in the case of a Letter of Credit issued in a Foreign Currency, the Dollar Equivalent thereof or (y) in the case of a Foreign Currency Loan, the applicable Foreign Currency (in any such case, the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent, the respective Issuing Lender or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent, such Issuing Lender or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Relevant Currency Equivalent thereof or, in the case of conversions into other currencies, at the rate of exchange quoted by the Administrative Agent, determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Borrower covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the Relevant Currency Equivalent or any other rate of exchange for this Section 13.17, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  13.18 Euro. (a) If at any time that a Foreign Currency Loan is outstanding, the relevant Foreign Currency is replaced as the lawful currency of the country that issued such Approved Currency (the "Issuing Country") by the Euro so that all payments are to be made in the Issuing Country in Euros and not in the Foreign Currency previously the lawful currency of such country, then such Foreign Currency Loan shall be automatically converted into a Foreign Currency Loan denominated in Euros in a principal amount equal to the amount of Euros into which the principal amount of such Foreign Currency Loan would be converted pursuant to the EMU Legislation and thereafter no further Foreign Currency Loans will be available in such Foreign Currency, with the basis of accrual of interest, notice requirements and payment offices with respect to such converted Foreign Currency Loans to be that consistent with the convention and practices in the Euro-zone interbank market for Euro denominated loans.

                  (b) In each case, to the maximum extent permitted under applicable law, the applicable Borrowers shall from time to time, at the request of any Lender, pay to such Lender the amount of any losses, damages, liabilities, claims, reduction in yield, additional expense, increased cost, reduction in any amount payable, reduction in the effective return of its capital, the decrease or delay in the payment of interest or any other return forgone by such Lender or its affiliates with respect to a Foreign Currency Loan affected by this Section 13.18 as a result of the tax or currency exchange resulting from the introduction, changeover to or operation of the Euro in any applicable nation or eurocurrency market.

                  13.19 European Reorganization. Notwithstanding anything to the contrary contained in this Agreement, the US Borrower shall be permitted, with the prior consent of the Administrative Agent in each instance, to reorganize the ownership structure of the equity of its European Subsidiaries so long as
(i) any such reorganization could not reasonably be expected to result in any material adverse tax or other consequences to the US Borrower or any of its Subsidiaries, (ii) any such reorganization could not reasonably be expected to be adverse to the interests of the Lenders in any material respect and (iii) the Collateral Agent's security interest in the equity of any such European Subsidiaries subject to any such reorganization remains fully perfected and in full force and effect at least to the same extent as such security interest was perfected immediately prior to any such reorganization.

                  SECTION 14.  Parent Guaranty.
                               ---------------

                  14.01 The Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the U.S.

Borrower from the proceeds of the Foreign Loans, the US Borrower hereby agrees with the Lenders as follows: The US Borrower hereby unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations. If any or all of the Guaranteed Obligations becomes due and payable hereunder, the US Borrower unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Guaranteed Creditors in collecting any of the Guaranteed Obligations. This Guaranty is a guaranty of payment and not of collection. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Subsidiary of the US Borrower), then and in such event the US Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the US Borrower, notwithstanding any revocation of this Guaranty or any other instrument evidencing any liability of any Subsidiary of the US Borrower, and the US Borrower shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  14.02 Bankruptcy. Additionally, the US Borrower unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations whether or not due or payable by any Subsidiary of the US Borrower upon the occurrence of any of the events specified in Section 10.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in the respective Approved Currency.

                  14.03 Nature of Liability. The liability of the US Borrower hereunder is exclusive and independent of any security for or other guaranty of the Foreign Guaranteed Obligations whether executed by the US Borrower, any other guarantor or by any other party, and the liability of the US Borrower hereunder is not affected or impaired by (a) any direction as to application of payment by any Subsidiary of the US Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Subsidiary of the US Borrower, or (e) any payment made to the Guaranteed Creditors on the Guaranteed Obligations which any such Guaranteed Creditor repays to any Subsidiary of the US Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the US Borrower waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding or (f) any action or inaction of the type described in Section 14.05.

                  14.04 Independent Obligation. The obligations of the US Borrower hereunder are independent of the obligations of any other guarantor, any other party or any Subsidiary of the US Borrower, and a separate action or actions may be brought and prosecuted against the US Borrower whether or not action is brought against any other guarantor, any other party or any

Subsidiary of the US Borrower and whether or not any other guarantor, any other party or such Subsidiary be joined in any such action or actions. The US Borrower waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Subsidiary of the US Borrower or other circumstance which operates to toll any statute of limitations as to such Subsidiary shall operate to toll the statute of limitations as to the US Borrower.

                  14.05 Authorization. The US Borrower authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Foreign Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                  (c) exercise or refrain from exercising any rights against any Subsidiary of the US Borrower, any other Credit Party or others or otherwise act or refrain from acting;

                  (d)   release  or  substitute  any   one  or  more  endorsers,
         guarantors,  any  Subsidiary of the US Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Subsidiary of the US Borrower to its creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Subsidiary of the US Borrower to the Guaranteed Creditors regardless of what liability or liabilities of such Subsidiary remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit

         Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the US Borrower from its liabilities under this Guaranty.

                  14.06 Reliance. It is not necessary for the Guaranteed Creditors to inquire into the capacity or powers of any Subsidiary of the US Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  14.07 Subordination. Any indebtedness of any Subsidiary of the
US Borrower now or hereafter owing to the US Borrower is hereby subordinated to the Guaranteed Obligations of such Subsidiary owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Subsidiary to the US Borrower shall be collected, enforced and received by the US Borrower for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the US Borrower under the other provisions of this Guaranty. Prior to the transfer by the US Borrower of any note or negotiable instrument evidencing any of the indebtedness of any Subsidiary of the US Borrower to the US Borrower, the US Borrower shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the US Borrower hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under
Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  14.08 Waiver. (a) The US Borrower waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Subsidiary of the US Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Subsidiary of the US Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The US Borrower waives any defense based on or arising out of any defense of any Subsidiary of the US Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of any Subsidiary of the US Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Subsidiary of the US Borrower or any other party, or any security, without affecting or impairing in any way the liability of the US Borrower hereunder except to the extent the Guaranteed Obligations have been paid in cash. The US Borrower waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the US Borrower against any Foreign Borrower or any other party or any security.

                  (b) The US Borrower waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. The US Borrower assumes all responsibility for being and keeping itself informed of any Subsidiary of the US Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the US Borrower assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise the US Borrower of information known to them regarding such circumstances or risks.

                  14.09 Nature of Liability. It is the desire and intent of the US Borrower and the Guaranteed Creditors that this Guaranty shall be enforced against the US Borrower to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the US Borrower under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of the US Borrower shall be deemed to be reduced and the US Borrower shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:
-------

111 South Calvert Street                             SITEL CORPORATION
Suite 1900
Baltimore, Maryland  21202
Telephone:  (410) 246-1505
Telecopier:  (410) 246-0200
Attention:  President                                By: /s/ Nan A. Kreamer
                                                        -------------------
                                                        Title: Vice President

South Bar House SITEL EUROPE PLC South Bar Street SIGNED by SITEL EUROPE PLC Banbury Oxfordshire OX16 9AB acting by its Attorney United Kingdom

Telephone:  44-1295-225-799
Telecopier:  44-1295-264-818
Attention:    Ian Ford              By: /s/ Nan A. Kreamer
                                       -------------------
                                       Title: Attorney

SITEL House, Wolsey Business Park   SITEL TMS LIMITED
Tolpits Lane Watford HERTS WD1 8GJ
United Kingdom
Telephone:   44-1923-715-639
Telecopier:   44-1923-474-557       By: /s/ Nan A. Kreamer
                                       -------------------
Attention:  Ian Ford                   SIGNED AND SEALED by Nan Kreamer
                                       as duly authorised attorney for SITEL TMS
with a copy to                         LIMITED in the presence of:

SITEL Europe plc
at the above address

                                        /s/ Teresa A. Beaufait
                                        ------------------------

                                         BANKERS TRUST COMPANY,
                                           Individually and as Administrative
                                           Agent

                                         By:  /s/ Pam Divino
                                              ---------------------------------
                                               Title:   Vice President

                                         BANK OF AMERICA, N.A., Individually and
                                           as Syndication Agent


                                          By: /s/ Monica Brandes
                                              ---------------------------------
                                              Title:  Senior Vice President

                                         FIRST UNION NATIONAL BANK, Individually
                                           and as Documentation Agent



                                         By: /s/ Douglas A. Nickel
                                             ----------------------------------
                                             Title: Vice President

                                         US BANK NATIONAL ASSOCIATION

                                         By: /s/ David A. Draxler
                                             ----------------------------------
                                             Title: Vice President

                                         BANK ONE, NA
                                         (Main Office Chicago)


                                         By: /s/ Nathan L. Bloch
                                             ----------------------------------
                                             Title:  First Vice President

                                                                      SCHEDULE I
                                                                      ----------

                           REVOLVING LOAN COMMITMENTS
                           --------------------------

                                                                  Revolving Loan
Lender                                                              Commitment
------                                                              ----------

Bankers Trust Company                                             $15,000,000.00

Bank of America, N.A.                                             $15,000,000.00

First Union National Bank                                         $15,000,000.00

US Bank National Association                                      $15,000,000.00

Bank One, NA                                                      $15,000,000.00

         TOTAL:                                                   $75,000,000.00
                                                                   =============

                                                                     SCHEDULE II


                                LENDER ADDRESSES
                                ----------------

Bank                                     Address
----                                     -------

Bankers Trust Company                    130 Liberty Street
                                         New York, NY 10006

                                         Attn:  David Bell
                                         Tel. No.: (212) 250-9048
                                         Fax No.: (212) 250-7218
Bank of America, N.A.                    10 Light Street
                                         Mail Code 4-302-1601
                                         Baltimore, MD  21202
                                         Attn:  Monica Brandes
                                         Tel. No.: (410) 605-8019
                                         Fax No.: (410) 539-7508


First Union National Bank                201 South College Street
                                         CP6, 6th Floor
                                         Mailstop:   NC0760
                                         Charlotte, NC  28270
                                         Attn:  Douglas Nickel
                                         Tel. No.:   (704) 383-4003
                                         Fax No.:    (704) 715-1117
US Bank National Association             US Bank Place
                                         MPFPO607
                                         601 2nd Avenue South
                                         Minneapolis, MN  55402-4302
                                         Attn:  David Draxler
                                         Tel. No.:    (612) 973-0539
                                         Fax No.:     (612) 973-0395
Bank One, NA                             1 Bank One Plaza
                                         14th Floor
                                         Main Suite IL1-0573
                                         Chicago, IL  60670-0573
                                         Attn:  Nathan Bloch
                                         Tel. No.:    (312) 732-2243
                                         Fax No.:    (312) 732-1117

                                         and for Foreign Currency Loans:

                                                                     SCHEDULE II
                                                                     Page 2

Bank                                     Address
----                                     -------


                                          Bank One, NA
                                          London Branch
                                          1 Triton Square
                                          London NW1 3FN
                                          England
                                          Attn:  Dorothy O'Flaharty
                                          Tel No.:  44-171-903-4150
                                          Fax No.:  44-171-903-4148

                                                                    SCHEDULE III

                                                                    SCHEDULE III
                                                                              to
                                                                CREDIT AGREEMENT


                                  SUBSIDIARIES
                                  ------------
                   (all 100% owned unless otherwise indicated)

     ASIA PACIFIC

     (first indented companies are direct subsidiaries of SITEL International, Inc.)

         -SITEL Asia Pacific Investments Pte Limited {Singapore}
              -SITEL Asia Pacific Holdings Pte Limited {Singapore}
                  -SITEL Singapore Pte Ltd. {Singapore}
                  -SITEL Japan KK {Japan}
                  -SITEL Hong Kong Limited {Hong Kong}
                  -SITEL New Zealand Limited {New Zealand}
              -SITEL Australia Pty Ltd. {Australia}
                  -SITEL Australia Holdings Pty Ltd. {Australia}
              -SITEL Telebusiness New Zealand Limited {New Zealand}

     CANADA
     (first indented companies are direct subsidiaries of SITEL International, Inc.)

         -SITEL Teleservices Canada Inc. {Canada}

     EUROPE
     (first indented companies are direct subsidiaries of SITEL International, Inc.)

         -SITEL Europe plc {United Kingdom} 1/ 1/ One share of SITEL Europe plc is owned by SITEL Corporation -SITEL Belgium NV {Belgium}2/ 2/ One share is owned by SITEL International, Inc. -SITEL France Holdings SAS {France}3/ 3/ One share is owned by SITEL Stratford Limited

                  -SITEL Corporation France SA {France}4/ 4/ One share is owned by each of the company's 5 directors -SITEL France SA {France}5/ 5/ One share is owned by each of the company's 5 directors -SITEL France Consumer Services SA {France}6/ 6/ One share is owned by each of the company's 6 directors

              -SITEL GmbH {Germany}
              -SITEL TMS Limited {Ireland}
                 -Telephone Marketing Services (International) Limited {Ireland}
              -Systems Integrated Telemarketing Netherlands B.V. {Netherlands} -SITEL Nordic AB {Sweden}
              -SITEL Consulting Limited {United Kingdom}
                  -Leiderman and Roncoroni Limited {United Kingdom}
                  -The Training Works Limited {United Kingdom}
              -SITEL Kingston Limited {United Kingdom}
              -SITEL Moor Park Limited {United Kingdom}
              -SITEL Stratford Limited {United Kingdom}
              -SITEL UK Limited {United Kingdom}
                  -B's Telemarketing Limited {United Kingdom}
                  -SITEL Kingston (Services) Limited {United Kingdom}
                  -SITEL Moor Park (Services) Limited {United Kingdom}
                  -SITEL Stratford (Services) Limited {United Kingdom}

                                                                    SCHEDULE III
                                                                     Page 2


     LATIN AMERICA
     (first indented companies are direct subsidiaries of SITEL International, Inc.)

         -SITEL (BVI) International, Inc. {BVI}
              -SITEL Mexico Holdings LLC {Nebraska}
                  -Grupo SITEL de Mexico, S.A. de C.V. (49%) {Mexico}
                      -SITEL de Colombia, S.A. (94%) {Colombia}
              -SITEL do Brasil Ltda. {Brazil}

     SPAIN
     (first indented companies are direct subsidiaries of SITEL International, Inc.)

         -SITEL Iberica Teleservices, S.A. {Spain}
              -Action Servicos de Publicidade S.A. {Portugal}
              -Teleaction Hispanica S.A. {Spain}
              -Telepromotion S.A. {Spain}

     U.S.
     (all direct subsidiaries of SITEL Corporation except SITEL Mexico Holdings LLC whose direct parent is shown under Latin America)

     -National Action Financial Services, Inc. {Georgia}
     -Financial Insurance Services, Inc. {Nebraska}
     -Seek the Geek, Inc. {Nebraska}
     -SITEL Insurance Marketing Services, Inc. {Nebraska}
     -SITEL Insurance Services, Inc. {Nebraska}
     -SITEL International, Inc. {Nebraska}
     -SITEL Mexico Holdings LLC {Nebraska}

                                                                    SCHEDULE IV

   SITEL CORPORATION
  SCHEDULE OF EXISTING
      INDEBTEDNESS
      10-Apr-2000

        BORROWER         BANK/COUNTERPARTY         FACILITY TYPE           PURPOSE   MATURITY    BALANCE   USD
        --------         -----------------         -------------           -------   --------    -------   ---
                                                                                                            BALANCE

SITEL Corporation        Mellon US Leasing Finance Lease                 Fixed        Oct-02      $826,597  $826,597
                                                                         Assets
SITEL Corporation        Mellon US Leasing Finance Lease                 Fixed        Nov-02      $159,321  $159,321
                                                                         Assets
SITEL Corporation        MLC Leasing       Finance Lease                 Fixed        Jun-02    $1,776,442 $1,776,442
                                                                         Assets
SITEL Corporation        MLC Leasing       Finance Lease                 Fixed        Dec-01    $1,243,895 $1,243,895
                                                                         Assets
SITEL Corporation        GE Capital        Finance Lease                 Fixed        May-04      $452,089  $452,089
                                                                         Assets
SITEL Corporation        GE Capital        Finance Lease                 Fixed        Oct-04      $959,543  $959,543
                                                                         Assets
SITEL Corporation        GE Capital        Finance Lease                 Fixed        Dec-04      $739,359  $739,359
                                                                         Assets

National Action          Lucent            Finance Lease                 Fixed        Sep-00       $39,334   $39,334
Financial Services       Technologies                                    Assets

Grupo Sitel de Mexico    INVEX             Revolving                     Cash Flow   Renewable   2,916,710  $291,671

SITEL Australia          National          Term Deposit                  Collateral     N/A    A$2,285,173 $1,413,567
                         Australia Bank
SITEL Australia          National          Finance Lease                 Fixed        Feb-01            A$  $638,461
                         Australia Bank                                  Assets                  1,032,136
SITEL Australia          National          Overdraft and Working         Working      Apr-00          A $0        $0
                         Australia Bank    Capital Facility              Capital
SITEL Australia          National          Commercial Bills              Working      Apr-00            A$ $3,711,493
                         Australia Bank                                  Capital                 6,000,000

SITEL Singapore          Compaq            Finance Lease                 Fixed        May-02    S$ 660,017  $382,952
                                                                         Assets
SITEL Singapore          Compaq            Finance Lease                 Fixed        Nov-02    S$ 225,917  $131,080
                                                                         Assets
SITEL Singapore          HSBC              Finance Lease                 Fixed        Sep-00    S$ 152,590   $88,535
                                                                         Assets

SITEL New Zealand        Westpac           Multi-Option Regional         Working     Renewable          $0        $0
                                           Support Facility              Capital

SITEL UK                 Barclays          Finance Lease                 Telecoms     May-00      48387.49   $77,013
                         Mercantile                                      Equipment
SITEL UK                 Barclays          Finance Lease                 Computer     Mar-00     295759.09  $470,729
                         Mercantile                                      Equip
SITEL UK                 Barclays          Finance Lease                 Telecoms     Mar-00     274512.97  $436,914
                         Mercantile                                      Equipment

SITEL Europe plc         Barclays          Hire purchase agreement       Motor        Oct-00      18344.84   $29,198
                         Mercantile                                      vehicles

Systems Integrated       ABN AMRO          Amortizing Loan               Fixed        May-02     2,000,000  $869,565
Telemarketing                                                            Assets
Netherlands B.V.

SITEL Belgium            ING Lease         Finance Lease                 Warehouse    Oct-02       1746913   $42,298
                                                                         Equip
SITEL Belgium            J. Van Breda      Finance Lease                 Computer     Apr-00        247372    $5,990
                                                                         Equip
SITEL Belgium            J. Van Breda      Finance Lease                 Computer     May-00         39439      $955
                                                                         Equip
SITEL Belgium            J. Van Breda      Finance Lease                 Office       Jan-02        158359    $3,834
                                                                         Equip


SITEL Belgium            J. Van Breda      Finance Lease                 Office       Apr-02        370809    $8,978
                                                                         Equip
SITEL Belgium            J. Van Breda      Finance Lease                 Office       Jun-02        187178    $4,532
                                                                         Equip
SITEL Belgium            J. Van Breda      Finance Lease                 Fulfilment   Dec-03       1586767   $38,421
                                                                         Printer
SITEL Belgium            Eurolease         Finance Lease                 Building     Oct-02       9376925  $227,044
                                                                         Improv.
SITEL Belgium            EMG               Finance Lease                 Local Area   Dec-02       4163686  $100,816
                                                                         Network

SITEL France             Etica             Finance Lease                 Pabx         Apr-03       1133617  $165,219

SITEL Nordic             Handelsbanken     Overdraft and loan facility   Working        N/A              0        $0
                                                                         Capital

SITEL Iberica            Banco Santander   GENERALITAT CATALUNYA         Service        N/A         168034      $974
Teleservices,S.A.        Central Hispano                                 Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO  DE ALMUNECAR    Service        N/A         144910      $840
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO DE MOTRIL        Service        N/A         158670      $920
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO DE LA CORUNA     Service        N/A         720000    $4,174
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO DE SAN CUGAT     Service        N/A         400000    $2,319
Teleservices,S.A.                          DEL VALLES                    Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT DE CATALUNYA      Service        N/A         480000    $2,783
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     ELECTRICAS REUNIDAS DE        Service        N/A       13000000   $75,362
Teleservices,S.A.                          ZARAGOZA                      Guaranty
SITEL Iberica            Deutsche Bank     EMPRESA PUBLICA DE            Service        N/A        5700000   $33,043
Teleservices,S.A.                          EMRGENCIAS SANITARIAS         Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO DE BILBAO        Service        N/A         130226      $755
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     DIPUTACION DE VALENCIA        Service        N/A         720000    $4,174
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO DE VALENCIA      Service        N/A        2800000   $16,232
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     SERVEI COORDINACIO URGENCIAS  Service        N/A       10320000   $59,826
Teleservices,S.A.                          DE BARCELONA                  Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A         620000    $3,594
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A        2400000   $13,913
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     AYUNTAMIENTO DE REQUENA       Service        N/A         360000    $2,087
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A         180000    $1,043
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     EMPRESA PUBLICA DE            Service        N/A         450379    $2,611
Teleservices,S.A.                          EMRGENCIAS SANITARIAS         Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A        1199320    $6,953
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A         340164    $1,972
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A        1340000    $7,768
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A         883383    $5,121
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     INSTITUT VALNCIA DE LA        Service        N/A         396000    $2,296
Teleservices,S.A.                          JOVENTOT                      Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A        4160000   $24,116
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     JUNTA CASTILLA LA MANCHA      Service        N/A        2200000   $12,754
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     EMASESA                       Service        N/A         456280    $2,645
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GAS NATURAL, SDG              Service        N/A        4800000   $27,826
Teleservices,S.A.                                                        Guaranty


SITEL Iberica            Deutsche Bank     EMPRESA PUBLICA DE            Service        N/A        4440000   $25,739
Teleservices,S.A.                          EMRGENCIAS SANITARIAS         Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A        1320000    $7,652
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT DE CATALUNYA      Service        N/A         336343    $1,950
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     CONSEJERIA DE GOVERNACION,    Service        N/A        9511200   $55,137
Teleservices,S.A.                          SERVICIO DE PROTECCION CIVIL  Guaranty
SITEL Iberica            Banco Santander   CANAL DE ISABEL II            Service        N/A         871728    $5,053
Teleservices,S.A.        Central Hispano                                 Guaranty
SITEL Iberica            Banco Santander   AYUNTAMIENTO DE BILBAO        Service        N/A        1416000    $8,209
Teleservices,S.A.        Central Hispano                                 Guaranty
SITEL Iberica            Banco Santander   TRIBUNAL ECONOMICO            Service        N/A        1578212    $9,149
Teleservices,S.A.        Central Hispano   ADMINISTRATIVO                Guaranty
SITEL Iberica            Banco Santander   AYUNTAMIENTO DE JEREZ         Service        N/A         364240    $2,112
Teleservices,S.A.        Central Hispano                                 Guaranty
SITEL Iberica            Banco Santander   HOSPITAL DE SIERRALLANA       Service        N/A         679200    $3,937
Teleservices,S.A.        Central Hispano                                 Guaranty
SITEL Iberica            Barclays Bank     TELEFONICA DE ESPANA          Service        N/A        4000000   $23,188
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     TELEFONICA DE ESPANA          Service        N/A        1000000    $5,797
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     TRIBUNAL ECONOMICO            Service        N/A        1383080    $8,018
Teleservices,S.A.                          ADMINISTRATIVO                Guaranty
SITEL Iberica            Barclays Bank     CONSEJERIA DE GOVERNACION,    Service        N/A        2592180   $15,027
Teleservices,S.A.                          SERVICIO DE PROTECCION CIVIL  Guaranty
SITEL Iberica            Barclays Bank     XUNTA DE GALICIA              Service        N/A        5398787   $31,297
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     AYUNTAMIENTO DE OVIEDO        Service        N/A        2910600   $16,873
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     AYUNTAMIENTO DE OLEIROS       Service        N/A         252841    $1,466
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     COMUNIDAD DE MADRID           Service        N/A        4731104   $27,427
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     NORTH FISHING CORPORATION     Service        N/A        6000000   $34,783
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     GENERALITAT VALENCIANA        Service        N/A        1400000    $8,116
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     GENERALITAT VALENCIANA        Service        N/A         182822    $1,060
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Bankinter         GENERALITAT VALENCIANA        Service        N/A        4800000   $27,826
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     COMUNIDAD DE MADRID           Service        N/A        4816264   $27,920
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     INSALUD ,061 DE LA RIOJA      Service        N/A        1467720    $8,509
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     JUNTA CASTILLA LA MANCHA061   Service        N/A        2400000   $13,913
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     CENTRO COORDINADOR DE LA      Service        N/A        2208000   $12,800
Teleservices,S.A.                          GERENCIA DEL 061 DE ARAGON    Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A        2600000   $15,072
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     GENERALITAT VALENCIANA        Service        N/A         218106    $1,264
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Deutsche Bank     PROMOCIONES OROTAVA           Service        N/A         601600    $3,488
Teleservices,S.A.                                                        Guaranty
SITEL Iberica            Barclays Bank     ACTION SERVICOS DE            Service        N/A       40000000  $192,456
Teleservices,S.A.                          PUBLICIDADE, S.A.             Guaranty
Telepromotion,S.A.       Barclays Bank     DIPUTACION FORAL DE VIZCAYA   Service        N/A         320000    $1,855
                                                                         Guaranty

Telepromotion,S.A.       Barclays Bank     GOBIERNO VASCO                Service        N/A         160000      $928
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     GOBIERNO VASCO                Service        N/A         260000    $1,507
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     AYUNTAMIENTO DE BILBAO        Service        N/A        6826692   $39,575
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     AYUNTAMIENTO DE BILBAO        Service        N/A        3413346   $19,788
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     GOBIERNO VASCO                Service        N/A         240000    $1,391
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     GOBIERNO VASCO                Service        N/A         142000      $823
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     GOBIERNO VASCO                Service        N/A        3400000   $19,710
                                                                         Guaranty
Telepromotion,S.A.       Barclays Bank     CONSORCIO DE AGUAS DE BILBAO  Service        N/A        1000000    $5,797
                                                                         Guaranty

                                                                      SCHEDULE V

                                 EXISTING LIENS

                                                                                                                       SCHEDULE V

             DEBTOR         FILING      FILE NO.      ORIGINAL                SECURED PARTY                 COLLATERAL DESCRIPTION
                           LOCATION                  DATE FILED
SITEL Teleservices
 Canada, Inc.               Canada      850558383     4/3/1999    Ricoh Canada, Inc.                **Specific Photocopy Equipment
                                                                  P.O. Box 37, Station A
                                                                  Mississagua, ON  L5A 279
SITEL Teleservices
Canada, Inc.                Canada      860655843     4/9/2000    Xerox Canda Ltd.                  **Specific Photocopy Equipment
                                                                  5650 Yonge Street
                                                                  North York, ON  M2M467
SITEL Teleservices
Canada, Inc.                Canada      841041522     6/19/1998   Newcourt Financial Ltd.           **Photocopier Lease Equipment
                                                                  5050 South Service Road
                                                                  Burlington, ON  L7R 4C8
SITEL Teleservices
Canada, Inc.                Canada      841041523     6/20/1998   Newcourt Financial Ltd.           **Photocopier Lease Equipment
                                                                  5050 South Service Road
                                                                  Burlington, ON  L7R 4C9
SITEL UK Limited              UK                      4/19/1999   Renison Investment Corp.           Security deposit for a lease
                                                                  Number 7, 27 St. James St.             (pound)33,750
                                                                  London  SW1A 1HA
SITEL Corporation           Alabama       1037        1/7/2000    GE Capital Corporation              Specific Leased Equipment
                                                                  44 Old Ridgebury Road
                                                                  Danbury, CT  06810
SITEL Corporation           Georgia   121-99-004685   12/1/1999   General Electric Capital Corp.      Specific Leased Equipment
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation           Georgia   121-00-000077   1/6/2000    General Electric Capital Corp.      Specific Leased Equipment
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation           Georgia   121-00-000272   1/21/2000   General Electric Capital Corp.      Specific Leased Furniture
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation           Georgia   121-00-000480   2/7/2000    Mellon US Leasing                   Specific Leased Equipment
                                                                  525 Market St., Ste 3500
                                                                  San Francisco, CA  94105-2743
SITEL Corporation           Georgia   121-00-000482   2/7/2000    Mellon US Leasing                   Specific Leased Equipment
                                                                  525 Market St., Ste 3500
                                                                  San Francisco, CA  94105-2743
SITEL Corporation           Georgia   121-00-000481   2/7/2000    Mellon US Leasing                   Specific Leased Equipment
                                                                  525 Market St., Ste 3500
                                                                  San Francisco, CA  94105-2743


SITEL Corporation           Georgia   121-00-000483   2/7/2000    Mellon US Leasing                   Specific Leased Equipment
                                                                  525 Market St., Ste 3500
                                                                  San Francisco, CA  94105-2743
SITEL Corporation           Kansas       2424561      2/2/1998    Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  27 Waterview Dr.
                                                                  Shelton, CT  06484
SITEL Corporation          Nebraska    9991527333     Continued   Business Leasing, Inc.               Specific Sharp Equipment
                                                       6/4/96     7929 West Center Road
                                                                  Omaha, NE  68124
SITEL Corporation          Nebraska    9995660502     6/21/1995   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  201 Merritt Seven
                                                                  Norwalk, CT  06856
SITEL Corporation          Nebraska    9995660504     6/21/1995   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  201 Merritt Seven
                                                                  Norwalk, CT  06856
SITEL Corporation          Nebraska    9995671643     6/25/1995   Douglas County Bank & Trust          Specific Canon Equipment
                                                                  6015 NW Radial Highway
                                                                  Omaha, NE  68104
SITEL Corporation          Nebraska    9996685039     3/11/1996   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  201 Merritt Seven
                                                                  Norwalk, CT  096856
SITEL Corporation          Nebraska    9996694626     6/3/1996    Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  201 Merritt Seven
                                                                   Norwalk, CT  096856
SITEL Corporation          Nebraska    9996697544     7/1/1996    Business Credit Leasing             Specific Leased Equipment
                                                                  115 W. College Drive
                                                                  Marshall, MN  56258
SITEL Corporation          Nebraska    9996707775    10/11/1996   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                   201 Merritt Seven
                                                                   Norwalk, CT  096856
SITEL Corporation          Nebraska    9996707776    10/11/1996   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  201 Merritt Seven
                                                                  Norwalk, CT  096856


SITEL Corporation          Nebraska    9997724038     3/10/1997   Business Credit Leasing             Specific Minolta Equipment
                                                                  115 W. College Drive
                                                                  Marshall, MN  56258
SITEL Corporation          Nebraska    9997747067    10/14/1997   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  27 Waterview Drive
                                                                  Shelton, CT  06484
SITEL Corporation          Nebraska    9997752591     12/8/1997   Sharp Electronic Credit Co.          Specific Sharp Equipment
                                                                  1055 Westlakes Drive
                                                                  Berwyn, PA  19312
SITEL Corporation          Nebraska    9998760454     2/24/1998   Pitney Bowes Credit Corp.           Specific Leased Equipment
                                                                  27 Waterview
                                                                  Drive
                                                                  Shelton, CT  06484
SITEL Corporation          Nebraska    9999811056     6/22/1999   General Electric Capital Corp.      Specific Leased Equipment
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation          Nebraska    9999906687     11/8/1999   General Electric Capital Corp.      Specific Telephone Equipment
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation          Nebraska    9900009540     1/6/2000    General Electric Capital Corp.          Specific Telephone Switch
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation          Nebraska    9900010342     1/7/2000    General Electric Capital Corp.          Specific Leased Equipment
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation          Nebraska    9900012178     1/11/2000   General Electric Capital Corp.          Specific Leased Equipment
                                                                  5400 LBJ Freeway, Ste 1280
                                                                  Dallas, TX  75240
SITEL Corporation          Maryland     181032278     1/7/2000    GE Capital Corporation                  Specific Leased Equipment
                                                                  44 Old Ridgebury Road
                                                                  Danbury, CT  06810
SITEL Corporation          Maryland     181032282     1/7/2000    IBJ Whitehall Business Credit Corp.     Specific Leased Equipment
                                                                  One State Street
                                                                  New York, NY  10004
SITEL Corporation          Maryland     181032283     1/7/2020    GE Capital Corporation                  Specific Leased Equipment
                                                                  44 Old Ridgebury Road
                                                                  Danbury, CT  06810
SITEL Corporation          Maryland     181032285     1/7/2000    IBJ Whitehall Business Credit Corp.     Specific Leased Equipment
                                                                  One State Street
                                                                  New York, NY  10004


SITEL Corporation          Maryland     181032286     1/7/2000    GE Capital Corporation                  Specific Leased Equipment
                                                                  44 Old Ridgebury Road
                                                                  Danbury, CT  06810
SITEL Corporation          Maryland     181033077     1/18/2000   IBJ Whitehall Business Credit Corp.     Specific Leased Equipment
                                                                  One State Street
                                                                  New York, NY  10004
SITEL Corporation          Tennessee   971-525317     12/9/1997   Sharp Electronic Credit Co.          Leased Copier and Fax Machine
                                                                  1055 Westlakes Drive
                                                                  Berwyn, PA  19312
SITEL Corporation          Tennessee   993-034242     6/23/1999   General Electric Capital Corp.      Leased Telephone Switch and
                                                                  5400 LBJ Freeway, Ste 1280                   Accessories
                                                                  Dallas, TX  75240
SITEL Corporation            Texas       411769       1/14/2000   MLC Group, Inc.                         Specific Leased Equipment
                                                                  400 Herndon Parkway
                                                                  Herndon, VA  26170
SITEL Corporation            Texas       411770       1/14/2000   MLC Group, Inc.                         Specific Leased Equipment
                                                                  400 Herndon Parkway
                                                                  Herndon, VA  26170
SITEL Corporation            Texas       411771       1/14/2000   MLC Group, Inc.                         Specific Leased Equipment
                                                                  400 Herndon Parkway
                                                                  Herndon, VA  26170
SITEL Corporation            Texas       411772       1/14/2000   MLC Group, Inc.                         Specific Leased Equipment
                                                                  400 Herndon Parkway
                                                                  Herndon, VA  26170
SITEL Corporation            Texas       411959       1/14/2000   MLC Group, Inc.                         Specific Leased Equipment
                                                                  400 Herndon Parkway
                                                                  Herndon, VA  26170
SITEL Corporation            Texas        80117       4/26/1995   American National Bank                Specific Leased Copier and a
                                                                  8990 W. Dodge Road                            Stapler/Sorter
                                                                  Omaha, NE  68114-3383
SITEL Corporation          Virginia      1077282      1/7/2000    GE Capital Corporation                  Specific Leased Equipment
                                                                  44 Old Ridgebury Road
                                                                  Danbury, CT  06810
SITEL Corporation          Wisconsin   7501753415     4/22/1998   AT&T Credit Corporation                 Specific Leased Equipment
                                                                  2 Gatehall Drive
                                                                  Parsippany, NJ  07054
SITEL Corporation          Wisconsin   7501854528     6/14/1999   Newcourt Communications Finance Corp.    Specific Leased Equipment
                                                                  2 Gatehall Drive
                                                                  Parsippany, NJ  07054


SITEL Corporation          Wisconsin   7501915536     1/7/2000    IBJ Whitehall Business Credit Corp.      Specific Leased Equipment
                                                                  One State Street
                                                                  New York, NY  10004
SITEL Corporation          Wisconsin   7501915539     1/7/2000    GE Capital Corporation                   Specific Leased Equipment
                                                                  44 Old Ridgebury Road
                                                                  Danbury, CT  06810
National Action
Financial Services         Georgia    6019950731     4/24/1995   AT&T Credit Corporation                  Specific Leased Equipment
                                                                 2 Gatehall Drive
                                                                  Parsippany, NJ  07054
National Action
Financial Services        New York      199509       10/3/1995   AT&T Credit Corporation                  Specific Leased Equipment
                                                                 2 Gatehall Drive
                                                                 Parsippany, NJ  07054
National Action
Financial Services        Georgia   044-95-007858   8/21/1995   American Business Credit Corp.           Specific Leased Equipment
                                                                  11201 Danka Circle North
                                                                  St. Petersburg, FL  33716
                                                                  Assigned to:
                                                                  Bennet Leasing Corp.
                                                                  Two Clinton Square
                                                                  Syracuse, NY  13202
National Action
Financial Services         Georgia   044-95-011352   12/4/1995   AT&T Credit Corporation           Specific Leased Equipment
                                                                  2 Gatehall Drive
                                                                  Parsippany, NJ  07054
Grupo Sitel de Mexico       Mexico    Attachment 4    1/1/1996    El Camino Resources               Leased Telephone Equipment
                                                                                                        USD 292,776 Total

Grupo Sitel de Mexico       Mexico    Attachment 15   8/1/1999    El Camino Resources                    Leased Computers
                                                                                                         USD 50,675 Total

Grupo Sitel de Mexico       Mexico    Attachment 16   9/1/1999    El Camino Resources               Leased Telephone Equipment
                                                                                                         USD 85,988 Total

Grupo Sitel de Mexico       Mexico    Attachment 17   9/1/1999    El Camino Resources                    Leased furniture
                                                                                                         USD 66,751 Total

SITEL Europe plc             U.K.                                 Barclays Mercantile                   Motor Vehicles Hire Purchase
SITEL UK Limited             U.K.                                 Barclays Mercantile                              Agreement
                                                                                                      Telecom and Computer Equipment

SITEL UK Limited             U.K.                                 Barclays Mercantile
                                                                                                    Telecom and Computer Equipment

SITEL Belgium, NV           Belgium                               ING Lease
                                                                                                         Warehouse Equipment

SITEL Belgium, NV           Belgium                               J. Van Breda
                                                                                                          Computer Equipment



SITEL Belgium, NV           Belgium                               J. Van Breda
                                                                                                          Computer Equipment

SITEL Belgium, NV           Belgium                               J. Van Breda
                                                                                                           Office Equipment

SITEL Belgium, NV           Belgium                               J. Van Breda

                                                                                                           Office Equipment

SITEL Belgium, NV           Belgium                               J. Van Breda
                                                                                                           Office Equipment

SITEL Belgium, NV           Belgium                               J. Van Breda
                                                                                                           Office Equipment

SITEL Belgium, NV           Belgium                               Eurolease
                                                                                                          Building Improvements

SITEL Belgium, NV           Belgium                               EMG
                                                                                                            Local Area Network

LIENS TO BE TERMINATED AT
CLOSING AND RELEASED AS A
MATTER OF RECORD POST-CLOSING

SITEL Corporation                 Nebraska    9997739798     7/28/1997   Bankers Trust Company      Stock Notes, Partnership and LLC
                                                                         130 Liberty Street                        Interests
                                                                         New York, NY  10006

SITEL Corporation                 Nebraska    9997739801     7/28/1997   Bankers Trust Company      Stock Notes, Partnership and LLC
                                                                         130 Liberty Street                        Interests
                                                                         New York, NY  10006
SITEL Corporation                 Maryland     180768113     3/16/1998   Bankers Trust Company    Capital Stock and Equity Interests
                                                                         130 Liberty Street
                                                                         New York, NY  10006
SITEL Corporation                 Maryland     180768114     3/16/1998   Bankers Trust Company                      Accounts
                                                                         130 Liberty Street
                                                                         New York, NY  10006
SITEL Corporation                 Nebraska    9997739799    07/28/1997   Bankers Trust Company  Stock, Partnership and LLC Interests
                                                              Amended    130 Liberty Street
                                                              3/16/98    New York, NY  10006
SITEL International, Inc.         Nebraska    9998762901     3/16/1998   Bankers Trust Company  Stock, Partnership and LLC Interests
                                                                         130 Liberty Street
                                                                         New York, NY  10006


SITEL Insurance Services, Inc.    Nebraska    9997739800      Amended    Bankers Trust Company  Stock, Partnership and LLC Interests
                                                              3/16/98    130 Liberty Street
                                                                         New York, NY  10006
SITEL Insurance Services, Inc.    Nebraska    9997739801    07/28/1997   Bankers Trust Company                   Same as above
                                                              Amended    130 Liberty Street
                                                              3/16/98    New York, NY  10006
SITEL Insurance Services, Inc.    Nebraska    9998762900     3/16/1998   Bankers Trust Company                   Accounts
                                                                         130 Liberty Street
                                                                         New York, NY  10006
Financial Insurance Services,     Nebraska    9997739802    07/28/1997   Bankers Trust Company  Stock, Partnership and LLC Interests
Inc.                                                          Amended    130 Liberty Street
                                                              3/11/98    New York, NY  10006
Financial Insurance Services,     Nebraska    9997739803    07/28/1997   Bankers Trust Company  Stock, Notes & Partnership or Member
Inc.                                                          Amended    130 Liberty Street                                Interests
                                                              3/11/98    New York, NY  10006
Financial Insurance Services,     Nebraska    9998762899     3/16/1998   Bankers Trust Company                   Accounts
Inc.                                                                     130 Liberty Street
                                                                         New York, NY  10006
Financial Insurance Services,     Nebraska    9997739804     7/28/1997   Bankers Trust Company  Stock, Notes & Partnership or Member
Inc.                                                                     130 Liberty Street                              Interests
                                                                         New York, NY  10006
National Action Financial          Georgia   067-97-009122   8/1/1997    Bankers Trust Company  Stock, Notes & Partnership or Member
Services                                                                 130 Liberty Street                    Interests
                                                                         New York, NY  10006
National Action Financial          Georgia   067-98-007295   6/15/1998   Bankers Trust Company      Accounts, Equipment, Inventory
Services                                                                 130 Liberty Street
                                                                         New York, NY  10006
SITEL Insurance Marketing         Nebraska    9997739795    07/28/1997   Bankers Trust Company  Stock, Notes & Partnership or Member
Services, Inc.                                                Amended    130 Liberty Street                    Interests
                                                              3/17/98    New York, NY  10006
National Action Financial         Nebraska    9997739804     7/28/1997   Bankers Trust Company                  Accounts
Services                                                                 130 Liberty Street
                                                                         New York, NY  10006
SITEL Insurance Marketing Serv.   Nebraska    9998762896     3/16/1998   Bankers Trust Company                  Accounts
                                                                         130 Liberty Street
                                                                         New York, NY  10006
SITEL Mexico Holdings LLC         Nebraska    9998782132     9/14/1998   Bankers Trust Company  Accounts Receivable and Contract
                                                                         130 Liberty Street                   Rights
                                                                         New York, NY  10006


LIENS TO BE TERMINATED AND
RELEASED POST-CLOSING

National Action Financial          Fulton    060-95-008824   5/16/1995   Provident Capital Group, Inc.     Specific Leased Equipment
Services                           County                                1406 1405h Place NE, #200
                                   Georgia                               Bellevue, WA 98007
                                                                         Assigned to:
                                                                         Colonial Pacific Leasing
                                                                         P.O. Box 1100
                                                                         Tualatin, OR  97062
National Action Financial          DeKalb    044-95-005489   5/16/1995   First Union National Bank of      Acccounts and Specific
Services                           County       amended                  Georgia                              Leased Equipment
                                   Georgia   044-96-001472               999 Peachtree
                                                                         Street
                                                                         Atlanta, GA  30309
National Action Financial          Alabama       48852      11/26/1999   IBM                    All computer, information processing
Services                                                                 Corporation         and other purchased equipment and goods
                                                                         1133 Westchester Ave.  referenced on IBM Supplement #013148
                                                                         White Plains, NY  10604                      dated 11/15/97
National Action Financial         Gwinnett       Book        5/7/1998    Georgia Higher Education Assistance Judgment Lien $4,361.73
Services                           County         897                    Corporation
                                   Georgia     Page 103                  285 Peachtree Center Avenue
                                                                         NE

                                                                         Atlanta, GA  30303-1229
SITEL Corporation                 Colorado    19972048421    6/12/1997   IBM Corporation              IBM Equipment specified on IBM
                                                                         1133 Westchester Avenue     Supplement #012228 dated 6/3/97
                                                                          White Plains, N Y  10604
SITEL Corporation                  Georgia   007-97-004171   6/12/1997   IBM Corporation                         Equipment
                                                                         1133 Westchester Avenue
                                                                          White Plains, N Y  10604
SITEL Corporation                 Nebraska    9997735431     6/12/1997   IBM Corporation                   Specific IBM Equipment
                                                                         1133 Westchester Avenue
                                                                          White Plains, N Y  10604
SITEL Corporation                   Texas       122818       6/17/1997   IBM Credit Corporation              Specific Equipment
                                                                         1133 Westchester Ave.
                                                                         White Plains, NY  10604
SITEL Corporation                   Texas       122819       6/12/1997   IBM Credit Corporation              Specific Equipment
                                                                         1133 Westchester Ave.
                                                                         White Plains, NY  10604
SITEL TMS Limited                 Ireland                    1/23/1997   Allied Irish Banks PLC     Mortgage on 48 Western Parkway
                                                                                                 Business Centre, Ballymount, Dublin



SITEL Consulting Limited
(f/k/a L&R Group)               UK                9/5/1994    Barclays Bank            All freehold and leasehold property,
                                                              54 Lombard Street        fixtures, machinery, goodwill, book
                                                              London  EC3P 3AH                        debts
SITEL Consulting Limited
(f/k/a the L&R Group Limited)   UK                3/18/1998   The Royal Bank of Scotland PLC ***All freehold and leasehold property,
                                                              36 St. Andrew Square                 fixtures, machinery, goodwill,
                                                              Edinburgh  EH2 24B                intellectual property rights, stock
                                                                                                     book debts, bank accounts
SITEL Consulting Limited        UK                1/26/2000   Barclays Bank                     All freehold and leasehold property,
                                                              54 Lombard Street                    fixtures, machinery, goodwill,
                                                              London  EC3P 3AH                  intellectual property rights, stock
                                                                                                     book debts, bank accounts
Mitre PLC (SITEL Europe plc)    UK                5/12/1994   The Royal Bank of Scotland PLC
                                                              36 St. Andrew Square              ***Equipment, machinery, furniture,
                                                              Edinburgh  EH2 24B             fixtures, goodwill, stock, Intellectual
                                                                                                    property rights, book debts
SITEL Europe plc                UK                1/26/2000   Barclays Bank                       Freehold and leasehold property,
                                                              54 Lombard Street                   machinery, goodwill, book debts
                                                              London  EC3P 3AH
SITEL UK PLC                    UK                1/23/1998   The Royal Bank of Scotland PLC ***All freehold and leasehold property,
                                                              36 St. Andrew Square                 fixtures, machinery, goodwill,
                                                              Edinburgh  EH2 24B                Intellectual property rights, stock,
                                                                                                     book debts, bank accounts
SITEL UK Limited                UK                1/26/2000   Barclays Bank                       Freehold and leasehold property,
                                                              54 Lombard Street                   machinery, goodwill, book debts
                                                              London  EC3P 3AH
SITEL Moor Park Limited         UK                9/20/1995   The Royal Bank of Scotland PLC  ***Fixed and floating charges over the
                                                              36 St. Andrew Square           undertaking and all property and assets
                                                              Edinburgh  EH2 24B             present and future, including goodwill,
                                                                                             bookdebts, uncalled capital, buildings,
                                                                                                fixtures, fixed plan and machinery
SITEL Moor Park (Services)      UK                3/3/1998    The Royal Bank of Scotland PLC  ***Fixed and floating charges over the
Limited                                                       36 St. Andrew Square           undertaking and all property and assets
                                                              Edinburgh  EH2 24B             present and future, including goodwill,
                                                                                             bookdebts, uncalled capital, buildings,
                                                                                                fixtures, fixed plan and machinery


SITEL Stratford Limited          UK                4/6/1994    Barclays Mercantile Business  A vax mainframe computer syste with all
                                                               Finance Limited               component parts as detailed on invoices
                                                                                                     from Merit Support Limited

SITEL Stratford Limited          UK             5/12/1994   The Royal Bank of Scotland PLC    ***Fixed and floating charges over the
                                                            36 St. Andrew Square             undertaking and all property and assets
                                                            Edinburgh  EH2 24B               present and future, including goodwill,
                                                                                             bookdebts, uncalled capital, buildings,
                                                                                                fixtures, fixed plan and machinery
SITEL Stratford Limited          UK             5/12/1994   The Royal Bank of Scotland PLC      ***Land on the south west side of
                                                            36 St. Andrew Square              Timothy's Bridge Road Strateford Upon
                                                            Edinburgh  EH2 24B                 Avon Warwickshire together with the
                                                                                               benefits of all covenants and rights
                                                                                              affecting or concerning the property,
                                                                                              the present and future goodwill of any
                                                                                                business carried on at the proper
SITEL Stratford (Services)       UK             3/3/1998    The Royal Bank of Scotland PLC    ***Fixed and floating charges over the
Limited                                                     36 St. Andrew Square             undertaking and all property and assets
                                                            Edinburgh  EH2 24B               present and future, including goodwill,
                                                                                             bookdebts, uncalled capital, buildings,
                                                                                                fixtures, fixed plan and machinery
SITEL Kingston (Services)        UK             3/3/1998    The Royal Bank of Scotland PLC    ***Fixed and floating charges over the
Limited                                                     36 St. Andrew Square             undertaking and all property and assets
                                                            Edinburgh  EH2 24B               present and future, including goodwill,
                                                                                             bookdebts, uncalled capital, buildings,
                                                                                                fixtures, fixed plan and machinery
SITEL Corporation              Georgia   025-97-001536   2/28/1997   First Bank National Association   Accounts, General Intangibles
                                                                     1700 Farnam
                                                                     Omaha, NE  68102
SITEL Corporation              Georgia   057-07-000771   3/3/1997    First Bank National Association   Accounts, General Intangibles
                                                                     1700 Farnam
                                                                     Omaha, NE  68102
Merit Communications NV (now   Belgium     Brussels     10/26/1993   Fortis Bank                          All Business Assets
SITEL Belgium NV)                          Mortgage                                                     (Balance of 119,050 USD)
                                           Registry



Merit Communications NV (now   Belgium     Brussels      6/21/1994   KBC Bank                             All Business Assets
SITEL Belgium NV)                          Mortgage                                                     (Balance of 119,050 USD)
                                           Registry

Merit Communications NV (now   Belgium     Brussels      6/9/1994    Fortis Bank                          All Business Assets
SITEL Belgium NV)                          Mortgage                                                     (Balance of 119,050 USD)
                                           Registry

Merit Communications NV (now   Belgium     Brussels      6/5/1995    Fortis Bank                          All Business Assets
SITEL Belgium NV)                          Mortgage                                                     (Balance of 714,285 USD)
                                           Registry

Merit Communications NV (now   Belgium     Brussels      4/11/1996   Deutsche Bank                        All Business Assets
SITEL Belgium NV)                          Mortgage                                                     (Balance of 297,620 USD)
                                           Registry

Merit Communications NV (now       Belgium     Brussels     11/12/1996   Fortis Bank                       All Business Assets
SITEL Belgium NV)                              Mortgage                                                  (Balance of 119,050 USD)
                                               Registry

                                 **Canadian
                                 Counsel is
                                  preparing
                                     an
                                 acknowledgement
                                  regarding
                                  specific
                                   type of
                                 collateral.

***Barclays is indemnifying Royal Bank of Scotland against the amount of the obligation guaranteed by Royal Bank of Scotland (50,000 British pounds sterling) in order to secure the termination and release of these security interests.

                                                                     SCHEDULE VI
                                                                     -----------

EXISTING INVESTMENTS

490 shares of SITEL Insurance Services Canada Inc. common stock (49%) held by SITEL Teleservices Canada Inc.

50 shares of Class A common stock of 3101223 Canada Inc. (50%) held by SITEL Teleservices Canada Inc.

35.898% of International Research Pty Ltd. common stock held by SITEL Asia Pacific Investments Pte Ltd. (this Investment has been written off)

35.898% of Software Associates Asia Ltd. common stock held by SITEL Asia Pacific Investments Pte Ltd. (this Investment has been written off)

                                                                    SCHEDULE VII

                           EXISTING LETTERS OF CREDIT
                           --------------------------

         Borrower              Issuing Lender             Beneficiary             Expiry Date        Currency        Stated Amount
         --------              --------------             -----------             -----------        --------        -------------
     SITEL Corporation          US Bank N.A.        National Australia Bank         9/10/00          Dollars           $3,200,000

                                                                   SCHEDULE VIII



                                 MANDATORY COSTS

                          CALCULATION OF MANDATORY COST

         (a) The Mandatory Cost for a Lender for a Euro Rate Loan for each of its Interest Periods (or any other period for which interest is calculated) is the rate determined by the Administrative Agent to be equal to the arithmetic mean (rounded upward, if necessary, to the nearest 1/16th of one per cent.) of the respective rates notified by such Lender to the Administrative Agent and calculated in accordance with the following formulae:

                  in relation to a Euro Rate Loan denominated in Sterling:

                  BY + S(Y-Z) + F x 0.01 % per annum =  Mandatory  Cost 100-(B +
S) in relation to any other Euro Rate Loan:

                  F x 0.01 % per annum = Mandatory Cost
                  --------
                    300

                  where on the day of application of the relevant formula:

                  B is the percentage of that Lender's eligible liabilities (assuming them to be in excess of any stated minimum) which the Bank of England requires that Lender to hold on a non-interest-bearing deposit account in accordance with its cash ration requirements;

                  Y is the Euro Rate applicable to the relevant Interest Period (or period);

                  S is the percentage of that Lender's eligible liabilities which the Bank of England requires from time to time that Lender to place as interest bearing special deposits with the Bank of England;

                  Z is the interest rate per annum payable by the Bank of England to that Lender on special interest bearing deposits; and

                  F is the charge payable by that Lender to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations but where for this purpose, the figure in paragraph 2.02b and 2.03b will be deemed to be zero expressed in Pounds Sterling per (pound)1 million of the fee base of that Lender.

         b)       For the purposes of this Exhibit E:

                    (i) "eligible liabilities" and "special deposits" have the meaning given to them at the time of application of the formula by the Bank of England;

                    (ii) "fee  base"  has the  meaning  given  to it in the Fees
                         Regulations; and

                    (iii)"Fees  Regulations"   means  the  Banking   Supervision
                         (Fees) Regulations 1998 and/or any other regulations governing the payment of fees for banking supervision.

         (c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g., if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15.

         (d)      (i)   The formula is applied on the first day of each relevant
                        period comprised in the relevant Interest Period
                        (or period).

                  (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to the nearest 1/16th of one per cent.

         (e) If the Administrative Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Administrative Agent (after consultation with the Lenders) shall notify the Borrowers of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Administrative Agent shall, in the absence of manifest error, be binding on all parties.

                                                                     SCHEDULE IX

SCHEDULE OF INDEBTEDNESS TO BE REFINANCED


          Currency        Borrower          Bank/Counterparty       Facility Type         Purpose         Maturity      Balance
          --------        --------          -----------------       -------------         -------         --------      -------

            USD  SITEL Corporation             Bankers Trust   Credit Facility                                         12,500,000.00


            EUR     Telepromotion,             Deutsche Bank              Loan          Leasehold     4/8/02              613.193,77
                              S.A.                                                    improvement
            EUR     Telepromotion,               Caja Madrid              Loan      Furniture and    6/15/02              347.599,08
                              S.A.                                                       computer
                                                                                        equipment

            EUR      SITEL Iberica             Barclays Bank              Loan          Furniture    4/24/00                3.496,06
                     Teleservices,
                              S.A.

            EUR      SITEL Iberica             Barclays Bank              Loan           Computer    7/24/00               48.463,94
                     Teleservices,                                                      equipment
                              S.A.

            EUR      SITEL Iberica               Caja Madrid              Loan          Telephone    10/21/00             189.349,40
                     Teleservices,                                                       software
                              S.A.

            EUR      SITEL Iberica               Caja Madrid              Loan          Telephone    6/15/02              695.198,19
                     Teleservices,                                                       hardware
                              S.A.

            EUR    Action ServiCos             Barclays Bank              Loan          Leasehold    11/24/02             202.511,95
                   de Publicidade,                                                   improvement,
                              S.A.

            EUR     Telepromotion,               Caja Madrid         Overdraft    Working capital    6/15/00              127.967.50
                              S.A.

            EUR      SITEL Iberica             Barclays Bank         Overdraft    Working capital     6/9/00            1.083.306,29
                     Teleservices,
                              S.A.

            EUR      SITEL Iberica               Caja Madrid         Overdraft    Working capital    6/15/00            1.073.714,13
                     Teleservices,
                              S.A.

            EUR      SITEL Belgium                  KBC Bank     Overdraft and    Working capital     4-7-00            1.273.539,00
                                                                 Straight Loan

            EUR      SITEL Belgium             Deutsche Bank     Overdraft and    Working capital    6-30-00              727.313,40
                                                                  Straight Loan
     EUR/USD/GBP      SITEL Belgium               Fortis Bank     Overdraft and    Working capital      N/A               495.787,00
                                                                  Straight Loan

          EUR      SITEL Belgium                       BBL     Overdraft and    Working capital    5-17-00              484.345,60
                                                               Straight Loan

          EUR      SITEL Belgium                  ABN AMRO         Overdraft    Working capital      N/A                    554,58
          EUR         SITEL Gmbh             Generale Bank     Overdraft and    Working capital      N/A                150.000,00
                                                               Straight Loan

          EUR         SITEL Gmbh               Commerzbank         Overdraft    Working capital      N/A                         0
          EUR       SITEL France     Societe Generale Bank         Overdraft    Working capital      N/A                         0
          EUR       SITEL France                  S.N.V.B.    Securitization           Accounts     12-00                        0
                                                                                     Receivable

          EUR            Systems                  ABN AMRO         Overdraft    Working capital      N/A                         0
                      Integrated
                   Telemarketing

                Netherlands B.V.
          GBP           SITEL UK             Barclays Bank     Overdraft and    Working Capital     12-00                        0
                                                               Straight Loan
          GBP  SITEL Europe, plc             Barclays Bank         Overdraft    Working Capital     12-00                        0
          GBP   SITEL Consulting             Barclays Bank         Overdraft    Working Capital     12-00                        0
                             Ltd

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  Amount and Terms of Credit.....................................    1

         1.01  The Commitments.............................................    1
         1.02  Minimum Amount of Each Borrowing............................    3
         1.03  Notice of Borrowing.........................................    3
         1.04  Disbursement of Funds.......................................    4
         1.05  Notes.......................................................    5
         1.06  Conversions.................................................    6
         1.07  Pro Rata Borrowings.........................................    6
         1.08  Interest....................................................    6
         1.09  Interest Periods............................................    7
         1.10  Increased Costs, Illegality, etc............................    8
         1.11  Compensation................................................   11
         1.12  Change of Lending Office....................................   11
         1.13  Replacement of Lenders......................................   12

SECTION 2.  Letters of Credit..............................................   13

         2.01  Letters of Credit...........................................   13
         2.02  Maximum Letter of Credit Outstandings; Final Maturities.....   14
         2.03  Letter of Credit Requests; Minimum Stated Amount............   14
         2.04  Letter of Credit Participations.............................   15
         2.05  Agreement to Repay Letter of Credit Drawings................   17
         2.06  Increased Costs.............................................   18

SECTION 3.  Fees; Adjustments to the Total Revolving Loan Commitment.......   19

         3.01  Fees........................................................   19
         3.02  Voluntary Termination of Unutilized Commitments.............   19
         3.03  Mandatory Reduction of Commitments..........................   20
         3.04  Increase of the Total Revolving Loan Commitment.............   21

SECTION 4.  Prepayments; Payments; Taxes...................................   22

         4.01  Voluntary Prepayments.......................................   22
         4.02  Mandatory Repayments........................................   23
         4.03  Method and Place of Payment.................................   24
         4.04  Net Payments................................................   24

SECTION 5.  Conditions Precedent to the Effective Date.....................   27

         5.01  Execution of Agreement; Notes...............................   27
         5.02  Officer's Certificate.......................................   27
         5.03  Opinions of Counsel.........................................   28
         5.04  Corporate Documents; Proceedings; etc.......................   28
         5.05  Refinancing, etc............................................   29
         5.06  Adverse Change, etc.........................................   29
         5.07  Litigation..................................................   30
         5.08  Pledge Agreements...........................................   30
         5.09  Security Agreements.........................................   30
         5.10  Subsidiary Guaranties.......................................   31
         5.11  Financial Statements; Projections...........................   31
         5.12  Solvency Certificate........................................   31
         5.13  Insurance Certificates......................................   31
         5.14  Fees, etc...................................................   32
         5.15  Consent Letter..............................................   32

SECTION 6.  Conditions Precedent to All Credit Events......................   32

         6.01  Effective Date..............................................   32
         6.02  No Default; Representations and Warranties..................   32
         6.03  Notice of Borrowing; Letter of Credit Request...............   32

SECTION 7.  Representations, Warranties and Agreements.....................   33

         7.01  Status......................................................   33
         7.02  Power and Authority.........................................   33
         7.03  No Violation................................................   33
         7.04  Approvals...................................................   34
         7.05  Financial Statements; Financial Condition; Undisclosed
               Liabilities; Projections; etc...............................   34
         7.06  Litigation..................................................   35
         7.07  True and Complete Disclosure................................   35
         7.08  Use of Proceeds; Margin Regulations.........................   35
         7.09  Tax Returns and Payments....................................   36
         7.10  Compliance with ERISA.......................................   36
         7.11  Security Documents..........................................   37
         7.12  Properties..................................................   38
         7.13  Capitalization..............................................   38
         7.14  Subsidiaries................................................   38
         7.15  Compliance with Statutes, etc...............................   38
         7.16  Investment Company Act......................................   39
         7.17  Public Utility Holding Company Act..........................   39
         7.18  Environmental Matters.......................................   39
         7.19  Labor Relations.............................................   39
         7.20  Patents, Licenses, Franchises and Formulas..................   40
         7.21  Indebtedness................................................   40
         7.22  Senior Subordinated Notes...................................   40
         7.23  Year 2000...................................................   40

SECTION 8.  Affirmative Covenants..........................................   41

         8.01  Information Covenants.......................................   41
         8.02  Books, Records and Inspections; Annual Meetings.............   43
         8.03  Maintenance of Property; Insurance..........................   43
         8.04  Corporate Franchises........................................   44
         8.05  Compliance with Statutes, etc...............................   44
         8.06  Compliance with Environmental Laws..........................   44
         8.07  ERISA.......................................................   45
         8.08  End of Fiscal Years; Fiscal Quarters........................   46
         8.09  Performance of Obligations..................................   46
         8.10  Payment of Taxes............................................   46
         8.11  Foreign Subsidiaries Security...............................   47
         8.12  Additional Security; Further Assurances.....................   47
         8.13  Margin Stock................................................   49
         8.14  Permitted Acquisitions......................................   49
         8.15  Certain Post-Closing Actions................................   50

SECTION 9.  Negative Covenants.............................................   51

         9.01  Liens.......................................................   51
         9.02  Consolidation, Merger, Purchase or Sale of Assets, etc......   54
         9.03  Restricted Payments.........................................   56
         9.04  Indebtedness................................................   57
         9.05  Advances, Investments and Loans.............................   58
         9.06  Transactions with Affiliates................................   61
         9.07  Capital Expenditures........................................   62
         9.08  Consolidated Interest Coverage Ratio........................   63
         9.09  Maximum Leverage Ratio......................................   63
         9.10  Minimum Consolidated EBITDA.................................   64
         9.11  Limitation on Modifications of Certificate of Incorporation,
               By-Laws, and Senior Subordinated Note Documents; etc........   64
         9.12  Limitation on Certain Restrictions on Subsidiaries..........   64
         9.13  Limitation on Issuance of Capital Stock.....................   65
         9.14  Business....................................................   65
         9.15  Limitation on Creation of Subsidiaries......................   65

SECTION 10.  Events of Default.............................................   65

         10.01  Payments...................................................   65
         10.02  Representations, etc.......................................   65
         10.03  Covenants..................................................   66
         10.04  Default Under Other Agreements.............................   66
         10.05  Bankruptcy, etc............................................   66
         10.06  ERISA......................................................   66
         10.07  Security Documents.........................................   67
         10.08  Guaranties.................................................   67
         10.09  Judgments..................................................   68
         10.10  Change of Control..........................................   68

SECTION 11.  Definitions and Accounting Terms..............................   68

         11.01  Defined Terms..............................................   68

SECTION 12.  The Administrative Agent......................................   93

         12.01  Appointment................................................   93
         12.02  Nature of Duties...........................................   93
         12.03  Lack of Reliance on the Administrative Agent...............   93
         12.04  Certain Rights of the Administrative Agent.................   94
         12.05  Reliance...................................................   94
         12.06  Indemnification............................................   94
         12.07  The Administrative Agent in its Individual Capacity........   94
         12.08  Holders....................................................   95
         12.09  Resignation by the Administrative Agent....................   95
         12.10  Syndication and Documentation Agents.......................   96

SECTION 13.  Miscellaneous.................................................   96

         13.01  Payment of Expenses, etc...................................   96
         13.02  Right of Setoff............................................   97
         13.03  Notices....................................................   97
         13.04  Benefit of Agreement; Assignments; Participations..........   98
         13.05  No Waiver; Remedies Cumulative.............................  100
         13.06  Payments Pro Rata..........................................  100
         13.07  Calculations; Computations; Accounting Terms...............  101
         13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
                WAIVER OF JURY TRIAL.......................................  102
         13.09  Counterparts...............................................  103
         13.10  Effectiveness..............................................  103
         13.11  Headings Descriptive.......................................  103
         13.12  Amendment or Waiver; etc...................................  103
         13.13  Survival...................................................  105
         13.14  Domicile of Loans..........................................  105
         13.15  Register...................................................  105
         13.16  Confidentiality............................................  106
         13.17  Judgment Currency..........................................  106
         13.18  Euro.......................................................  107
         13.19  European Reorganization....................................  107

SECTION 14.  Parent Guaranty...............................................  108

         14.01  The Guaranty...............................................  108
         14.02  Bankruptcy.................................................  108
         14.03  Nature of Liability........................................  108
         14.04  Independent Obligation.....................................  109
         14.05  Authorization..............................................  109
         14.06  Reliance...................................................  110
         14.07  Subordination..............................................  110
         14.08  Waiver.....................................................  110
         14.09  Nature of Liability........................................  111

SCHEDULE I                Revolving Loan Commitments
SCHEDULE II               Lender Addresses
SCHEDULE III              Subsidiaries
SCHEDULE IV               Existing Indebtedness
SCHEDULE V                Existing Liens
SCHEDULE VI               Existing Investments
SCHEDULE VII              Existing Letters of Credit
SCHEDULE VIII             Mandatory Costs
SCHEDULE IX               Indebtedness to be Refinanced

EXHIBIT A Form of Notice of Borrowing
EXHIBIT B-1 Form of Revolving Note
EXHIBIT B-2 Form of Swingline Note
EXHIBIT C Form of Letter of Credit Request
EXHIBIT D Form of Section 4.04(b)(ii) Certificate
EXHIBIT E-1 Form of Opinion of Abrahams Kaslow & Cassman,
            Special Counsel to the Credit Parties
EXHIBIT E-2 Form of Opinion of the General Counsel of the US Borrower
EXHIBIT E-3 Form of Opinion of Taylor Joynson Garrett Carmelite, special
            United Kingdom counsel to the English Borrower
EXHIBIT E-4 Form of Opinion of Matheson Ormsby Prentice, special Irish counsel to the Irish Borrower
EXHIBIT E-5 Form of Opinion of Buxeda & Asociados, special Spanish counsel to the US Borrower
EXHIBIT F   Form of Officers' Certificate
EXHIBIT G   Form of Pledge Agreement
EXHIBIT H   Form of Security Agreement
EXHIBIT I-1 Form of US Subsidiaries Guaranty
EXHIBIT I-2 Form of Foreign Subsidiaries Guaranty
EXHIBIT J   Form of Solvency Certificate
EXHIBIT K   Form of Assignment and Assumption Agreement
EXHIBIT L   Form of Intercompany Note
EXHIBIT M   Form of Subordination Provisions
EXHIBIT N   Form of Consent Letter

                     FORM OF NOTICE OF BORROWING - EXHIBIT A

                                                                         [Date]


Bankers Trust Company,
  as Administrative Agent for the Lenders party
  to the Credit Agreement
  referred to below
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Attention:  ______________

with a copy to:

Bankers Trust Company
1 Appold Street
Broadgate, London EC2A HE

Attention:    Loans Agency Department
              Liz Keegan

Ladies and Gentlemen:
                  The undersigned, [SITEL Corporation] [SITEL Europe plc] [SITEL TMS Limited], refers to the Credit Agreement, dated as of April 11, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto (the "Lenders"), and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

           (i)      The Business Day of the Proposed Borrowing is ____________.1

-------------------
1 Shall be a Business Day at least one Business Day in the case of Base Rate Loans, at least three Business Days in the case of Eurodollar Loans and at least three Business Days in the case of Foreign Currency Loans, in each case, after the date hereof provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (Local time) on such day.

               (ii) The Proposed  Borrowing  shall  consist of  Revolving  Loans denominated in [Dollars] [Euros] [Pounds Sterling]2.

               (iii)The aggregate  principal amount of the Proposed Borrowing is
                    ____________.3

               [(iv)The  Revolving  Loans to be made  pursuant  to the  Proposed
                    Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].]4

               [[(iv)][(v)]  The  initial   Interest  Period  for  the  Proposed
                    Borrowing is [one][two][three][six] month(s).]5

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                           (A) the representations  and warranties  contained in
                  the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                           (B) no Default or Event of Default has  occurred  and
                  is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                Very truly yours,

---------------
2 Dollars Revolving Loans are only available to the US Borrower, and Foreign Currency Loans are only available to the Foreign Borrowers.

3 Shall be stated in Dollars in the case of the US Borrower and in Pounds Sterling or Euros in the case of the English Borrower and the Irish Borrower, as applicable.

4    To be provided in the case of Revolving Loans Denominated in Dollars.

5    To be included for a Proposed Borrowing of Euro Rate Loans.

                                         [NAME OF THE APPLICABLE BORROWER]


                                         By________________________
                                         Name:
                                         Title:

                      FORM OF REVOLVING NOTE - EXHIBIT B-1

$_____________                                               New York, New York



                  FOR VALUE RECEIVED, [NAME OF BORROWER], a ____________ corporation (the "Borrower"), hereby promises to pay to the order of ____________or its registered assigns (the "Lender"), [in lawful money of the United States of America]6 [in lawful money of the respective Foreign Currency (as defined in the Agreement referred to below) or Foreign Currencies of the respective Foreign Currency Loans (as defined in the Agreement) evidenced hereby from time to time],7 in immediately available funds, at the applicable Payment Office (as defined in the Agreement referred to below) of Bankers Trust Company (the "Administrative Agent") on the Final Maturity Date (as defined in the Agreement) the principal sum of _______________ DOLLARS ($______________) or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender to the Borrower pursuant to the Agreement[, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars, to the extent provided in the Agreement, all payments hereunder with respect to Foreign Currency Loans evidenced hereby shall be made in the respective Foreign Currency or Foreign Currencies in which such Foreign Currency Loans were made, whether or not the Dollar Equivalent (as defined in the Agreement) of such amounts would exceed the stated principal amount of this Note.]8

                  The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 4.03 and 4.04 of the Agreement.

-------------------
6     To be inserted in the Revolving Note for the US Borrower.

7     To be inserted in the Revolving Note for each Foreign Borrower.

8     To be inserted in the Revolving Note of each Foreign Borrower.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of April 11, 2000, by and among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the various lenders from time to time party thereto (including the Lender) and Bankers Trust Company, as Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of certain of the Guaranties (as defined in the Agreement), as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                 [NAME OF BORROWER]


                                               By:______________________________
                                                   Title:

                      FORM OF SWINGLINE NOTE - EXHIBIT B-2

$10,000,000                                                   New York, New York
                                                             ------------, -----

                  FOR VALUE RECEIVED, SITEL CORPORATION, a Minnesota corporation, (the "Borrower"), hereby promises to pay to the order of Bankers Trust Company (the "Lender") in lawful money of the United States of America in immediately available funds, at the applicable Payment Office (as defined in the Agreement) of Bankers Trust Company (the "Administrative Agent"), on the Swingline Expiry Date (as defined in the Agreement) the principal sum of TEN MILLION DOLLARS ($10,000,000) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender to the Borrower pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount of the Swingline Loans made to such Borrower by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement referred to below. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 4.03 and 4.04 of the Agreement.

                  This Note is the Swingline Note referred to in the Credit Agreement, dated as of April 11, 2000, among the Borrower, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto (including the Lender) and Bankers Trust Company, as Administrative Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents. This Note is also secured by certain of the Security Documents (as defined in the Agreement) and is entitled to the benefits of the US Subsidiaries Guaranty (as defined in the Agreement), as provided in the Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                SITEL CORPORATION

                                By:______________________________
                                     Title:

                  FORM OF LETTER OF CREDIT REQUEST - EXHIBIT C

No.   1   Dated       2
    ------      -------------


Bankers Trust Company,  as Administrative  Agent under the Credit Agreement (the
   "Credit Agreement"), dated as of April 11, 2000, among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent

130 Liberty Street
New York, New York  10006

Attention:

[Name and Address of Issuing Lender]

Attention:

Dear Sirs:

                  We hereby request that _________________, in its individual capacity, issue a [standby] [trade] Letter of Credit for the account of the undersigned on 3 (the "Date of Issuance") in the aggregate stated amount of 4 . The requested Letter of Credit shall be denominated in 5 .


-----------------
1    Letter of Credit Request number.
2    Date of Letter of Credit Request.
3 Date of Issuance which shall be at least five Business Days from the date hereof (or such shorter period as is acceptable to the respective Issuing Lender).
4 Aggregate initial Stated Amount of Letter of Credit which shall not be less than $100,000 or the Dollar Equivalent thereof in the case of a Letter of Credit issued in Foreign Currency or such lesser amount as is acceptable to the respective Issuing Lender.
5 Specify Dollars, Euros, Canadian Dollars, British Pounds Sterling, Australian Dollars or, to the extent approved by the Administrative Agent and the respective Issuing Lender, any such other currency. Only standby Letters of Credit, up to the Dollar Equivalent of $10,000,000 in the aggregate, may be issued and outstanding in a currency other than Dollars and such issuance is subject to the consent of the respective Issuing Lender. Trade Letters of Credit may only be issued in Dollars.

                  For  purposes  of  this  Letter  of  Credit  Request,   unless
otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

     The beneficiary of the requested Letter of Credit will be 6 , and such Letter of Credit will be in support of 7 and will have a stated expiration date of 8 .

                  We hereby certify that:

                  (1) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, on the Date of Issuance (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                  Copies of all documentation with respect to the supported transaction are attached hereto.

                                            SITEL CORPORATION



                                            By_____________________________
                                                Name:
                                                Title:

------------
6    Insert name and address of beneficiary.

7 Insert description of L/C Supportable Obligations in the case of standby letters of credit and insert description of commercial transaction in the case of trade letters of credit.

8 Insert the last date upon which drafts may be presented which may not be later than the earlier of (x) (A) in the case of standby Letters of Credit, 12 months after the Date of Issuance and (B) in the case of trade Letters of Credit, 180 days after the Date of Issuance and (y) (i) the third Business Day prior to the Final Maturity Date in the case of standby Letters of Credit or (ii) the 30th day prior to the Final Maturity Date in the case of trade Letters of Credit.

               FORM OF SECTION 4.04(b)(ii) CERTIFICATE - EXHIBIT D

                  Reference is hereby made to the Credit Agreement, dated as of April 11, 2000, among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent (as amended from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in
Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                                     [NAME OF BANK]



                                                By ____________________________
                                                      Name:
                                                      Title:


Date:  _______________, ____

                                   EXHIBIT E-1

                                 April 11, 2000

To the Administrative Agent, the Collateral Agent and each of the Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

         We have acted as special counsel to each US Credit Party, including (i) SITEL Corporation, a Minnesota corporation (the "US Borrower") and (ii) each Domestic Subsidiary Guarantor as of the date hereof (each a "Domestic Subsidiary Guarantor," and together with the US Borrower, each a "US Credit Party" and, collectively, the "US Credit Parties"), in connection with the execution and delivery of the Credit Agreement dated as of April 11, 2000 (the "Credit Agreement"), among the US Borrower, SITEL Europe plc, SITEL TMS Limited, as Borrowers, and the lenders party thereto (the "Banks"), Bankers Trust Company, as Administrative Agent and Collateral Agent (the "Agent"), and the transactions contemplated thereby. This opinion is delivered to you pursuant to Section 5.03 of the Credit Agreement and is limited to the US Credit Parties. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, the following: (a) the Credit Documents applicable only to and executed by the US Credit Parties on or before the date hereof; and (b) such other public and corporate documents and records as we deem necessary or appropriate in connection with this opinion.

         As used herein, the expression "to our knowledge" means a conscious awareness of factual information by any current member of this firm who has been actively involved with the legal work performed by this firm for the US Credit Parties or in the preparation of this opinion.

         In our examination, we have assumed the genuineness of all signatures (other than as to any US Credit Party), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, facsimile or photostatic copies and the authenticity of the originals of those latter documents. As to questions of fact not independently verified by us we have relied solely upon representations and certificates of officers of each Credit Party, public officials and other appropriate persons.

         Based upon and subject to the foregoing and to the qualifications stated below, we are of the opinion that:

                  1. Each US Credit Party (i) is a duly organized and validly existing corporation or limited liability company (as applicable) in good standing under the laws of the jurisdiction of its organization, and (ii) has the corporate or limited liability company power (as applicable) and corporate or limited liability company authority (as applicable) to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

                  2. Each US Credit Party has the corporate or limited liability company power (as applicable) and corporate or limited liability company authority (as applicable) to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate or limited liability company (as applicable) action to authorize the execution, delivery and performance by it of each of the Credit Documents to which it is a party. Each US Credit Party has duly executed and delivered each Credit Document to which it is a party. Each Credit Document to which any US Credit Party is a party constitutes the legal, valid and binding obligation of such US Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  3. The execution or delivery by any US Credit Party of the Credit Documents to which it is a party will not violate any provision of the articles of incorporation or bylaws (or equivalent organizational documents) of such US Credit Party.

                  4. To our knowledge, there are no actions, suits or proceedings pending or threatened (i) with respect to any Credit Document to which a US Credit Party is a party, (ii) with respect to any material
Indebtedness of the US Borrower or any of its Domestic Subsidiaries or (iii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole. To our knowledge, there does not exist any judgment, order, or injunction prohibiting or imposing material adverse conditions upon the making of Loans or the issuance of any Letter of Credit or the performance by any US Credit Party of its respective obligations under the Credit Documents to which it is a party.

                  5. On the Effective Date, the authorized capital stock of the US Borrower consists of 200,000,000 shares of common stock, $.001 par value per share. All outstanding shares of capital stock of the US Borrower have been duly and validly issued and are fully paid and non-assessable. Neither the US Borrower nor any Domestic Subsidiary Guarantor has outstanding any securities convertible into or exchangeable for capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments of any character relating to, capital stock, or any stock appreciation or similar rights except for options or warrants to purchase the US Borrower's common stock which may be issued from time to time.

                  6. Each US Credit Party is the record owner of all of the Stock of the Domestic Subsidiaries and the Pledged Notes (as each such term is defined in the Pledge Agreement executed and delivered by the US Credit Parties) listed on Annex B and Annex C, respectively, to such Pledge Agreement.

                  7. We have examined the financing statements (the "Security Agreement Financing Statements") to be filed in the filing offices listed for each US Credit Party on Schedule 1 attached hereto (the "Security Agreement
Filing Offices"), and upon the filing of such Security Agreement Financing Statements in the Security Agreement Filing Offices and payment of the required filing fees, and assuming that the representations made by each US Credit Party in the Security Agreement with respect to the location of its chief executive offices and the location of its Inventory and Equipment (as listed in Annex A and Annex B, respectively, to the Security Agreement to which it is a party) are and remain true and correct, the security interests granted by each such US Credit Party in its Receivables, Contracts, Contract Rights, Inventory, Equipment, Goods, General Intangibles and Chattel Paper (as such terms are defined in the Security Agreement), and the proceeds thereof, will have been accomplished and the security interests granted to the Collateral Agent pursuant to the Security Agreement in and to such Receivables, Contracts, Contract Rights, Inventory, Equipment, Goods, General Intangibles and Chattel Paper (and the proceeds thereof) will constitute a perfected security interest therein in each case to the extent that such Receivables, Contracts, Contract Rights, Inventory, Equipment, Goods, General Intangibles and Chattel Paper consist of the types of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code (the "UCC") as in effect in the States in which the Security Agreement Filing Offices are located (the "Relevant States").

                  8.  Assuming  that the  representation  made by each US Credit
Party in Section 2.4 of the Security Agreement with respect to the location of its chief executive office is and remains true and correct, under the UCC of each Relevant State, the perfection of the security interests granted by each such US Credit Party in its Receivables, Contracts, Contract Rights, non-possessory Chattel Paper and General Intangibles is governed by the laws of the State of where such Credit Party's chief executive office is located to the extent that said Receivables, Contracts, Contract Rights, General Intangibles and non-possessory Chattel Paper consist of "accounts," "chattel paper" and "general intangibles" as described in the UCC of the respective Relevant State.

                  9. Assuming that the representation made by each US Credit Party in Section 2.5 of the Security Agreement with respect to the location of Inventory and Equipment as shown in Annex B to the Security Agreement is and remains true and correct, under the UCC of each state where such Inventory and Equipment is located as shown in Annex B to the Security Agreement, the perfection of the security interests granted by each such US Credit Party in its Inventory and Equipment is governed by the laws of the State of where such Inventory and Equipment is located to the extent that said Inventory and Equipment consist of "inventory" and "equipment" as described in the UCC of the respective State where such Inventory and Equipment is located, as shown in Annex B to such Security Agreement.

                  10. No US Credit Party is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  11. No US Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  12. Neither the execution, delivery or performance by any US Credit Party of the Credit Documents to which it is a party, nor compliance by them with the terms and provisions thereof, nor the consummation by them of the Transactions contemplated therein will contravene any applicable provision of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

         Our opinions above are subject to the following qualifications:

                  (a) Our opinion relating to validity, binding effect and enforceability set forth in Paragraph 2 above is subject to (i) Nebraska law restricting the right to collect attorneys fees from a defaulting party, (ii) principles of equity which permit the exercise of judicial discretion (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations or statutory provisions which may limit a party's right to indemnification against liability for its own wrongful or negligent acts and to obtain certain remedies. In applying principles of equity referred to in the preceding clause (ii) a court, among other things, may not strictly enforce certain covenants if it concludes that such enforcement would be unreasonable under the then existing circumstances; such principles of equity, as applied by a court, also might include a requirement that a creditor act reasonably and in good faith.

                  (b)  We  express  no  opinion  as  to  the  enforceability  of provisions of any of the Credit Documents (i) which purport to establish evidentiary standards, (ii) which involve disclaimers, liability limitations with respect to third parties, releases of legal or equitable defenses, liquidated damages, or waivers of notices, rights, or remedies, (iii) which impose penalties or forfeitures upon delinquency or the occurrence of a default, (iv) which involve ipso facto clauses pertaining to bankruptcy or insolvency of the parties to the Credit Documents, or (vi) which involve a waiver of a claim of forum non conveniens.

                  (c) Certain remedial provisions of the Security Agreement and Pledge Agreement to which all or certain of the US Credit Parties are a party may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of such Security Agreement and/or Pledge Agreement; however, the unenforceability of such provisions may result in delays in the enforcement of certain rights and remedies under such Security Agreement or Pledge Agreement (and we express no opinion as to the economic consequences, if any, of such delays).

                  (d) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (e) Our opinions set forth in paragraphs 7, 8 and 9 above (to the extent governed by the UCC of any jurisdiction other than the State of Nebraska) are based solely upon our review of the UCC for each Relevant State and State where Inventory and/or Equipment is located contained in Uniform Commercial Code (U.L.A.) ss.ss.9-101 to end (West Publishing Company 1999 supplement). We express no opinion as to the priority of any security interests granted to the Collateral Agent.

                  (f) The perfection of the security interest created in favor of the Collateral Agent in proceeds may be limited or otherwise affected by the provisions of ss.9-306(3) of the UCC for each Relevant State and the State where Equipment and Inventory is located.

         We are members of the Bar of the State of Nebraska, and we do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than (i) the State of Nebraska (ii) to the extent applicable herein, the general corporate law of the State of Minnesota and (iii) as otherwise provided in clause (e) above. We have assumed for the purposes of rendering the opinions set forth in the last sentence of paragraph 2 above that the laws of the State of New York are identical in all material respects to those of the State of Nebraska.

         This opinion is limited to the matters expressly set forth herein and no opinion is implied or may be inferred beyond such matters. We make no undertaking to supplement this opinion if facts or circumstances come to our attention or changes in the law occur after the date of this letter which could affect this opinion.

         This opinion is rendered solely to the addressees and is solely for their benefit and the benefit of their participants and assigns in connection with the above-referenced transaction. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                     Very truly yours,


                            Abrahams Kaslow & Cassman

SCHEDULE 1

                        SECURITY AGREEMENT FILING OFFICES

                            DEBTOR                                    STATE                  FILING OFFICE
                            ------                                    -----                  -------------

    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    SITEL Corporation                                            Georgia                Troup County
                                                                                        Richmond County
                                                                                        Gwinett County
                                                                                        Chatham County

                                                                 Colorado               Secretary of State
                                                                 Alabama                Secretary of State
                                                                 Maryland               Secretary of State
                                                                 West Virginia          Secretary of State
                                                                 Wisconsin              Secretary of State
                                                                 Virginia               Fairfax County
                                                                                        Secretary of State

                                                                 Texas                  Secretary of State
                                                                 Tennessee              Secretary of State
                                                                 South Dakota           Secretary of State
                                                                 Oregon                 Secretary of State
                                                                 New York               Erie County

                                                                                        Secretary of State

                                                                 Nevada                 Secretary of State
                                                                 Nebraska               Secretary of State
                                                                 Maine                  Secretary of State
                                                                 Kansas                 Secretary of State
                                                                 Iowa                   Secretary of State
                                                                 Minnesota              Secretary of State
    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    SITEL International, Inc.                                    Maryland               Secretary of State
                                                                 Nebraska               Secretary of State
    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    SITEL Insurance Services, Inc.                               Maryland               Secretary of State
                                                                 Nebraska               Secretary of State
    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    Financial Insurance Services, Inc.                           Maryland               Baltimore City
                                                                                        Secretary of State

                                                                 Nebraska               Secretary of State

    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    Heartland Insurance Services, Inc.                           Maryland               Baltimore City
                                                                                        Secretary of State

    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    SITEL Insurance Marketing Services, Inc.                     Maryland               Secretary of State
                                                                 Nebraska               Secretary of State
    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    National Action Financial Services, Inc.                     Georgia                Gwinett County
                                                                 New York               Erie County
                                                                                        Secretary of State

                                                                 Maryland               Baltimore City
                                                                                        Secretary of State

    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    SITEL Mexico Holdings, LLC                                   Maryland               Secretary of State
                                                                 Nebraska               Secretary of State
    ------------------------------------------------------- ---- ----------------- ---- -------------------------
    Seek the Geek, Inc.                                          Maryland               Secretary of State
                                                                 Nebraska               Secretary of State
    ------------------------------------------------------- ---- ----------------- ---- -------------------------

                                   EXHIBIT E-2

                                 April 11, 2000

To the Administrative Agent, the Collateral Agent and each of the Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

         As corporate General Counsel for SITEL Corporation, a Minnesota corporation (the "US Borrower"), I have been requested to render this opinion in connection with the execution and delivery of the Credit Agreement dated as of April 11, 2000 (the "Credit Agreement"), among the US Borrower, SITEL Europe plc and SITEL TMS Limited, as Borrowers, the lenders party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent and Collateral Agent (the "Agent"), and the transactions contemplated thereby. This opinion is delivered to you pursuant to Section 5.03 of the Credit Agreement. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents as I have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, the following: (a) the Credit Documents applicable to and executed by the US Borrower and the Domestic Subsidiary Guarantors (collectively, the "US Credit Parties")executed on or before the date hereof, (b) and the Credit Agreement, Notes, and Foreign Subsidiary Guaranty applicable to and executed by the Initial Foreign Credit Parties which by their terms are governed by the law of the State of New York (collectively, the "Certain Foreign Credit Documents"), and (c) such other public and corporate and limited liability company documents and records as I deem necessary or appropriate in connection with this opinion.

         In my examination, I have assumed the genuineness of all signatures (other than as to any Credit Party), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. As to questions of fact not independently verified by me, I have relied, to the extent I have deemed appropriate, upon representations and certificates of officers of each US Credit Party, public officials, and other appropriate persons. As to the Certain Foreign Credit Documents, I have assumed that each Initial Foreign Credit Party who is a party thereto has the corporate or equivalent power and authority to execute, deliver and perform such Certain Foreign Credit Documents, that it has taken all necessary corporate or equivalent action to authorize the execution, delivery and performance thereof, that it has duly executed and delivered such Certain Foreign Credit Document, and I have further assumed and relied upon the correctness of the opinions, including all assumptions and qualifications upon which such opinions are based or to which they are subject, delivered by counsel to such Initial Foreign Credit Parties to the Lenders on or before the date hereof.

         Based upon and subject to the foregoing, I am of the opinion that:

         1. Each US Credit Party is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Domestic Subsidiaries taken as a whole.

         2. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by them with the terms and provisions thereof, nor the consummation by them of the transactions contemplated therein, (i) will contravene any applicable provision of the Telephone Consumer Protection Act of 1991 or the rules and regulations promulgated thereunder by the Federal Communications Commission, or the Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994 or the rules and regulations promulgated thereunder by the Federal Trade Commission, or any provision of any law, statute, rule or regulation of the State of Maryland which in my experience would be applicable to a corporation or limited liability company conducting activities of the nature being conducted by the Credit Parties, or any order, writ, injunction or decree of any court or governmental instrumentality pertaining to any US Credit Party or (ii) in the case of the US Credit Parties only, will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Pledge Agreement and the Security Agreement executed by the US Credit Parties) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any US Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, or any other material agreement, or instrument to which such US Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject.

         3. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any United States governmental or public body or authority, or any subdivision thereof (except as have been made and obtained on or prior to the date hereof and which remains in full force and effect on the date hereof, and except for the filing of proper financing statements with all appropriate filing offices to perfect the security interests granted to the Collateral Agent under the Pledge Agreement or Security Agreement executed by the US Credit Parties), is required to authorize, or is required in connection with, (i) the execution, delivery and performance by any US Credit Party of any Credit Document to which it is a party, (ii) the execution, delivery and performance by any Initial Foreign Credit Party of any Certain Foreign Credit Document to which it is a party,
(iii) the legality, validity, binding effect or enforceability of any US Credit Document against any US Credit Party or of any Certain Foreign Credit Document against any Initial Foreign Credit Party.

         4. After giving effect to the delivery to the Collateral Agent of the Certificated Securities, Pledged Notes and Instruments, as such terms are defined in the Pledge Agreement to which the US Credit Parties are a party, with stock powers endorsed in blank attached to such Certificated Securities, and assuming the continued possession by the Collateral Agent of such Certificated Securities and stock powers, Pledged Notes and Instruments, the security interest created in favor of the Collateral Agent under such Pledge Agreement to which the US Credit Parties are a party constitutes a valid and enforceable first perfected security interest in such Collateral (and the proceeds thereof) in favor of the Collateral Agent for the benefit of the Secured Creditors, subject to no other security interest. The perfection or priority of the security interest created in favor of the Collateral Agent in proceeds may be limited or otherwise affected by the provisions of ss.9-306(3) of the Uniform Commercial Code ("UCC").

         I am a member of the Bar of the State of Maryland, and I do not hold myself out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the United States of America specified herein and of the State of Maryland. I have assumed for the purposes of rendering the opinions set forth in paragraph 3 above that the laws of the State of New York (to the extent applicable) are identical in all material respects to those of the State of Maryland.

                  This opinion is being furnished only to the addressees and is solely for their benefit and the benefit of their participants and assigns in connection with the above-referenced transaction. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

                                                     Very truly yours,



                                                     W. Gar Richlin
                                                     General Counsel
                                                     SITEL Corporation

                                   EXHIBIT E-3

SWL

Bankers Trust Company

(in its capacities as administrative agent and collateral agent)
130 Liberty Street
New York, NY 10006
USA

and each Lender (as defined below)


Attention:  David Bell

11 April 2000


Dear Sirs

SITEL Europe plc

1.       INTRODUCTION

1.1 We have acted as legal advisers in England to SITEL Europe plc (Company number: 2756274) ("SITEL Europe") and the other companies listed in appendix 1 to this opinion (together with SITEL Europe, the "Companies" and each a "Company") in connection with:

         a credit agreement (the "Credit Agreement") dated as of 11 April 2000 between SITEL Corporation, SITEL Europe and SITEL TMS
              Limited, the lenders from time to time party thereto (the "Lenders") and Bankers Trust Company as administrative agent (the "Agent");

         revolving  notes  (the  "Notes")  dated 11 April  2000  issued by SITEL
              Europe to each Lender in accordance with the terms of the Credit Agreement;

         a debenture (the "Debenture") dated 11 April 2000 given by the Companies in favour of Bankers Trust Company as collateral agent ("Collateral Agent");

         a foreign subsidiaries guaranty (the "Guaranty") dated as of 11 April 2000 given by the Companies and certain other companies named therein in favour of the Collateral Agent;

         a share charge (the "TMS Share Charge") dated 11 April 2000 given by SITEL Europe in favour of the Collateral Agent comprising a fixed charge over shares in SITEL TMS Limited; and

         a share charge (the "Share Charge") dated 11 April 2000 given by SITEL Corporation, and SITEL International, Inc. (together the "Shareholders") comprising a fixed charge over shares in SITEL Europe.

         The Credit Agreement, the Notes, the Debenture, the Guaranty, the TMS Share Charge and the Share Charge are referred to herein as the "Documents".

1.2      For the purposes of this opinion, we have examined the following:

         a faxed copy of the Credit Agreement executed by SITEL Europe;

         faxed copies of the Notes executed by SITEL Europe;

         a faxed copy of the Debenture executed by the Companies;

         a faxed copy of the Guaranty executed by the Companies;

         a faxed copy of the Share Charge executed by the Shareholders;

         a faxed copy of the TMS Share Charge executed by SITEL Europe;

         a copy of the minutes of a meeting of the directors of SITEL Europe held on 7 April 2000 at which there was passed a resolution approving the Credit Agreement, the Notes, the Guaranty and the Debenture and authorising the execution of the same on behalf of SITEL Europe;

         a copy of the minutes of a meeting of the directors of SITEL Europe held on 10 April 2000 at which there was passed a resolution approving the TMS Share Charge and authorising the execution of the same on behalf of SITEL Europe;

         a copy of the minutes of a meeting of the directors of each Company (other than SITEL Europe) held on 7 April 2000 at which there was passed a resolution approving the Debenture and the Guaranty and authorising the execution of the same on behalf of each Company;

         a copy of the memorandum and articles of association of each Company obtained from the Companies Registration Office from our searches referred to in paragraph 2.4; and
         faxedcopies of certificates from the Registrar of Companies in respect of the Companies each dated 5 April 2000 (the "Certificates").

2.       BASIS OF OPINION AND ASSUMPTIONS

2.1 This opinion relates solely to matters of English law in force on the date of this opinion, and is based on legislation published, and cases fully reported, before that date. We express no opinion as to any matters of fact.

2.2      For the purposes of this opinion, we have not examined:

          any contract (other than ones specifically referred to in this opinion) which may affect the validity or enforceability of the Documents; or

          any of the corporate or other records of any Company or any Shareholder (except as provided in paragraphs 1.2(g), (h), (i) and (j) above)

         nor have we made any other enquiries concerning any Company (apart from the Companies Registration Office searches mentioned below) or any Shareholder.

2.3 We have not made any enquiries concerning the property of any Company or any Shareholder. In particular, we have not carried out any investigation of any Company's title to any land or other property which is covered by the Debenture or which is in the possession or control of any Company or of any Shareholder's title to any property covered by the Share Charge or of SITEL Europe's title to any property covered by the TMS Share Charge.

2.4 On 17 March 2000 we carried out a Companies Registration Office search in respect of the SITEL Europe, SITEL UK Limited and SITEL Consulting Limited and on 28 March 2000 we carried out a Company Registration Office Search in respect of the Companies (other than SITEL Europe, SITEL Consulting Limited and SITEL UK Limited) which we updated by an online search on 11 April 2000. We assume that the information obtained in that search was accurate, did not fail to disclose any relevant matter and that a further search would not reveal any change or new matter which would affect this opinion.

2.5      We have also assumed:

          the genuineness of all signatures on, and the authenticity and completeness of, all documents submitted to us;

         the conformity to original documents and completeness of all documents submitted to us as copies (including faxed copies) and the authenticity of the originals where copies (including faxes copies) have been submitted;

         that the resolutions of the directors of each Company referred to above were duly passed at a meeting of the directors duly convened and held and throughout which a valid quorum of directors entitled to vote on the resolution was present and that prior to execution no signatory for and on behalf of the Companies received notice of revocation of the authority under which that signatory executed and delivered any Document;

          that each Document is valid, binding and enforceable as regards each of the parties to it other than the Companies;

         that each of the Credit Agreement and each Note is valid, binding and enforceable as regards SITEL Europe under the law of the State of New York by which law it is stated to be governed, the Guaranty is valid, binding and enforceable as regards the Companies under the law of the State of New York by which law it is stated to be governed and the TMS Share Charge is valid and binding and enforceable as regards SITEL Europe under the laws of Ireland by which law it is stated to be governed;

         that the performance of any obligations under the Documents in any jurisdiction outside England and Wales is not illegal under the laws of such jurisdiction;

         that none of the Companies has passed a winding-up resolution and that no petition has been presented, or order made, for the winding-up of any Company although the Certificates state that:

                 according to the documents on the file of the relevant  Company in the custody of the Registrar of Companies, that the relevant Company has been in continuous and unbroken existence since the date of its incorporation;

                 no action is currently (as at the date of the relevant Certificate) being taken by the Registrar of Companies for striking the relevant Company off the register and dissolving it as defunct, and that as far as the Registrar of Companies is aware:

          the  relevant   Company  is  not  in  liquidation  or  subject  to  an
          administration order; and
          no receiver or manager of the relevant Company's property has been appointed;

         that no administration order under the Insolvency Act 1986 in respect of any Company has been made and no petition for such an order has been presented although the Certificates state that:

                according to the  documents on the file of the relevant  Company in the custody of the Registrar of Companies, that the relevant Company has been in continuous and unbroken existence since the date of its incorporation;

                no action is currently (as at the date of the relevant Certificate) being taken by the Registrar of Companies for striking the relevant Company off the register and dissolving it as defunct, and that as far as the Registrar of Companies is aware:

          the  relevant   Company  is  not  in  liquidation  or  subject  to  an
          administration order; and

          no receiver or manager of the relevant Company's property has been appointed;

         that none of the Companies or the Shareholders is subject to any insolvency procedure in a country other than England and Wales and that no steps have been taken to subject it to such a procedure; and

         that no resolution amending the memorandum or articles of association of any Company has been passed which has not been filed with the Registrar of Companies.

3.       OPINION

         On the basis of the above and subject to the qualifications set out below, we are of the opinion, so far as English law is concerned, as follows:

          each Company is a limited liability company duly incorporated in England.

              At the date of our Companies Registration Office search, no notice of a winding-up, an administration order or an appointment of a receiver or liquidator had been filed at the Companies Registration Office in respect of any Company and in response to an oral inquiry made by us today, the Central Registry of Winding Up Petitions has confirmed that no petition for winding up any Company has been presented within the period of six months prior to such inquiry;

          each Company has the corporate capacity to enter into, and to perform its obligations, under the Documents to which it is a party;

         each Company has taken the necessary corporate action to authorise its entry into, and the performance of its obligations under, the Documents to which it is a party;

         each Document constitutes valid, binding and enforceable obligations of each Company which is a party thereto in accordance with its terms and the Debenture and the Share Charge are in a form and in terms appropriate to create valid security interests of the kind which it purports to create assuming that each Company (in respect of the Debenture) and each Shareholder (in respect of the Share Charge) has good title to the assets which are subject to such security interests free from any third party rights and interests. It should be noted, however, that the term "enforceable" as used in this opinion means that the obligations are of a type which are capable of being enforced by the English courts and does not necessarily mean that the obligations will be enforced in all circumstances. We refer you to certain of the qualifications set out below for specific (but not exhaustive) instances of circumstances where the obligations of the Companies and the Shareholders may not be enforceable;

         to the extent that:

                the indebtedness of SITEL Europe under the Credit Agreement and the Notes is unsecured it would rank, in an English winding up of SITEL Europe, equally with its other unsecured indebtedness;

                the indebtedness of the Company under the Guaranty is unsecured it would rank, in an English winding up of the relevant Company, equally with that Company's other unsecured indebtedness;

                the indebtedness of a Company under the Documents to which it is a party is secured it would rank, in an English winding up of that Company, ahead of its unsecured indebtedness,

              in all such cases except debts which are preferential debts under the Insolvency Act 1986 (for example, certain debts due to the Inland Revenue or employees) and the expenses of the winding up;

         no consent or approval of any governmental authority in England applicable to companies generally is required by any Company in connection with the Documents to which it is a party or by any Shareholder in connection with the Share Charge and, apart from registration of the Debenture, the TMS Share Charge and the Share Charge under the Companies Act 1985 and the Debenture at H.M. Land Registry under the Land Registration Act 1925, to the extent that it relates to the property referred to in schedule 1 of the Debenture it is not necessary to register any Document in any public office in England;

         undercurrent law and Inland Revenue practice, all payments from any Company in respect of interest due under the Documents may be made without deduction of any United Kingdom tax provided that:

                the recipient is a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 which, for the purposes of section 349(3)(a) of that Act, is within the charge to United Kingdom corporation tax as regards any interest received by it under any Document; or

                the recipient:

          participates in the facilities under the Credit Agreement through a facility office outside the United Kingdom; and

                      is entitled to receive payments of interest from the relevant Company under the relevant Document without deduction of United Kingdom income tax by virtue of the operation of, and compliance with the requirements of, an applicable double taxation treaty;

         none of the Documents is chargeable to United Kingdom stamp duty;

         the choice of the law of the State of New York to govern the Credit Agreement (as specified in Section 13.08 thereof), the Notes (as specified therein) and the Guaranty (as specified in clause 20 thereof) is valid under English conflict of laws rules except that, under the Rome Convention (which is given effect in the United Kingdom by the Contracts (Applicable Law) Act 1990) if proceedings were to be brought in England:

                      to the extent that the laws of England would be applicable to the Credit Agreement, the Notes and/or the Guaranty but for the relevant choice of law provisions referred to above, rules of English law might nevertheless be applied, as the law of the forum, where these are mandatory irrespective of the laws of the State of New York;

                      theapplication  of the law of the State of New York  might be refused if such application is manifestly incompatible with English public policy or "ordre public"; and

                      to the extent that the Notes are promissory notes or other negotiable instruments, then to the extent that the obligations under the Notes arise out of their negotiable character, the Rome Convention will not apply and an English court would apply common law rules to resolve which law is to determine issues relating to the Notes;

         the choice of law of Ireland to govern the TMS Share Charge (as specified in Section 16 thereof) is valid under English conflict of laws rules except that, under the Rome Convention (which is given effect in the United Kingdom by the Contracts (Applicable
              Law) Act 1990) if proceedings were to be brought in England:

                      to the extent that the laws of England would be applicable to the TMS Share Charge but for the relevant choice of law provisions referred to above, rules of English law might nevertheless be applied, as the law of the forum, where these are mandatory irrespective of the laws of Ireland; and

                      theapplication  of the laws of Ireland might be refused if
                         such  application  is  manifestly   incompatible   with
                         English public policy or "ordre public";

         the acceptance by SITEL Europe under the Credit Agreement and the Notes and by the Companies under the Guaranty of the jurisdiction of the courts of the State of New York or of the United States for the Southern District of New York is not void or unlawful under English law. However it is possible (although unlikely) that an English court would accept jurisdiction to the extent that it viewed England as the more convenient and appropriate forum. The jurisdiction of the said state and federal courts would be likely to be recognised by an English court for the purpose of enforcing in England at common law any final money judgment of such courts;

         the acceptance by SITEL Europe under the TMS Share Charge of the jurisdiction of the courts of Ireland is not void or unlawful under English law. The English Courts are likely to accept jurisdiction over any proceedings brought by the Collateral Agent against SITEL Europe in England, provided that the Collateral Agent has not previously brought the same proceedings in any other European Community member's courts (including Ireland);

         the execution, delivery and performance by each Company of the Documents to which it is a party will not violate:

               any existing law or regulation under the laws of England applicable to companies generally; or

                    any provision of its memorandum or articles of association;

         the execution, delivery and performance by each Shareholder of the Share Charge will not violate any existing law or regulation under the laws of England applicable to companies generally;

               none of the Companies is entitled to any form of immunity from legal proceedings, jurisdiction or execution of judgement;

         the courts of England will, under common law rules, enforce a final and conclusive judgment in relation to the Credit Agreement entered against SITEL Europe and in relation to the Guaranty entered against any Company for a debt or definite sum of money by a court of competent jurisdiction of the State of New York or of the United States of America provided that:

                     the said judgment is not contrary to English  public policy and/or Section 5 of the Protection of Trading Interests Act 1980;

               the said judgment was not obtained by fraud and/or in breach of the rules of natural justice;

               the proceedings in the State of New York or of the United States of America were not of a revenue or penal nature; and

                      thecourts of England decide that,  under English  conflict of laws rules, the said court of the State of New York had jurisdiction in the said proceedings;

               each Document is in proper form for its enforcement in the courts of England; and

         details of the authorised and issued share capital of the Companies, as revealed by the Companies Registration Office search referred to in clause 2.4, is as set out in appendix 2 to this opinion.

4.       QUALIFICATIONS

         The qualifications to which this opinion is subject are as follows:

         the validity, performance and enforceability of each Document may be limited or affected by, or by laws applicable in, an insolvency, administration, liquidation, voluntary arrangement or scheme of arrangement or by other similar laws affecting creditors' rights generally. Such laws may also require sums received from any Company or any Shareholder under any Document to be repaid;

         equitable remedies such as specific  performance and injunctive  relief are only available at the discretion of a court. Moreover, the exercise of legal rights may be affected by equitable considerations. The court also has power to stay any proceedings either of its own motion or on the application of any person;

         in appropriate cases, English courts will give judgment in a currency other than sterling, although a judgment would have to be converted into sterling for the purposes of enforcement or for claiming in a liquidation. There is no reported English authority as to whether or not an English court would give effect to the currency indemnity such as those in Section 13.17 of the Credit Agreement, Section 29 of the Guaranty, Section 22 of the Share Charge and Section 24 of the Debenture;

         the court may set aside a determination or the exercise of a power or discretion under any Document which has been made or exercised unreasonably or on a basis which is incorrect. This is so even if the Document provides for the relevant determination or certificate to be conclusive;

         an indemnity in respect of stamp duty may not be valid;

         a contractual provision that a party will pay certain costs, charges and expenses will not cover costs unreasonably incurred or unreasonable in amount nor override the court's discretion under section 51 of the Supreme Court Act 1981 as to costs connected with proceedings. Moreover, costs may be subject to quantification by the court;

         a clause in written standard terms of business which excludes or restricts a duty of care or a liability for breach of such a duty is of no effect unless it is shown to satisfy the requirement of reasonableness under the Unfair Contract Terms Act 1977. Moreover, such a clause, or a clause excluding or restricting a fiduciary or similar duty or a clause which provides for an indemnity is to be interpreted narrowly and against the party whom it is intended to protect. In addition, a decision of the Court of Appeal suggests that, if a clause requires a party to make payments without any deduction in respect of any claims which it has against the payee, and such claims could include a claim for negligence, the clause as a whole will be of no effect unless it is shown to satisfy the requirement of reasonableness under the Unfair Contract Terms Act. Whether any of the Documents constitutes written standard terms of business of any Lender, the Agent or the Collateral Agent is a question of fact although it may be considered to be unlikely;

               no opinion is expressed as to any clause which provides that a variation or waiver is ineffective unless in writing;

         no opinion is expressed as to any clause which provides that a notice shall be deemed to have been served at a fixed time after dispatch where it is proved that the notice was not in fact received by the addressee;

         the validity of a provision which stipulates that if any term of any Document is invalid, illegal or unenforceable that the validity, legality and enforceability of the remaining provisions of that Document will not be affected or impaired will depend on the nature of the illegality, invalidity or unenforceability in question;

         in   an English  winding up of any Company a provision  such as Section
              13.02 of the Credit Agreement (relating to set off) in respect of SITEL Europe or Section 15.6 of the Debenture (relating to set off) or Section 13.6 of the Share Charge may be ineffective in so far as it purports to grant rights inconsistent with the operation of rule 4.90 of the Insolvency Rules 1986 as amended;

         no   opinion is expressed as to  compliance  by any Company with United
              Kingdom  or  EC   requirements   relating  to  protection  of  the
              environment, safety at work and similar matters;

               no opinion is expressed in relation to the sufficiency or adequacy of the consideration received by any Company under the Guaranty; and

               except as set out in paragraphs 3.1(g) and 3.1(h) no opinion is expressed as to taxation.

5.       OBLIGATIONS OF THE COMPANIES

5.1 The Administrative Agent, the Collateral Agent or a Lender may be unable to enforce a transaction which it has entered into with any Company if it knew or should have known (a) that the officers of that Company were entering into the transaction for a purpose different from the purposes for which that Company's constitution empowered them to enter into transactions of that kind or (b) that no reasonable board of directors could reasonably consider it to be in the best interests of the relevant Company to enter into the transaction. In such circumstances, the Administrative Agent, the Collateral Agent or that Lender may be liable to repay amounts which it received from the Company under the transaction.

5.2 This opinion is given on the assumption (which we have not verified) that, after executing the Documents, each Company was fully solvent and that the execution of the Documents will not cause any Company to cease to be fully solvent. If this assumption is incorrect, the Guaranty might be liable to be set aside as regards the Companies under general company law principles relating to directors' duties or under section 238 of the Insolvency Act 1986 (transactions at an undervalue).

6.       GENERAL QUALIFICATIONS AS TO SECURITY

6.1 The validity, enforceability or effectiveness of a security interest, or its priority in relation to other rights and interests, may be governed or affected by the law which governs, or is otherwise applicable to, the asset which the security interest covers.

6.2 A security interest may be invalid or unenforceable if the terms attaching to the asset which it covers, or on which that asset is held, preclude the creation of security interests over it.

6.3      A security interest over an asset may rank after:

         rights or interests which a third party holds in relation to that asset on the date on which the security interest is created; or

         rights or interests which a third party later acquires without notice of the existence of the security interest or, in the case of an asset covered by a floating charge, with notice of the existence of the floating charge but without notice of a restriction precluding the owner of the asset from creating a right or interest such as that acquired by the third party.

6.4 The effectiveness of a security interest over an amount receivable or the benefit of a contract may be affected by a breach of contract by the person granting the security interest or by the party who is obliged to pay the receivable or to perform the contract, by the insolvency of that party or by the relevant contract being discharged by supervening impossibility. Such a security interest may also be affected by a right of set off or similar right to which that party is entitled.

6.5 A court might hold the security interests created by the Debenture to be floating (and not fixed) charges as regards certain assets, for example, some categories of plant and equipment, book and other debts, and balances on current or deposit accounts with banks. We draw attention to the fact that a floating charge is more vulnerable than a fixed charge both to being set aside in a liquidation or administration and to losing its priority to other rights and interests. A floating charge will take effect subject to third party rights or interests (including rights of set off) unless the third party concerned had express notice that a term in the Debenture prohibited the type of transaction which the relevant Company entered into with him or that the floating charge had crystallised, and subject also to any execution, distress or attachment completed before crystallisation.
         Moreover, amounts produced in a liquidation or receivership by realising assets subject to a floating charge must first be used to pay certain preferential debts, for example, money owed to the Inland Revenue for tax deducted at source, value added tax and remuneration of employees. An administrator has wider powers to sell assets subject to a floating charge than assets subject to a fixed charge.

6.6 A person who has created a security interest over certain types of asset (assets covered by mortgages over which the Law of Property Act 1925 applies) is entitled, so far as English law is relevant, to apply to the High Court for an order that the asset be sold, notwithstanding that the person holding the security interest dissents.

6.7 The enforcement of security interests is subject to certain rules of law. For example, a person who holds a charge over property cannot sell the property to himself and owes a duty to take reasonable care to realise the property for a proper price.

6.8 No opinion is expressed as to the necessity or desirability, in relation to certain types of asset (for example, patents, trade marks and other intellectual property), to register or otherwise perfect the security interests created by the Debenture.

7.       FOREIGN LAW

7.1 We point out that the Credit Agreement, the Notes and the Guaranty are expressed to be subject to the law of the State of New York and express no opinion as to the effect of such law (including, without limitation, specific references to Federal statutes or regulations or statutes or regulations of the State of New York) on any of the matters covered in this Opinion.

7.2 We point out that the TMS Share Charge is expressed to be subject to the laws of Ireland and express no opinion as to the effect of such laws (including, without limitation, specific references to statutes or regulations of Ireland) on any of the matters covered in this opinion.

7.3      In particular:

               we express no opinion about the validity or enforceability of any Document under the law of any jurisdiction other than England and Wales;

         we express no opinion about any shares or other assets situate outside England and Wales or about the validity or enforceability of any security taken or purported to be taken over such shares or assets. Any such security should be governed by the law of the jurisdiction where the shares or assets are situate;

         we have assumed that, if any obligation under a Document falls to be performed in any jurisdiction other than England and Wales, its performance will not be contrary to the laws of that jurisdiction; and

         we express no opinion as to whether a court in a jurisdiction other than England would enforce or give effect to a Document in the event that proceedings relating to that Document were to be commenced in that jurisdiction.

8.       EXTENT OF OPINION

8.1 This opinion is given for the sole benefit of the persons to whom it is addressed and may be relied on only for purposes directly connected with the Credit Agreement and the other Documents.

Yours faithfully

TAYLOR JOYNSON GARRETT

                                   APPENDIX 1

SITEL Consulting Limited                             (Company number: 2558365)
Leiderman and Roncoroni Limited                      (Company number: 2364481)
The Training Works Limited                           (Company number: 2189776)
SITEL Kingston Limited                               (Company number: 1722848)
SITEL Moor Park Limited                              (Company number: 3029235)
SITEL Stratford Limited                              (Company number: 1880195)
SITEL UK Limited                                     (Company number: 3450786)
B's Telemarketing Limited                            (Company number: 2573299)
SITEL Kingston (Services) Limited                    (Company number: 2533934)
SITEL Moor Park (Services) Limited                   (Company number: 3166414)
SITEL Stratford (Services) Limited                   (Company number: 2107257)

                                   APPENDIX 2

                         SHAREHOLDINGS IN THE COMPANIES

Company                                     Authorised Share Capital         Issued Share Capital           Shareholder
-------                                     ------------------------         --------------------           -----------
SITEL Europe plc                           (pound)20,000,000.00                   (pound)18,710,864.00  SITEL International Inc. and
                                                                                                        SITEL Corporation
SITEL Consulting Limited                   (pound)100,000.00                      (pound)375,000.00
                                                                                                        SITEL Europe plc

Leiderman and Roncoroni Limited            (pound)1,000.00                        (pound)100.00
                                                                                                        SITEL Consulting Limited

The Training Works Limited                 (pound)1,000.00                         (pound)100.00         (L&R Group Limited)

SITEL Kingston Limited                     (pound)157,851.00                       (pound)4,973.20       SITEL Consulting Limited

SITEL Moor Park Limited                    (pound)100,000.00                       (pound)100,000.00     SITEL Europe plc

SITEL Stratford Limited                    (pound)1,586,000.00                     (pound)586,000.00      SITEL Europe plc

SITEL UK Limited                           (pound)7,000,000.00                     (pound)7,000,000.00    SITEL Europe plc

B's Telemarketing Limited                  (pound)100.00                           (pound)100.00          SITEL Europe plc

SITEL Kingston (Services) Limited          (pound)100.00                           (pound)2.00            SITEL Europe plc

SITEL Moor Park (Services) Limited         (pound)1000.00                          (pound)2.00            SITEL UK Limited

SITEL Stratford (Services) Limited         (pound)100,000.00                       (pound)2.00            SITEL Europe plc
(pound)20,000,000.00
                                                                                                          SITEL UK Limited

                                   EXHIBIT E-4

To each of the Administrative Agent, the Collateral Agent and each of the Lenders party to the Credit Agreement referred to below

Our Ref                    Your Ref

                                                                   11 April 2000



Dear Sirs

SITEL TMS LIMITED
(THE "OBLIGOR")

I. We have acted as legal advisers in Ireland to the Obligor in connection with the transactions contemplated by the Credit Agreement, dated as of April 11, 2000 (the "Credit Agreement"), by and among SITEL Corporation (the "Parent"), SITEL Europe plc ("SITEL Europe"), the Obligor, various lending institutions from time to time party thereto (the "Lenders") and Bankers Trust Company, as Administrative Agent. This opinion is being delivered pursuant to Section 5.03 of the Credit Agreement. Unless otherwise indicated, capitalised terms used herein but not otherwise defined herein shall have the respective meaning set forth in the Credit Agreement.

II. For the purposes of this opinion we have examined the following documents:-

A. a faxed copy of a Charge of Shares dated as of 11 April 2000 between (1) SITEL Europe and (2) the Collateral Agent (the "Shares Charge");

B. (i) a faxed copy of a Foreign Subsidiaries Guarantee (the "Guarantee") dated as of April 11, 2000 between (1) the Obligor and certain other companies as Guarantors and (2) the Collateral Agent, (ii) a faxed copy of the Credit Agreement and (iii) faxed copies of Revolving Notes executed by the Obligor in favour of each Lender (the "Revolving Notes");

C. a certified copy of the memorandum and articles of association of the Obligor, including shareholders resolutions dated 7 April 2000 amending the same (together the "Memorandum and Articles of Association") and its Certificate of Incorporation;

D. faxed copies of searches which on 10 April 2000 were carried out in respect of the Obligor at the Companies Registration Office in Dublin, the Judgement Office in Dublin and the Central Office of the High Court in Dublin for winding-up petitions (the "Searches");


E. a copy of a resolution of the Directors of the Obligor approving the execution by it of, inter alia, the Credit Agreement, the Revolving Notes and the Guarantee (the "Obligor Documents") and authorising a person or persons to execute same on behalf of the Obligor;

F. a copy of a power of attorney dated 7 April 2000 executed by the Obligor under seal pursuant to which Nick Wheeler and Nan Kraemer have been appointed to execute, inter alia, the Obligor Documents;

G. a faxed copy of an officer's certificate executed by Nan Kraemer on behalf of the Obligor and dated 11 April 2000 (the "Officer's Certificate");and

H. faxed copies of a certificate of the Secretary of the Obligor dated 11 April 2000 confirming that the Obligor is a subsidiary of SITEL Europe and a certificate of the Secretary of SITEL Europe dated 11 April 2000 confirming that SITEL Europe is a subsidiary of the Parent.

III. In this opinion we refer to the Obligor Documents and the Shares Charge collectively as the "Documents".

IV. In giving this opinion, we have relied on the results of the Searches. We have also relied upon the copies of the documents referred to in paragraph 2 in respect of the accuracy of the material matters stated therein which we have not independently verified and we have assumed:-

A. the genuineness of all signatures and the authenticity and completeness of all documents submitted to us as originals;

B. the completeness and conformity to originals of all documents supplied to us as certified or photostatic or telefaxed copies and the authenticity and completeness of the originals of such documents and that such documents have been executed in the form of the latest drafts reviewed by us for the purpose of giving this opinion;

C. that each of the parties to the Documents (other than the Obligor) is a corporation duly organised, validly existing and in good standing under the laws of its jurisdiction of incorporation and is not subject to any order of the Irish Courts, with all requisite authority, corporate and other power to enter into the Documents and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise the execution of the Documents and the performance of its obligations thereunder has been duly taken;

D. the due authorisation, execution and delivery of the Documents by all parties thereto (other than the Obligor) and that all of the Documents and all deeds, instruments, assignments, agreements and other documents in relation to the matters contemplated by the Documents and/or this opinion are:

(1) within the capacity and powers of, have been validly authorised, executed and delivered by and are valid and legal obligations binding on the parties thereto; and

(2)  are not subject to avoidance by any person,

underall applicable laws and in all applicable jurisdictions other than (in the case of the Obligor) the laws of Ireland and the jurisdiction of Ireland;

E. that no law other than the law of Ireland affects any of the assumptions in this letter or the conclusions stated below;

F. that the Memorandum and Articles of Association (as amended through the date hereof) are true and correct as of the date hereof and that there have been no other amendments thereto;

G. that SITEL Europe has valid legal and beneficial title to the Shares (as defined in the Shares Charge) and is or will be duly registered as owner of the Shares at the time of their delivery to the Collateral Agent;

H. that the Obligor has entered into the Documents in good faith, for its legitimate business purposes and for full commercial consideration and believing on reasonable grounds that it was for its own commercial benefit;

I. that the proceedings described in the minutes referred to in paragraph 2.5 were conducted in the manner therein described, the meeting referred to therein was properly convened and constituted and that the resolutions referred to therein were duly passed and adopted, have not been amended or rescinded, and are and will remain in full force and effect;

J. that all factual information contained in the certificates referred to at paragraphs 2.7 and 2.8 is true and accurate in all respects;

K. the absence of fraud and the presence of good faith on the part of all parties to the Documents and their respective officers, employees, agents and advisers;

L. that (a) the Obligor was fully solvent at the time of and immediately after the execution and delivery of the Documents; (b) the Obligor would not as a consequence of doing any act or thing which the Documents contemplates, permits or requires such to do, be insolvent; (c) no resolution or petition for the appointment of a liquidator or examiner has been passed or presented in relation to the Obligor; and (d) no receiver has been appointed in relation to any of the assets or undertaking of the Obligor;

M. that, by entering into the Documents or exercising its rights or performing its obligations thereunder, the Obligor has not and will not give financial assistance (whether direct or indirect) in connection with the subscription for or purchase of shares in itself or any company which is its holding company;

N. that the original certificate evidencing title to the Shares and share transfer form relating thereto executed in blank have been deposited with or will be deposited with the Collateral Agent;

O. that under all applicable laws (other than Irish law) the choice of the laws of the State of New York as the governing law of the Obligor Documents is a valid and binding selection which will be upheld, recognised and given effect to by the courts of any relevant jurisdiction (other than those of Ireland);

P. that all payments to be made by the Obligor under the Documents, will be made to an entity which:

1.   is carrying on a bona fide banking business in Ireland;or

2. is resident in a country with which Ireland has entered into a double taxation treaty under which interest may be paid without deduction; or

3.   is resident in a European Communities member state other than Ireland.

V. Based upon and subject to the foregoing assumptions and in reliance on the matters stated above and further subject to the qualifications set out below and any matters not expressly disclosed to us by the Obligor or SITEL Europe, it is our opinion so far as the laws of Ireland as interpreted by the courts of Ireland at the date of this opinion are concerned that:-

A. the Obligor is a private company duly incorporated with limited liability under the laws of Ireland. The Obligor is incorporated for an indefinite period as a separate legal entity and is subject to suit in its own name. Based upon the Searches, no steps have been taken to appoint a receiver or examiner to, or to wind up the Obligor;

B. the Obligor has full power to enter into the Obligor Documents and to exercise its rights and perform its obligations thereunder, and all corporate action required to authorise the execution and delivery of the Obligor Documents and the performance of its obligations thereunder has been duly taken;

C. the execution and delivery by the Obligor of the Obligor Documents and its exercise of its rights and performance of its obligations thereunder will not violate (i) any existing law or regulation applicable to companies generally, or (ii) any provision of its Memorandum or Articles of Association;

D. each Obligor Document constitutes the legal, valid and binding obligations of the Obligor and is enforceable in accordance with its terms;

E. the Shares Charge creates a legal, valid and binding security interest by way of equitable mortgage over the Shares referred to therein;

F. no consent, approval or authorisation by any Irish authority is either necessary or desirable insofar as the laws of Ireland are concerned in connection with:-

1. the execution by the Obligor of the Obligor Documents, and by SITEL Europe of the Shares Charge, and the performance of their respective obligations thereunder; or

2.   the validity or enforceability of the Documents;

G. There is no Irish law which will be contravened by the Obligor by compliance with any provision of the Documents;

H. No step is either necessary or desirable under Irish law to (i) ensure that the Shares Charge is valid or admissible in evidence in Ireland or to (ii) ensure insofar as the laws of Ireland are concerned the effectiveness of any security interested created by the Shares Charge save that:

1. the Shares Charge should be stamped with IR(pound)500 stamp duty within 30 days of its date;

2.   it would be desirable to serve a "Stop Notice" on the Obligor;

3. in the event that SITEL Europe has an established place of business in Ireland then a Form 8e should be filed in accordance with Section 111 of the Companies Act, 1963 (as amended) in respect of the Shares Charge within 21 days of its execution;

I. under the laws of Ireland the choice of Irish law to govern the Shares Charge and the submission therein of SITEL Europe to the jurisdiction of the Irish Courts is valid;

J. the choice of the laws of the State of New York to govern the Obligor Documents is a valid choice of law under the laws of Ireland, and accordingly, New York law would generally be applied in an action brought in the courts of Ireland in respect of a claim thereunder, except if and to the extent that the relevant provisions of New York law are not determinable to the satisfaction of the Irish courts;

K. any judgement for a definite sum obtained against the Obligor in the courts of the State of New York would be recognised and accepted by the Courts of Ireland without any retrial or examination of the merits of the case;

L. in any proceedings taken in Ireland in relation to the Documents, the Obligor will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process; and

M. under the laws of Ireland, the Obligor will not be required to make any deduction or withholding from any payment it may be obliged to make under the Obligor Documents.

VI.  The opinions expressed herein are subject to the following qualifications:-

A. no opinion is expressed in relation to the Documents or any matter relating thereto insofar as that documentation or matter is affected by the laws of any jurisdiction other than Ireland in particular no opinion is expressed about the validity or enforceability of any document under the law of any country other than Ireland;

B. no opinion is expressed as to the title (whether legal or beneficial) of SITEL Europe to the relevant Shares or the shares comprised therein. We confirm that we have inspected a share certificate dated 22 December 1999 which certifies that SITEL Europe is the registered owner of 90,250 shares in the Obligor;

C. the Shares Charge creates an equitable mortgage only over the Shares. An equitable mortgage suffers certain disadvantages compared to a legal mortgage. For example prior equitable interests will take priority over the relevant Shares Charge;

D.   a security interest over an asset may rank after:-

1. rights or interests which a third party holds in relation to that asset on the date on which the security interest is created; or

2. rights or interests which a third party later acquires without notice of the existence of the security interest or, in some cases, with notice of the existence of the security interest but without notice of a restriction precluding the owner of the asset from creating a right or interest such as that acquired by the third party;

E. a person who has created a security interest over certain types of assets (assets to which mortgages over the Conveyancing Act 1881 applies) is entitled, so far as Irish law is relevant, to apply to the High Court for an order that the asset be sold, notwithstanding that the person holding the security interest dissents;

F. the enforcement of security interests is subject to certain rules of law. For example, a person who holds a charge over property cannot sell the property to himself and owes a duty to take reasonable care to realise the property for a proper price. A receiver is obliged by the Companies Act, 1963 Section 316A to obtain the best price in accordance with that Section;

G. the enforcement of the rights and obligations of the parties to each Document may be limited by the provisions of the Irish law applicable to contracts held to have been frustrated by events happening after execution;

H. where a party is vested with a discretion or may determine a matter in its opinion the exercise of such discretion and the manner in which such opinion is formed and the grounds on which it is based may nonetheless be the subject of judicial enquiry and review;

I. any determination, calculation or certificate made or given pursuant to the provisions of each Document which provides for such determination, calculation or certificate to be final, conclusive or binding will not prevent judicial enquiry into the merits of any claims by a third party claiming to be aggrieved by same nor do such provisions exclude the possibility of the same being amended by order of an Irish Court;

J. no opinion is given herein as to the availability of any specific remedy, other than monetary damages, for the enforcement of any obligation of the parties to each Document and this opinion should not be taken to imply that an Irish Court will necessarily grant any remedy, the availability of which is subject to equitable considerations or which is otherwise in the discretion of the Court and, in particular, orders for specific performance and injunctions which are discretionary remedies under Irish law, and specific performance will not be available where damages are considered by the Court to be an adequate alternative remedy;

K. the Irish Courts may stay proceedings if concurrent proceedings are brought elsewhere;

     L. an Irish Court may refuse to give effect to a purported contractual obligation to pay costs imposed upon another party and an Irish Court may not award by way of costs all of the expenditure incurred by a successful litigant in proceedings brought before the Court and an undertaking by any party to a Document to bear any indemnity in respect of any taxes or duties might not be enforceable in respect of Irish stamp duties, pursuant to Section 131 of the Stamp Duties Consolidation Act, 1999;

     M. in the event of any claim being made in any Irish court in a currency other than Irish Pounds, the court may give judgment in that currency but we express no opinion as to whether the Court would always be bound to exercise its discretion to award judgment in a currency other than Irish Pounds. Foreign currency amounts claimed in an Irish liquidation must be converted into Irish pounds at the rate prevailing at the commencement of the liquidation;

     N. provisions as to severability may not be binding under Irish law and the question of whether or not provisions relating to invalidity on account of illegality may be severed from other provisions in order to save such other provisions would be determined by an Irish Court at its discretion;

     O. claims may become barred under the Statute of Limitations Act, 1957 (as amended), prescription or lapse of time or may be or become subject to defences of set-off or counterclaim;

     P. where an obligation is to be performed or observed or is based upon a matter arising in a jurisdiction outside Ireland, or a party's obligations are subject to the laws of a jurisdiction outside Ireland, such obligations may not be enforceable under Irish law if the same would be unlawful, unenforceable or contrary to public policy under the laws of such jurisdiction;

     Q. except for where expressly stated in this opinion, we express no opinion as to the taxation consequences of any of the items to which this opinion relates;

     R. except as set forth in paragraphs 5.5 and 5.8 we do not express any opinion as to whether any security interests have been created over or are in existence in respect of the Shares (other than in respect of the Shares Charge);

     S. the Shares are shares in a private limited company and, accordingly, a transfer of any such shares may only be effected by a duly executed and stamped share transfer form being registered by the Obligor in its register of members. Accordingly, it is possible, in practice, for a sale or transfer of any of the Shares to be prevented, delayed or hindered by the inaction, non-co-operation or refusal of the directors, officers, servants or agents of the Obligor. The possibility of any such prevention, delay or hindrance occurring may have been reduced by the adoption by SITEL Europe as sole shareholder of the Obligor of the resolutions referred to in paragraph 2.3 above;

     T. questions under the Mergers, Take-overs and Monopolies (Control) Acts 1978 (as amended) (the "Mergers Act") and the Competition Acts 1991 and 1996 may need to be considered when enforcing the Shares Charge. Under the Mergers Take-overs and Monopolies (Control) Acts a proposal to transfer 25 per cent or more of the shareholding of a company must be notified to the Minister for Enterprise and Employment where in the most recent financial year the value of the gross assets of each of two or more of the enterprises involved in the proposal is not less than IR(pound)10,000,000 or the turnover of each of those two or more enterprises is not less than IR(pound)20,000,000 - where the Act applies a transfer without the clearance from the Minister for Enterprise and Employment shall be void. Under the Competition Acts 1990 and 1996 any transaction which has as its object or effect the prevention, restriction or distortion of competition in trade of any goods or services in Ireland or which is an abuse of a dominant position is prohibited and void;

     U. disposal of the Shares by the Collateral Agent (or its  successor(s)) or
a  receiver  would  require   compliance  by  the  Collateral   Agent  (or  such
successor(s)) or the receiver with all applicable law;

     V. the descriptions and obligations of this Opinion as "enforceable" refers to the legal character or the obligations assumed by the relevant party under the relevant instrument. It implies no more than the obligations are of a character which Irish Law recognises and will in certain circumstances enforce. In particular, it does not mean or imply that the relevant instrument will be enforced in all circumstances in accordance with its terms or by or against third parties or that any particular remedy will be available;

     W. in particular (without limiting the foregoing):-

     1. enforcement may be limited by laws from time to time relating to bankruptcy, insolvency, liquidation, receivership, reorganisation, moratoria, court schemes, preferential creditors and similar laws of general application relating to or affecting the rights of creditors;

2. an Irish Court may refuse to give effect to the undertaking to pay costs in respect of unsuccessful litigation brought before an Irish Court or where the court has itself an order for costs;

3.   claims may be or become the subject of set-off or counterclaim;

4. enforcement may be limited by general principles of equity - for example specific performance or other equitable remedies are discretionary and may not be available where damages are considered by the court to be an adequate remedy;

5. provisions (including provisions for default interest) imposing additional obligations in the event of breach or default, or of payment or repayment being made other than on an agreed date, may be unenforceable to the extent that they are subsequently adjudicated to be penal in nature;

6. where the obligations are to be performed in a jurisdiction other than Ireland, they may not be enforceable in Ireland to the extent that performance would be illegal under the laws of that jurisdiction;

7.   enforcement may also be limited as a result of:-

6.23.7.1 the provisions of Irish law applicable to contracts held to have become frustrated by events happening after their execution; and

6.23.7.2 any breach of the terms of the Documents, or any ancillary document by the party seeking to enforce the same;

8. a certificate, determination, notification or opinion of, or the exercise of any discretion by, as to any matter provided in each of the Documents might be held by the Irish Courts not to be conclusive if it could be shown to have an unreasonable or arbitrary basis or in the event of manifest error;

X. there is some possibility that an Irish court would hold that a judgement in relation to a Document whether given in an Irish court or elsewhere, would supersede that Document to all intents and purposes so that the obligations set forth in that Document would not be held to survive such a judgement;

Y. this Opinion is expressly given upon the terms that no further document is to be examined by us, whether or not referred to in the Documents, that no further investigation or diligence in respect of any matter which may appear on the files of the Obligor in the Companies Registration Office after the date of the Searches or which may have appeared on the files of the Obligor prior to the date of the Searches but was not available for actual inspection by us as of such date is required of us by you;

Z. our opinion at paragraph 5.10 above should be read subject to the qualification that the Rome Convention on The Law Applicable To Contractual Obligations (the Rome Convention) (other than Article 7(1)) has force of law in Ireland and that therefore the choice the laws of the State of New York as the governing law of the Obligor Documents is subject to the provisions of the Rome Convention. For example, the courts of Ireland may apply any rule of Irish law which is mandatory irrespective of the governing law and may refuse to apply a rule of the governing law if it is manifestly incompatible with the public policy of Ireland. In addition, Irish law will apply in relation to the liquidation and examinership of any Irish incorporated companies such as the Obligor;

AA. in the case of a judgement obtained in the courts of the State of New York, the opinion expressed at paragraph 5.11 should be read subject to the qualification that a judgment of the Courts of New York will not be directly enforceable in Ireland but, if the relevant judgment:-

(1)  is based on personal action;

(2)  is for a debt for a definitive sum of money;

(3)  is final and conclusive;

(4) is not impeachable on the grounds of jurisdiction, fraud, public policy or natural or constitutional justice;

(5) is not inconsistent with a judgment of the Courts of Ireland in relation to the same matter; and

(6) enforcement proceedings are instituted in Ireland within six years of the date of the judgment;

the plaintiff will be able to obtain summary judgment in a new action in Ireland on the grounds that the defendant has no defence to the claim.

VII. This Opinion (which is limited to the matters stated herein and is not to be read as extending by implication to any other matters not specifically referred to herein) is addressed to and is for the benefit of the Administrative Agent, Collateral Agent and the Lenders and their respective successors and assigns and may not be relied upon by, or published to, any other persons without our prior written consent. We do not assume any obligation to update the opinions set forth in this letter.

Yours faithfully

         MATHESON ORMSBY PRENTICE

                                                                  EXHIBIT E-5

                                                        Madrid, April 11th, 2000





To each of the Administrative Agent, the Collateral Agent and each of the Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

                  We have acted as special counsel for SITEL Corporation (the "Parent") and each of the entities listed on Schedule I hereto (collectively, the "Covered Subsidiaries" and, together with the Parent, the "Covered Entities") in connection with the transactions contemplated by the Credit Agreement, dated as of April 11th, 2000 (the "Credit Agreement"), by and among the Parent, SITEL Europe plc, SITEL TMS Limited, various lending institutions from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent. This opinion is being delivered pursuant to Section 5.03 of the Credit Agreement. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, (a) the Escritura de Constitucion [Articles of Association], the Estatutos [By-Laws] and other relevant governing documents of the Covered Subsidiaries, (b) the documents listed on Schedule II hereto (collectively, the "Documents") and (c) such other agreements, certificates of public officials, certificates of officers of the Covered Subsidiaries and others, and such other documents, certificates and corporate or public records as we have deemed necessary or appropriate in connection with this opinion.

                  In connection with this opinion, we have assumed the genuineness of all signatures (other than as to any Covered Subsidiary) on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies. We have also assumed that each party to the Documents (other than the Covered Subsidiaries) has the legal power and authority to enter into and perform its obligations under such Documents, and that such Documents have been duly authorized, executed and delivered by such persons, and that such Documents are the legal, valid and binding obligations of such persons, enforceable against such persons in accordance with their terms.

                  Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

                  1. Each of the Covered Subsidiaries (i) is a duly organized and validly existing Sociedad Anonima [Corporation], in good standing under the laws of the jurisdiction of Spain, and is duly registered with the applicable Registro Mercantil [Mercantile Register], (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where such Covered Subsidiary transacts business. No event of voluntary termination or dissolution of any of the Covered Subsidiaries has, to our knowledge, occurred.

                  2. Each of the Covered Subsidiaries has the power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Documents. Each of the Covered Subsidiaries has duly executed and delivered each of the Documents to which it is a party and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles.

                  3. Neither the execution, delivery or performance by any Covered Subsidiary of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of such Covered Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument, of which we are aware, to which such Covered Subsidiary is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Escritura de Constitucion [Articles of Association] or Estatutos [By-laws] of such Covered Subsidiary.

                  4. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document to which any Covered Subsidiary is a party or (ii) the legality, validity, binding effect, enforceability or admissibility in evidence of any Document. Without limiting the foregoing, it is not necessary, in order to ensure the legality, validity, binding effect, enforceability or admissibility in evidence of any Document, that any of the Documents be filed or registered with any court or authority in Spain or that any stamp duty, transaction tax, levy, charge or similar impost be paid in Spain on or in relation to any of the Documents.

                  5. To our knowledge, there are no actions, suits or proceedings pending or threatened with respect to any Covered Subsidiary (a) that could reasonably be expected to have a material adverse effect on any Covered Subsidiary or (b) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Administrative Agent or the Lenders or on the ability of such Covered Subsidiary to perform its obligations under the Documents to which it is a party, and to our knowledge there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the performance of any Covered Subsidiary of its obligations under the Documents to which it is a party.

                  6. The authorized capital stock of each Covered Subsidiary consists of: (i) SITEL IBERICA TELESERVICES: 5,000 shares of common stock, par value 60 euros per share; (ii) TELEPROMOTION: 13,350 shares of common stock, par value 1,000 pesetas per share; and (iii) TELE ACTION HISPANICA: 20,000 shares of common stock, par value 1,000 pesetas per share; all of which are issued (but not physically printed, as it is not compulsory under Spanish Law). All such shares of capital stock have been duly and validly authorized and issued, are fully paid and non-assessable and are free of preemptive rights. To our knowledge, none of the Covered Subsidiaries have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock. To our knowledge, the Covered Subsidiaries have no Subsidiaries other than those Subsidiaries listed on Schedule III to the Credit Agreement and the Portuguese company ACTION SERVICOS DE PUBLICIDADE, S.A.

                  7. None of the provisions of the Documents violate any usury law of Spain.

                  8. There are no restrictions or prohibitions on the transfer and payment of amounts owing by any Covered Subsidiary under any of the Documents in lawful money of the United States of America (or, to the extent required by any of the Documents, any other currency) free and clear of any withholdings or deductions on the terms or the place of payment as provided for in the Documents. Without limiting the foregoing, there is no income or stamp or other tax, duty, levy, charge or similar impost (imposed by withholding or otherwise) which is or would be imposed on or applicable to any payment made by any Covered Subsidiary to you pursuant to the Documents or is imposed on or by virtue of the execution or delivery of the Documents, and the agreement of each Covered Subsidiary to make payments under or pursuant to the Documents free and clear of any such tax, duty, levy, charge or impost is legally valid and effective.

                  9. Neither the Administrative Agent, the Collateral Agent nor the Lenders are required to qualify to transact business in Spain nor will the Administrative Agent, the Collateral Agent or any of the Lenders incur any tax imposed by the Spanish Tax Authorities (including, without limitation, any tax imposed by the Spanish Tax Authorities on interest or on revenue paid in respect of the Notes) solely as the result of the transactions contemplated by the Documents.

                  10. Each of the Covered Subsidiaries is subject to commercial law and is generally subject to suit and neither it nor any of its properties or revenues enjoy any right of immunity from suit, attachment, setoff or execution of a judgment in respect of its obligations under the Documents.

                  11. Each Covered Subsidiary may be sued in Spain by each of the Administrative Agent, the Collateral Agent and the Lenders (either jointly or individually) if the Administrative Agent, the Collateral Agent or the Lenders have the right to sue such Covered Subsidiary under the laws of the State of New York to obtain amounts due and payable but unpaid by such Covered Subsidiary. There are no legal impediments to your access to the courts of Spain, nor shall you be required to qualify under any statute of law or pay any franchise tax or similar fee to gain such access, whether in respect of a direct suit on any of the Documents or a proceeding to register a judgment obtained by you before a court in the United States of America.

                  12. The courts of Spain will observe and give effect to the choice of New York law as the law governing the Documents (to the extent expressly designated so therein) in any proceedings in relation thereto.

                  13. The submission to jurisdiction provisions of the Documents is legally valid and effective and enforceable against each Covered Subsidiary and would be recognized by the courts of Spain.

                  14. A judgment rendered against any Covered Subsidiary by a foreign court will be recognized and enforced by the courts of Spain in all respects with no requirement that the matter be relitigated before a competent court in Spain, provded that certain basic procedural rules have been fulfilled by such foreign court.

                  15. The payment obligations of each Covered Subsidiary under the Documents rank at least pari passu in priority of payment with all other unsecured and unsubordinated liabilities of such Covered Subsidiary (other than those liabilities preferred by mandatory operation of law and with the exception of any rights of setoff or counterclaim that may be asserted against such Covered Subsidiary).

                  We express no opinion as to matters governed by any law other than the laws of Spain. This opinion speaks only as of the date hereof. We have no obligation to advise the addressees (or any third party) of any changes in the law or facts that may occur after the date of this opinion.

                  The opinions expressed herein are solely for your benefit and those of the Lenders that are or may in the future become party to the Credit Agreement and may not be relied upon in any manner or for any purpose by any other person.

                                                       Very truly yours,

                                                     Jose M(a) Buxeda Maisterra

                                                     BUXEDA & ASOCIADOS

                                  SUBSIDIARIES

                               ORGANIZED IN SPAIN

SITEL IBERICA TELESERVICES, S.A. Sociedad Unipersonal

TELEPROMOTION, S.A. Sociedad Unipersonal

TELE ACTION HISPANICA, S.A. Sociedad Unipersonal

                                    DOCUMENTS

- Foreign Subsidiaries Guaranty, dated as of April 11th, 2000.

                                                            Madrid, May 26, 2000



To each of the Administrative Agent, the Collateral Agent and each of the Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:


         We have acted as special counsel for SITEL Corporation (the "Parent") and each of the entities listed on Schedule I hereto (collectively, the "Covered Subsidiaries" and, together with the Parent, the "Covered Entities") in connection with the transactions contemplated by the Credit Agreement, dated as of April 11th, 2000 (the "Credit Agreement"), by and among the Parent, SITEL Europe plc, SITEL TMS Limited, various lending institutions from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent and in particular, in connection with the respective Pledge Agreements (collectively, the "Pledge Agreements") entered into on the date hereof in respect of the shares of each of the Covered Subsidiaries, between the applicable Pledgor thereunder and Bankers Trust Company as Collateral Agent. This opinion is being delivered pursuant to Section 5.03 of the Credit Agreement and further to our opinion dated April 11, 2000. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Pledge Agreements.

         In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, (a) the Escritura de Constitucion [Articles of Association], the Estatutos [By-laws] and other relevant governing documents of the Covered Subsidiaries and others and (b) such other documents, certificates and corporate or public records as we have deemed necessary or appropriate in connection with this opinion.

         In connection with this opinion, we have assumed the genuineness of all signatures (other than as to any Pledgor or Covered Subsidiary) on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies. We have also assumed that the Collateral Agent has the legal power and authority to enter into and perform its obligation under each such Pledge Agreement, and that each such Pledge Agreement has been duly authorized, executed and delivered by the Collateral Agent, and that each such Pledge Agreement is the legal, valid and binding obligation of the Collateral Agent, enforceable against it in accordance with their terms.

         Upon the basis of the aforesaid and subject to the reservations set forth below, we are of the opinion that each Pledge Agreement creates a valid and enforceable first priority perfected security interest in favor of the Collateral Agent, and will entitle the Collateral Agent, in case of default by the applicable Pledgor in respect of the Secured Obligations, to recover, with preference over any other creditors, out of the proceeds obtained upon the correct enforcement of the applicable Pledge, the amounts secured by it or only part of such amounts to the extent the proceeds obtained do not cover the full amount secured. No filing, registration or recording is required in the Kingdom of Spain in order to perfect the security interests created under the Pledge Agreements.

         The   opinion   set  forth   above,   insofar  as  it  relates  to  the
enforceability of the Pledge Agreements is subject to applicable bankruptcy, insolvency, suspension of payment and moratorium proceedings.

         We express no opinion as to the enforceability of the Pledge Agreement in a jurisdiction other than Spain nor as to matters governed by any law other than the laws of Spain. This opinion speaks only as of the date hereof. We have no obligation to advise the addressees (or any third party) of any changes in the law or facts that may occur after the date of this opinion.

         The opinions expressed herein are solely for your benefit and those of the Lenders that are or may in the future become party to the Credit Agreement and may not be relied upon in any manner or for any purpose by any other person

                                Very truly yours,

                           Jose M(a) Buxeda Maisterra

                               BUXEDA & ASOCIADOS

SCHEDULE I

                                  SUBSIDIARIES

                               ORGANIZED IN SPAIN

SITEL IBERICA TELESERVICES, S.A. Sociedad Unipersonal

TELEPROMOTION, S.A. Sociedad Unipersonal

TELE ACTION HISPANICA, S.A. Sociedad Unipersonal

Exhibit F

                          FORM OF OFFICERS' CERTIFICATE

                  I, the undersigned, [Chairman of the Board/Chief Executive Officer/President/Vice President/Director] of [Name of Credit Party], a _________ organized and existing under the laws of ________ (the "Company"), do hereby certify on behalf of the Company that:

                  1. This Certificate is furnished pursuant to Section 5 of the Credit Agreement, dated as of April 11, 2000, among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his or her name and has held such office since _________ __, ____.1 The signature written opposite the name and title of each such officer is his or her genuine signature.

              Name2                  Office                     Signature

         --------------            -----------                 -------------

         --------------            -----------                 -------------

         --------------            -----------                 -------------

                  3. Attached hereto as Exhibit A is a certified copy of the [[Certificate] [Articles] of Incorporation of the Company],3 as filed in the Office of _______________ on ___________, ____, together with all amendments thereto adopted through the date hereof.

------------------
1 Insert a date prior to the time of any corporate action relating to the Credit Documents or related documentation.

2 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                  4. Attached hereto as Exhibit B is a true and correct copy of the [By-Laws]4 of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, ____.

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 2000 [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

                  [6. On the date hereof, all of the applicable conditions set forth in Sections 5.05, 5.06, 5.07 and 6.02 of the Credit Agreement have been satisfied.]5

                  [6.][7.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  [7.][8.] On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

                [8.][9.] There   is   no   proceeding    for the  dissolution or
liquidation of the Company or threatening its existence.

------------------------
3    Insert the name of the equivalent organizational document.

4    Insert the name of the equivalent governing document.

5    Insert in Officers' Certificate of each Borrower.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____, 2000.

                                             [NAME OF CREDIT PARTY]



                                             By ______________________________
                                                  Name:
                                                  Title:

                  I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company that:

                  1. [Name of Person  making above  certifications]  is the duly elected and qualified [Chairman of the Board/Chief Executive Officer/President/Vice President] of the Company and the signature above is his or her genuine signature.

                  2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5 and [8][9] above are true and correct.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____, 2000.

                                                 [NAME OF CREDIT PARTY]



                                                 By ___________________________
                                                     Name:
                                                     Title:

                          PLEDGE AGREEMENT - EXHIBIT G

                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of April 11, 2000, made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 25 hereof, the "Pledgors") to BANKERS TRUST COMPANY, as Collateral Agent (together with any successor Collateral Agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, SITEL Corporation (the "US Borrower"), SITEL Europe plc (the "English Borrower"), SITEL TMS Limited (the "Irish Borrower" and, together with the English Borrower and the US Borrower, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of April 11, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers, and the issuance of Letters of Credit for the account of the US Borrower, in each case as contemplated therein (the Lenders, the Administrative Agent, the Issuing Lenders and the Pledgee are herein called the "Lender Creditors");

                  WHEREAS, any Pledgor or any Subsidiary thereof may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to each Guaranty, each Pledgor that is a party thereto has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described in each such Guaranty;

                  WHEREAS, it is a condition to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

     1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                 (i) the full and prompt payment when due (whether at the stated
         maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including all such obligations and indebtedness of such Pledgor under each Guaranty to which it is a party) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Pledgor to the Other Creditors under, or with respect to (including by reason of any Guaranty to which such Pledgor is a party), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

               (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default (which term to mean and include any Event of Default under, and as defined in, the Credit Agreement or any payment default by the US Borrower or any of its Subsidiaries under any Interest Rate Protection Agreement or Other Hedging Agreement and shall, in any event, include, without limitation, any payment default on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

               (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

               (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" has the meaning set forth in the Recitals hereto.

                  "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "Agreement" has the meaning set forth in the first paragraph hereof.

                  "Borrowers" shall have the meaning provided in the Recitals hereto.

                  "Certificated  Security"  has the  meaning  given such term in
Section 8-102(a)(4) of the UCC.

                  "Class" has the meaning set forth in Section 22 hereof.

                  "Clearing  Corporation"  has the  meaning  given  such term in
Section 8-102(a)(5) of the UCC.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Credit  Document  Obligations"  has the  meaning set forth in
Section 1 hereof.

                  "Domestic Corporation" has the meaning set forth in the definition of "Stock."

                  "English Borrower" shall have the meaning provided in the Recitals hereto.

                  "Event of Default" has the meaning set forth in Section 1 hereof.

                  "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

                  "Foreign Corporation" has the meaning set forth in the definition of "Stock."

                  "Indemnitees" has the meaning set forth in Section 11 hereof.

                  "Instrument" has the meaning given such term in Section 9-105(1)(i) of the UCC.

                  "Investment  Property"  has the  meaning  given  such  term in
Section 9-115(f) of the UCC.

                  "Irish Borrower" shall have the meaning provided in the Recitals hereto.

                  "Lender Creditors" has the meaning set forth in the Recitals hereto.

                  "Lenders" has the meaning set forth in the Recitals hereto.

                  "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Non-Voting Stock" means all capital stock which is not Voting Stock.

                  "Notes" means all promissory notes from time to time issued to, or held by, each Pledgor (including each Intercompany Note).

                  "Obligations" has the meaning set forth in Section 1 hereof.

                  "Other Creditors" has the meaning set forth in the Recitals hereto.

                  "Other Obligations" has the meaning set forth in Section 1 hereof.

                  "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged  Notes"  has the  meaning  set forth in  Section  3.5 hereof.

                  "Pledgee" has the meaning set forth in the first paragraph hereof.

                  "Pledgor" has the meaning set forth in the first paragraph hereof.

                  "Proceeds" has the meaning given such term in Section 9-306(l) of the UCC.

                  "Required Lenders" has the meaning given such term in the Credit Agreement.

                  "Requisite Creditors" has the meaning set forth in Section 22 hereof.

                  "Secured Creditors" has the meaning set forth in the Recitals hereto.

                  "Secured Debt Agreements" has the meaning set forth in Section 5 hereof.

                  "Securities  Account"  has  the  meaning  given  such  term in
Section 8-501(a) of the UCC.

                  "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" has the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

                  "Security  Entitlement"  has the  meaning  given  such term in
Section 8-102(a)(17) of the UCC.

                  "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Termination Date" has the meaning set forth in Section 20 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated  Security"  has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  "US Borrower" shall have the meaning provided in the Recitals hereto.

                  "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities owned by such Pledgor from time to time and all options or warrants owned by such Pledgor from time to time to purchase Securities;

                  (c) all  Limited  Liability  Company  Interests  owned by such
         Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all the capital  thereof and its  interest in all
                  profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other  payments  due or to become due to such
                  Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims,  rights,  powers,  privileges,
                  authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all  present and future  claims,  if any, of such
                  Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such  Pledgor's  rights  under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (G) all the capital  thereof and its  interest in all
                  profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (H) all other  payments  due or to become due to such
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (I) all of its claims,  rights,  powers,  privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (J) all  present and future  claims,  if any, of such
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (K) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing and

                           (L) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                    (e) all  Security  Entitlements  owned by such  Pledgor from time to time in any and all of the foregoing;

                    (f) all Financial  Assets and  Investment  Property owned by such Pledgor from time to time; and

                    (g) all Proceeds of any and all of the foregoing.

                  Notwithstanding  anything to the  contrary  contained  in this
Section 3.1, (x) except as otherwise provided in Section 8.11 of the Credit Agreement, no Pledgor (to the extent that it is the US Borrower or a Domestic Subsidiary of the US Borrower) shall be required at any time to pledge hereunder (and the Collateral of such Pledgor shall not include) more than 65% of the Voting Stock of any Foreign Corporation to the extent (but only to the extent) that such excess Collateral is to secure the Obligations of such Pledgor under the Credit Agreement (other than under the Parent Guaranty) or under the US Subsidiaries Guaranty and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 20 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

                 (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

                (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use its best efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured
         Creditors substantially in the form of Annex G hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which, subject to Section 5 hereof, such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

               (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106 (d) of the UCC). Each such Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

                (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than (x) a Partnership Interest or
         Limited Liability Interest credited on the books of a Clearing Corporation or (y) a Limited Liability Company Interest of an Inactive Subsidiary to the extent that same remains an "Inactive Subsidiary"),
         (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited
         Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii) hereof;

               (v) with respect to any Note, delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

                (vi) with respect to cash, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral :

                 (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

                  3.3 Subsequently Acquired Collateral. Subject to the last sentence of Section 3.1 hereof, if any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time.

                  3.4 Transfer  Taxes.  Each pledge of Collateral  under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto;
(ix) such  Pledgor  has  complied  with the  respective  procedure  set forth in
Section 3.2(a) hereof with respect to each item of Collateral described in Annexes A through E hereto; and (x) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                 (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF DEFAULT OR EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

               (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

               (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

               (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

                 (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (b) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 7.4 of the Security Agreement.

                  (c) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(f) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

                  14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

     16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (g) Each Pledgor represents, warrants and covenants that:

                 (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

               (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

               (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                 (v) the execution,  delivery and  performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

               (vii) each of the Pledged Notes constituting an Intercompany Note constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

              (viii) the pledge and collateral assignment to, and possession by, the Pledgee of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                  (h) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  17. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of each Pledgor is located at the address specified in Annex F hereto for such Pledgor. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 17. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex F hereto for such Pledgor, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex F hereto for such Pledgor, or such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. No Pledgor shall establish a new location for such offices unless (i) it shall give to the Pledgee written notice thereof no later than 60 days after such change, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall take all action, satisfactory to the Pledgee, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

                  18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Loan Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than a sale to any Pledgor or any Subsidiary thereof) or is otherwise released at the direction of the Required Lenders (or all Lenders if required by Section
13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 20(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

                  21. NOTICES, ETC. All such notices and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to any Pledgor, at:

                  c/o SITEL Corporation
                  111 South Calvert Street

                  Suite 1900
                  Baltimore, Maryland  21202
                  Attention:  President
                  Telephone No.:  (410) 246-1505
                  Telecopier No.:  (410) 246-0200

                  (b)      if to the Pledgee, at:

                  Bankers Trust Company
                  One Bankers Trust Plaza
                  130 Liberty Street
                  New York, New York  10006
                  Attention:  David Bell
                  Telephone No.:   (212) 250-9048
                  Telecopier No.:  (212) 250-7218;

                  (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

     (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Lenders (or all of the Lenders to the extent required by Section 13.12 of the Credit Agreement) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

                  23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement without the prior consent of the Collateral Agent. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PLEDGOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the US Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                     * * * *

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                SITEL CORPORATION,
                                as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                                NATIONAL ACTION FINANCIAL SERVICES, INC., as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Assistant Secretary

                                SEEK THE GEEK, INC.,
                                as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                                SITEL INSURANCE MARKETING SERVICES, INC., as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                                SITEL INSURANCE SERVICES, INC.,
                                as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                                SITEL INTERNATIONAL, INC.,
                                as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                                FINANCIAL INSURANCE SERVICES, INC.,
                                as a Pledgor

                                By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                                SITEL MEXICO HOLDINGS LLC,
                                as a Pledgor

                                By:    SITEL (BVI) International, Inc.,
                                    the sole member of SITEL Mexico Holdings LLC

                         By: SITEL International, Inc.,
                            the sole director of SITEL (BVI) International, Inc.


                                            By:  /s/ Nan A. Kreamer

                                                Title:   Vice President

Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Collateral Agent, Pledgee

By:  /s/ Pam Divino

     Title:  Vice President

ANNEX A
to
PLEDGE AGREEMENT
                              LIST OF SUBSIDIARIES

ANNEX B
to
PLEDGE AGREEMENT

                                  LIST OF STOCK

ANNEX C
to
PLEDGE AGREEMENT

                                  LIST OF NOTES

ANNEX D
to
PLEDGE AGREEMENT

            LIST OF LIMITED LIABILITY COMPANY INTERESTS

ANNEX E
to
PLEDGE AGREEMENT

                   LIST OF PARTNERSHIP INTERESTS

ANNEX F
to
PLEDGE AGREEMENT
                         LIST OF CHIEF EXECUTIVE OFFICES

ANNEX G
to
PLEDGE AGREEMENT

    Form of Agreement Regarding Uncertificated Securities, Limited Liability

                   Company Interests and Partnership Interests

                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of _______ __, ____, among the undersigned pledgor (the "Pledgor"), Bankers Trust Company, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and __________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").

                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of April 11, 2000 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

                  WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           130 Liberty Street
                           New York, New York  10006
                           Attention:  David Bell
                           Tel:  (212) 250-9048
                           Fax:  (212) 250-7218

                  5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will, upon receiving notice from the Pledgee stating that an "Event of Default" has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

                           =====================
                           ---------------------
                           ABA No.: ____________________
                           Account in the Name of:  ___________
                           Account No.:  ____________________

                  6. Except as expressly provided otherwise in Sections 4 and 5, all notices, shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Pledgee, the Pledgor or the Issuer shall not be effective until received by the Pledgee, the Pledgor or the Issuer, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                  (k)      if to the Pledgor, at:

                           c/o SITEL Corporation
                           111 South Calvert Street, Suite 1900
                           Baltimore, Maryland  21202
                           Attention:  President
                           Tel:  (410) 246-1505
                           Fax:  (410) 246-0200

                  (l)      if to the Pledgee, at:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           130 Liberty Street
                           New York, New York  10006
                           Attention:  David Bell
                           Tel:   (212) 250-9048
                           Fax:  (212) 250-7218

                  (m)      if to the Issuer, at:

                           =====================
                           ---------------------

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                  7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

                  8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                     * * *

                  IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                [                                            ],
                                   as Pledgor

                                By_____________________________
                                   Name:
                                    Title:


                                BANKERS TRUST COMPANY,
                                    not in its individual capacity but
                                    solely as Collateral Agent and Pledgee


                                By_____________________________
                                   Name:
                                    Title:


                                [                                             ],
                                   the Issuer

                                By_____________________________
                                   Name:
                                    Title:

                                                      EXHIBIT H

                               SECURITY AGREEMENT

                                      among

                               SITEL CORPORATION,


                           CERTAIN OF ITS SUBSIDIARIES

                                       and

                             BANKERS TRUST COMPANY,

                               as COLLATERAL AGENT

                        --------------------------------

                           Dated as of April 11, 2000

                        --------------------------------

Exhibit H

                           FORM OF SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of April 11, 2000, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.13 hereof, the "Assignors") in favor of Bankers Trust Company, as Collateral Agent (together with any successor collateral agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

                                                         W I T N E S S E T H :
                                                         - - - - - - - - - -


                  WHEREAS, SITEL Corporation (the "US Borrower"), SITEL Europe plc (the "English Borrower"), SITEL TMS Limited (the "Irish Borrower" and, together with the US Borrower and the English Borrower, the "Borrowers"), the lenders party from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of April 11, 2000, providing for the making of Loans to the Borrowers, and the issuance of Letters of Credit for the account of the US Borrower, in each case as contemplated therein (as amended, modified or supplemented from time to time, the "Credit Agreement") (the Lenders, the Administrative Agent, the Issuing Lenders and the Collateral Agent are herein called the "Lender Creditors");

                  WHEREAS, any Assignor or any Subsidiary thereof may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors", and together with the Lender Creditors, are herein called the "Secured Creditors");

                  WHEREAS, pursuant to each Guaranty, each Assignor that is a party thereto has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described in each such Guaranty;

                  WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1.   Grant of Security  Interests.  (a) As security  for the
prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign, pledge, hypothecate and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights and all reissues, renewals or extensions thereof,
(vii) all computer programs of such Assignor and all intellectual property rights therein and all other Proprietary Information of such Assignor, including, but not limited to, Trade Secret Rights, (viii) all other Goods, General Intangibles, Investment Property, Permits, Chattel Paper, Documents, Instruments and other assets (including cash), (ix) the Cash Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in such Cash Collateral Account, (x) all other bank, demand, time savings, cash management, passbook, certificates of deposit and similar accounts maintained by such Assignor and all monies, securities, instruments and other investments deposited or required to be deposited in any of the foregoing accounts, and (xi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"). Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein (1) would be contrary to applicable law or (2) is prohibited by or would constitute a default under any agreement or document governing such property, rights or licenses (but only to the extent such prohibition is enforceable under applicable law and only for so long as such prohibition exists).

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the term of this Agreement.

                  1.2 . Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each  Assignor  represents,   warrants  and  covenants,  which
representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. Upon the filing by the Collateral Agent of appropriate financing statements in the applicable filing offices in the jurisdictions set forth in Annexes A and B attached hereto, and upon the filing of the appropriate Assignments of Security Interest in the form of Annex G or H attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office, as applicable, all filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral will have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral will create a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and will be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or in the United States Copyright Office.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

                  2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section
2.4. No Assignor shall establish new locations for such offices unless (i) it shall give to the Collateral Agent written notice thereof no later than 60 days after such change, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall take all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall give to the Collateral Agent prior written notice thereof no later than 60 days after such change, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall take all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.6. Recourse. This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  2.7. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding one year has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name unless (i) it shall give to the Collateral Agent written notice thereof no later than 60 days after such change, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new name, it shall take all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                                   ARTICLE III

                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                   CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the inventory, materials, equipment or merchandise listed therein, or both, and (ii) will, to the knowledge of such Assignor, be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation
(including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided, that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3.

                  3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment or as permitted by the Credit Agreement, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Receivables or Contracts.

                  3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                  3.6. Instruments. If any Assignor owns or acquires any Instrument with a value of $10,000 or more constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                  3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.9 . Protection of the Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Secured Creditors in the Collateral. Each Assignor assumes all liability and responsibility in connection with the Collateral owned by it and the liability of each Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to it.

                  3.10. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex D hereto for such Assignor and that said listed Marks include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Each Assignor further warrants that it has no knowledge of any material third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any material third-party claim that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any significant Mark absent prior written approval of the Collateral Agent.

                  4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or diluting or otherwise violating any of such Assignor's rights in and to any significant Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any significant Mark.

                  4.4. Preservation of Marks. Each Assignor agrees to use or license the use of its Marks in interstate commerce during the time in which this Agreement is in effect and, except as otherwise permitted by the Credit Agreement, to take all such other actions as are necessary to preserve such Marks as trademarks or service marks under the laws of the United States.

                  4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor to be no longer prudent to pursue).

                  4.6. Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and a grant of a security interest in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex G hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare and assign the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                  ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

                  5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in or has the right to use (i) all Trade Secret Rights, (ii) the Patents listed in Annex E hereto for such Assignor and that said Patents constitute all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex F hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

                  5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright acquired after the date hereof absent prior written approval of the Collateral Agent.

                  5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor's rights in any significant Patent or significant Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute any Person infringing any significant Patent or significant Copyright or any Person misappropriating any significant Trade Secret Right in accordance with reasonable business practices.

                  5.4. Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent, except to the extent that such Assignor has determined in its reasonable business judgment that the maintenance of such Patent or Copyright is no longer necessary in the conduct of its business.

                  5.5. Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all significant applications for (i) United States Patents listed in Annex E hereto and (ii) United States Copyrights listed on Annex F hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies absent written consent of the Collateral Agent, except to the extent that such Assignor has determined in its reasonable business judgment that such application is no longer necessary in the conduct of its business.

                  5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a United States Copyright, or acquisition of a registered United States Copyright, or of filing of an application for a United States Patent or United States Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or certificate or registration of, or application therefor, said Patents, as the case may be, with a grant of a security interest in such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex G or H hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare and assign the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency;
(ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                  ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Credit Agreement, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Warehouse Receipts Non-negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

                 (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

               (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 7.4 hereof;

                (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                 (v) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                         (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                           (z) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents, Copyrights or Proprietary Information included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement, the Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the Credit Agreement.

                  7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S
TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

               (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

               (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

               (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4 Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent any Pledge Agreement or any other Security Document require proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows.

               (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

                (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

               (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), the aggregate Stated Amount of all Letters of Credit issued or deemed issued under the Credit Agreement and all Fees and (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors, by their acceptance of the benefits hereof, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

                  (e) All payments  required to be made hereunder  shall be made
(x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Other Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

                  (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

                  8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this
Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1 for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made under the Credit Agreement, the termination of all Interest Rate Protection Agreements, Other Hedging Agreements and Letters of Credit and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowers" shall have the meaning provided in the recitals of this Agreement.

                  "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

                  "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 10.2 of this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements and any partnership agreements, joint venture agreements and limited liability company agreements), but excluding any contract to the extent that (but only as long as) the terms thereof prohibit the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, (i) that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement and (ii) such excluded contract shall otherwise be subject to the security interests created by this Agreement upon receiving any necessary approvals or waivers permitting the assignment thereof).

                  "Copyrights" shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

                  "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

                  "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "English Borrower" shall have the meaning provided in the recitals of this Agreement.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Other Obligations after the expiration of any applicable grace period.

                  "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York (and shall include all partnership interests and all limited liability company and membership interests).

     "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

                  "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Inventory" shall mean  merchandise,  inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

                  "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Irish Borrower" shall have the meaning provided in the recitals of this Agreement.

                  "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Lenders" shall have the meaning provided in the recitals of this Agreement.

                  "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

                  "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any foreign equivalent office; as well as any unregistered marks used by any Assignor and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by any Assignor.

                  "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Assignor is a party (including all such obligations and indebtedness of such Assignor under each Guaranty to which it is a party) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Assignor to the Other Creditors under, or with respect to (including by reason of any Guaranty to which such Assignor is a party), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such
Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Assignee in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs; and
(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

     "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX. "Patents" shall mean any patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a patent now or hereafter made by any Assignor.

                  "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                  "Primary  Obligations"  shall  have the  meaning  provided  in
Section 7.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Proprietary Information" shall mean all information and know-how worldwide, including, without limitation, data collections; technical data; manufacturing data; research and development data; data relating to compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs; manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; engineering and computer data and databases; design and engineering specifications; catalogs; financial, business and marketing plans; inventions and invention disclosures.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

                  "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

                  "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) under the Credit Agreement so long as any Credit Document Obligations remain outstanding and (ii) in any situation not covered by the preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

                  "Requisite  Creditors"  shall  have the  meaning  provided  in
Section 10.2 of this Agreement.

                  "Secondary  Obligations"  shall have the  meaning  provided in
Section 7.4(b) of this Agreement.

                  "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Secured  Debt   Agreements"   shall  mean  and  include  this
Agreement,   the  other  Credit  Documents  and  the  Interest  Rate  Protection
Agreements and Other Hedging Agreements.

                  "Termination  Date" shall have the meaning provided in Section
10.8 of this Agreement.

                  "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.

                  "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "US Borrower" shall have the meaning provided in the recitals of this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

                  10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to any Assignor, at:

                           c/o SITEL Corporation
                           111 South Calvert Street
                           Suite 1900
                           Baltimore, Maryland  21202
                           Attention:  President
                           Telephone No.:   (410) 246-1505
                           Telecopier No.:   (410) 246-0200

                  (b)      if to the Collateral Agent, at:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           New York, New York  10006
                           Attention:  David Bell
                           Tel. No.:    (212) 250-9048
                           Fax. No.:    (212) 250-7218;

               (c) if to any Lender Creditor, at such address as such Lender Creditor shall have specified in the Credit Agreement;

               (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the respective Interest Rate Protection Agreements or Other Hedging Agreements.

                  10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

                  10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder) and shall inure to the benefit of the Collateral Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

                  10.8.  Termination;  Release.  (a) After the Termination Date,
this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Revolving Loan Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no
Note is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than a sale to any Assignor or a Subsidiary thereof) or otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly and promptly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a senior officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to
Section 10.8(a) or (b) hereof.

                  10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

                  10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.11. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder and thereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

     10.12. Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

                  10.13. Additional Assignors. It is understood and agreed that any Subsidiary of the US Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                           SITEL CORPORATION,
                           as an Assignor

                           By:  /s/ Nan A. Kreamer

                                   Title:   Vice President

                           NATIONAL ACTION FINANCIAL SERVICES, INC., as an Assignor

                           By:  /s/ Nan A. Kreamer

                           Title: Assistant Secretary

                            FINANCIAL INSURANCE SERVICES, INC.,
                            as an Assignor

                            By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                            SEEK THE GEEK, INC.,
                            as an Assignor

                            By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                            SITEL INSURANCE MARKETING SERVICES, INC., as an Assignor

                            By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                            SITEL INSURANCE SERVICES, INC.,
                            as an Assignor

                            By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                            SITEL INTERNATIONAL, INC., as an Assignor


                            By:  /s/ Nan A. Kreamer

                                    Title:   Vice President

                            SITEL MEXICO HOLDINGS LLC,
                            as an Assignor

                            By:    SITEL (BVI) International, Inc.,
                                   the sole member of SITEL Mexico Holdings LLC

                         By: SITEL International, Inc.,
                            the sole director of SITEL (BVI) International, Inc.


                                            By:  /s/ Nan A. Kreamer

                                                    Title:   Vice President

Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Assignee and Collateral Agent

By:  /s/ Pam Divino

    Title:  Vice President

ANNEX A
to
SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

                           AND OTHER RECORD LOCATIONS

ANNEX B
to
SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

ANNEX C
to
SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

TRADE NAMES

FICTITIOUS NAMES

ANNEX D
to
SECURITY AGREEMENT

                                SCHEDULE OF MARKS

I.

Marks                      Country                            Registration No.
-----                      -------                            ----------------



II.

Marks                      Country                            Registration No.
-----                      -------                            ----------------



III.

ANNEX E
to
SECURITY AGREEMENT

                               SCHEDULE OF PATENTS

                                      None.

ANNEX F
to
SECURITY AGREEMENT

                             SCHEDULE OF COPYRIGHTS

                                      None.

ANNEX G
to
SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST

                     IN UNITED STATES TRADEMARKS AND PATENTS

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby grants to Bankers Trust Company, as Collateral Agent, with principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

                  THIS GRANT is made to secure the satisfactory  performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of April 11, 2000 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Grant.

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of _________, ____. [NAME OF GRANTOR], Grantor

                                          By___________________________
                                              Name:
                                              Title:



                                          BANKERS TRUST COMPANY,
                                            as Collateral Agent and Grantee

                                          By___________________________
                                              Name:
                                              Title:

STATE OF NEW YORK )
                                    )  ss.:
COUNTY OF NEW YORK         )



                  On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.

                                                     -------------------------
                                                     Notary Public

STATE OF NEW YORK )
                                    )  ss.:
COUNTY OF NEW YORK         )



                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                         ----------------------------
                                                      Notary Public

SCHEDULE A
MARK                                        REG. NO.              REG. DATE
----                                        --------              ---------


SITEL                                       1,448,816             July 21, 1987


We Speak Your Language                      75/320,679            July 7, 1997

SCHEDULE B
PATENT                                      PATENT NO.                ISSUE DATE
------                                      ----------                ----------


None

ANNEX H

to

SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST

                           IN UNITED STATES COPYRIGHTS

                  WHEREAS,  [Name of Grantor],  a _______________  _____________
(the "Grantor"), having its chief executive office at , , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

                  WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

                  WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of April 11, 2000, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended from time to time, the "Security Agreement"), the Grantor hereby grants to the Grantee as collateral security, and grants to the Assignee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

                  This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                  Executed at New York, New York, the __ day of _________, ____.

                                              [NAME OF GRANTOR], as Grantor

                                                  By__________________________
                                                       Name:
                                                       Title:

                                     BANKERS TRUST COMPANY, as
                                        Collateral Agent and Grantee

                                                   By__________________________
                                                          Name:
                                                          Title:

STATE OF NEW YORK )
                                    ) ss.:
COUNTY OF NEW YORK         )



                  On this __ day of _________, ____, before me personally came ___________ _______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                         -------------------------
                                                      Notary Public

STATE OF NEW YORK )
                                    )  ss.:
COUNTY OF NEW YORK         )


                  On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said _____________.

                                                  ----------------------------
                                                               Notary Public

SCHEDULE A
                                 U.S. COPYRIGHTS

            REGISTRATION                        PUBLICATION
             NUMBERS                             DATE            COPYRIGHT TITLE
             ---------                      --------------       ---------------


              None

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I  SECURITY INTERESTS..................................................2

         1.1.  Grant of Security Interests.....................................2
         1.2.  Power of Attorney...............................................2

ARTICLE II  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS..................3

         2.1.  Necessary Filings...............................................3
         2.2.  No Liens........................................................3
         2.3.  Other Financing Statements......................................3
         2.4.  Chief Executive Office, Record Locations........................3
         2.5.  Location of Inventory and Equipment.............................4
         2.6.  Recourse........................................................4
         2.7.  Trade Names; Change of Name.....................................4

ARTICLE III  SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                  CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER..................5

         3.1.  Additional Representations and Warranties.......................5
         3.2.  Maintenance of Records..........................................5
         3.3.  Direction to Account Debtors; Contracting Parties; etc..........5
         3.4.  Modification of Terms; etc......................................6
         3.5.  Collection......................................................6
         3.6.  Instruments.....................................................6
         3.7.  Assignors Remain Liable Under Receivables.......................6
         3.8.  Assignors Remain Liable Under Contracts.........................7
         3.9.  Protection of the Collateral Agent's Security...................7
         3.10.  Further Actions................................................7

ARTICLE IV  SPECIAL PROVISIONS CONCERNING TRADEMARKS...........................7

         4.1.  Additional Representations and Warranties.......................7
         4.2.  Licenses and Assignments........................................8
         4.3.  Infringements...................................................8
         4.4.  Preservation of Marks...........................................8
         4.5.  Maintenance of Registration.....................................8
         4.6.  Future Registered Marks.........................................8
         4.7.  Remedies........................................................9

ARTICLE V  SPECIAL PROVISIONS CONCERNING
                  PATENTS, COPYRIGHTS AND TRADE SECRETS........................9

         5.1.  Additional Representations and Warranties.......................9
         5.2.  Licenses and Assignments.......................................10
         5.3.  Infringements..................................................10
         5.4.  Maintenance of Patents or Copyrights...........................10
         5.5.  Prosecution of Patent Applications.............................10
         5.6.  Other Patents and Copyrights...................................10
         5.7.  Remedies.......................................................10

ARTICLE VI  PROVISIONS CONCERNING ALL COLLATERAL..............................11

         6.1.  Protection of Collateral Agent's Security......................11
         6.2.  Warehouse Receipts Non-negotiable..............................11
         6.3.  Further Actions................................................11
         6.4.  Financing Statements...........................................11

ARTICLE VII  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.....................12

         7.1.  Remedies; Obtaining the Collateral Upon Default................12
         7.2.  Remedies; Disposition of the Collateral........................13
         7.3.  Waiver of Claims...............................................14
         7.4.  Application of Proceeds........................................15
         7.5.  Remedies Cumulative............................................17
         7.6.  Discontinuance of Proceedings..................................17

ARTICLE VIII  INDEMNITY.......................................................17

         8.1.  Indemnity......................................................17
         8.2.  Indemnity Obligations Secured by Collateral; Survival..........18

ARTICLE IX  DEFINITIONS.......................................................19


ARTICLE X  MISCELLANEOUS......................................................24

         10.1.  Notices.......................................................24
         10.2.  Waiver; Amendment.............................................25
         10.3.  Obligations Absolute..........................................25
         10.4.  Successors and Assigns........................................26
         10.5.  Headings Descriptive..........................................26
         10.6.  Governing Law.................................................26
         10.7.  Assignor's Duties.............................................26
         10.8.  Termination; Release..........................................26
         10.9.  Counterparts..................................................27
         10.10.  Severability.................................................27
         10.11.  The Collateral Agent.........................................27
         10.12.  Benefit of Agreement.........................................27
         10.13.  Additional Assignors.........................................27

ANNEX A Schedule of Chief  Executive  Offices/Record  Locations
ANNEX B          Schedule of Inventory and Equipment  Location
ANNEX C Schedule of Trade and  Fictitious  Names
ANNEX D Schedule  of Marks
ANNEX E Schedule of Patent
ANNEX F Schedule of Copyrights
ANNEX G Form of Grant of Security Interest in United States Trademarks and
        Patents
ANNEX H           Form of Grant of Security Interest in United States
                           Copyrights

                            US SUBSIDIARIES GUARANTY EXHIBIT I-1

                  US SUBSIDIARIES GUARANTY, dated as of April 11, 2000 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                                         W I T N E S S E T H :
                                                         - - - - - - - - - -


                  WHEREAS, SITEL Corporation (the "US Borrower"), SITEL Europe plc (the "English Borrower"), SITEL TMS Limited (the "Irish Borrower" and, together with the US Borrower and the English Borrower, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of April 11, 2000 (as amended, modified, or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers, and the issuance of Letters of Credit for the account of the US Borrower, in each case as contemplated therein (the Lenders, the Collateral Agent, the Issuing Lenders and the Administrative Agent are herein called the "Lender Creditors");

                  WHEREAS, the US Borrower or any Domestic Subsidiary thereof may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

     WHEREAS, each Guarantor is a direct or indirect Domestic Subsidiary of the US Borrower;

                  WHEREAS, it is a condition to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the US Borrower under the Credit Agreement and the entering into by the US Borrower and/or its Domestic Subsidiaries of Interest Rate Protection Agreements and Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the US Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the US Borrower to the Lender Creditors under the Credit Agreement and any other Credit Document to which the US Borrower is a party (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit
Agreement and any such other Credit Document and the due performance and compliance by the US Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the US Borrower or any Domestic Subsidiary thereof under any Interest Rate Protection Agreement and Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the US Borrower and each such Domestic Subsidiary with all of the terms, conditions and agreements contained in the Interest Rate Protection Agreements and Other Hedging Agreements (all such obligations, liabilities and indebtedness being herein collectively called the "Other Obligations," and together with the Credit Document Obligations, the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed
Obligations against such Guarantor without proceeding against any other Guarantor, the US Borrower or any Domestic Subsidiary thereof, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the US Borrower or any Domestic Subsidiary thereof upon the occurrence in respect of the US Borrower or any such Domestic Subsidiary of any of the events specified in
Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand. This Guaranty shall constitute a guaranty of payment, and not of collection.

                  3. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the US Borrower or any Domestic Subsidiary thereof whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the US Borrower, by any Domestic Subsidiary thereof or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations,
(c) any payment on or in  reduction of any such other  guaranty or  undertaking,
(d) any dissolution, termination or increase, decrease or change in personnel by the US Borrower or any Domestic Subsidiary thereof, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the US Borrower or any Domestic Subsidiary thereof pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the US Borrower or any Domestic Subsidiary thereof, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the US Borrower or any Domestic Subsidiary thereof and whether or not any other Guarantor, any other guarantor, the US Borrower or any Domestic Subsidiary thereof be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by applicable law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the US Borrower or any Domestic Subsidiary thereof or other circumstance which operates to toll any statute of limitations as to the US Borrower or such Domestic Subsidiary shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the US Borrower or any Domestic Subsidiary thereof).

                  6. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the US Borrower, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting;

                  (d)  release  or  substitute   any  one  or  more   endorsers,
Guarantors, other guarantors, the US Borrower, any Domestic Subsidiary thereof or other obligors;

                  (e) settle or compromise  any of the  Guaranteed  Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the US Borrower or any Domestic Subsidiary thereof to creditors of the US Borrower or such Domestic Subsidiary other than the Secured Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the US Borrower or any Domestic Subsidiary thereof to the Secured Creditors regardless of what liabilities of the US Borrower or such Domestic Subsidiary remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

                  (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the US Borrower or any Domestic Subsidiary thereof to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                  (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

                  7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the US Borrower or any Domestic Subsidiary thereof or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  8. Any indebtedness of the US Borrower or any Domestic Subsidiary thereof now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the US Borrower or such Domestic Subsidiary to the Secured Creditors, and such indebtedness of the US Borrower or any Domestic Subsidiary thereof to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the US Borrower or such Domestic Subsidiary to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the US Borrower, any Domestic Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the US Borrower, any Domestic Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the US Borrower, any Domestic Subsidiary thereof any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the US Borrower, any Domestic Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the US Borrower or any Domestic Subsidiary thereof other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against the US Borrower or any Domestic Subsidiary thereof or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the US Borrower, any Domestic Subsidiary thereof or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the US Borrower's and each Domestic Subsidiary's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

                  11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the US Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements and Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

                  (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization,
(ii) has the corporate, partnership or limited liability company, power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  (b) Such Guarantor has the corporate, partnership or limited liability company, power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company, action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

                  (e) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries which, either individually or in the aggregate could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Revolving Loan Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements and until such time as no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Secured Creditor).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either
(x) the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements or Other Hedging Agreements has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

                  17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  18. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, as provided in the Security Agreement and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the US Borrower or any Domestic Subsidiary thereof) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the US Borrower or any Domestic Subsidiary thereof, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause
(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the US Borrower or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

                  22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other
Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty, any guaranteed obligations arising under the Foreign Subsidiaries Guaranty or any guaranty of the Senior Subordinated Notes) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

                  23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (it being understood that, to the maximum extent permitted under applicable laws and to take into account the subordination provisions of the Senior Subordinated Notes, the liabilities in respect of the guarantees of the Senior Subordinated Notes shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the Senior Subordinated Notes that its guarantee of amounts owing in respect of the Senior Subordinated Notes shall first be reduced), and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense, in Dollars (or in the case of Guaranteed Obligations required to be paid in another currency, in such currency) and on the same basis as payments are made by the US Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

                  26. It is understood and agreed that any Subsidiary of the US Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  27. Each Guarantor has independently, and without reliance on any information supplied by any Secured Creditor, taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of the US Borrower, any Domestic Subsidiary thereof or any Collateral, and the Secured Creditors shall have no duty to advise any Guarantor of information at any time known to them regarding such financial condition or affairs or any Collateral.

                  28. (a) The Guarantors' obligations hereunder to make payments in Dollars (or in the case of Guaranteed Obligations required to be paid in another currency, the respective currency) (with respect to any Guaranteed Obligations, the currency in which same are owing being herein called the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective Secured Creditor of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such Lender under this Guaranty or the other Credit Documents or other Interest Rate Protection or Hedging Agreements, as applicable. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Sterling Equivalent, Euro Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the Sterling Equivalent, the Dollar Equivalent or the Euro Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                                  * *........*

                                                                   Exhibit I-1



                                                       [CONFORMED AS EXECUTED]
                                                                   Exhibit I-1


     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                    NATIONAL ACTION FINANCIAL SERVICES, INC., as a Guarantor



                    By:  /s/ Nan A. Kreamer

                         Title:  Assistant Secretary

                    FINANCIAL INSURANCE SERVICES, INC., as a Guarantor



                    By:  /s/ Nan A. Kreamer

                           Title:  Vice President

                    SEEK THE GEEK, INC., as a Guarantor



                    By:  /s/ Nan A. Kreamer

                         Title:  Vice President

                    SITEL INSURANCE MARKETING SERVICES, INC., as a Guarantor



                    By:  /s/ Nan A. Kreamer

                         Title:  Vice President

                 SITEL INSURANCE SERVICES, INC., as a Guarantor

                   By:  /s/ Nan A. Kreamer

                        Title:  Vice President

                   SITEL INTERNATIONAL, INC., as a Guarantor



                   By:  /s/ Nan A. Kreamer

                        Title:  Vice President

                         SITEL MEXICO HOLDINGS LLC,
                         as a Guarantor

                         By:    SITEL (BVI) International, Inc.,
                                the sole member of SITEL Mexico Holdings LLC

                         By: SITEL International, Inc.,
                        the sole director of SITEL (BVI) International, Inc.



                                            By:  /s/ Nan A. Kreamer

                                                 Title:  Vice President

Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Collateral Agent

By:  /s/ Pam Divino

    Title:  Vice President

                                              [CONFORMED AS EXECUTED]
                                              Exhibit I-2



                          FOREIGN SUBSIDIARIES GUARANTY

                  FOREIGN SUBSIDIARIES GUARANTY, dated as of April 11, 2000 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                                         W I T N E S S E T H :
                                                         - - - - - - - - - -


                  WHEREAS, SITEL Corporation (the "US Borrower"), SITEL Europe plc (the "English Borrower"), SITEL TMS Limited (the "Irish Borrower" and, together with the English Borrower, the "Foreign Borrowers"; and the Foreign Borrowers and the US Borrower are collectively the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of April 11, 2000 (as amended, modified, or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers, and the issuance of Letters of Credit for the account of the US Borrower, in each case as contemplated therein (the Lenders, the Collateral Agent, the Issuing Lenders and the Administrative Agent are herein called the "Lender Creditors");

                  WHEREAS, the Foreign Borrowers or any other Foreign Subsidiary of the US Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

     WHEREAS, each Foreign Borrower is a direct or indirect Foreign Subsidiary of the US Borrower;

     WHEREAS, each Guarantor is also a direct or indirect Subsidiary of the US Borrower;

                  WHEREAS, it is a condition to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

     WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Foreign Borrowers under the Credit Agreement and the entering into by the Foreign Borrowers and/or any other Foreign Subsidiary of the US Borrower of Interest Rate Protection Agreements and Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                  1.  Each  Guarantor,  jointly  and  severally,   irrevocably,
absolutely and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Foreign Borrowers under the Credit Agreement, and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Foreign Borrowers to the Lender Creditors under the Credit Agreement and any other Credit Document to which the Foreign Borrowers are a party (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Foreign Borrowers with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by any Foreign Borrower or any other Foreign Subsidiary of the US Borrower under any Interest Rate Protection Agreement and Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by any such Foreign Borrower or other Foreign Subsidiary with all of the terms, conditions and agreements contained in the Interest Rate Protection Agreements and Other Hedging Agreements (all such obligations, liabilities and indebtedness being herein collectively called the "Other Obligations," and together with the Credit Document Obligations, the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, any Foreign Borrower, any other Foreign Subsidiary of the US Borrower against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. For purposes of this Guaranty, the term "Guarantor" as applied to any Foreign Borrower shall refer to such Foreign Borrower as a guarantor of indebtedness incurred by the other Foreign Borrower, as opposed to indebtedness directly incurred by it.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by any Foreign Borrower or any other Foreign Subsidiary of the US Borrower upon the occurrence in respect of any such Foreign Borrower or other Foreign Subsidiary of any of the events specified in Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand. This Guaranty shall constitute a guaranty of payment, and not of collection.

                  3. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of any Foreign Borrower or any other Foreign Subsidiary of the US Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by any Foreign Borrower, any other Foreign Subsidiary of the US Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by any Foreign Borrower or any other Foreign Subsidiary of the US Borrower, (e) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays any Foreign Borrower or any other Foreign Subsidiary of the US Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                  4.  The   obligations   of  each   Guarantor   hereunder  are
independent of the obligations of any other Guarantor, any other guarantor, any Foreign Borrower or any other Foreign Subsidiary of the US Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, such Foreign Borrower or such other Foreign Subsidiary and whether or not any other Guarantor, any other guarantor, any Foreign Borrower or any other Foreign Subsidiary of the US Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by applicable law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Foreign Borrower or any other Foreign Subsidiary of the US Borrower or other circumstance which operates to toll any statute of limitations as to such Foreign Borrower or such other Foreign Subsidiary shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, any Foreign Borrower or any other Foreign Subsidiary of the US Borrower).

                  6. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against any Foreign Borrower, any other Credit Party, any other Subsidiary of the US Borrower or otherwise act or refrain from acting;

     (d) release or substitute any one or more endorsers, Guarantors, other guarantors, Foreign Borrowers or other obligors;

                  (e) settle or compromise  any of the  Guaranteed  Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Foreign Borrower or any other Foreign Subsidiary of the US Borrower to creditors of such Foreign Borrower or such other Foreign Subsidiary other than the Secured Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Foreign Borrowers or any other Foreign Subsidiary of the US Borrower to the Secured Creditors regardless of what liabilities of such Foreign Borrower or such other Foreign Subsidiary remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

                  (h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against any Foreign Borrower or any other Foreign Subsidiary of the US Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                  (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

                   7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of any Foreign Borrowers or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  8. Any indebtedness of any Foreign Borrower or any other Foreign Subsidiary of the US Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of such Foreign Borrower or such other Foreign Subsidiary to the Secured Creditors, and such indebtedness of such Foreign Borrower or such other Foreign Subsidiary to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of such Foreign Borrower or such other Foreign Subsidiary to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against any Foreign Borrower, any other Foreign Subsidiary of the US Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from any Foreign Borrower, any other Foreign Subsidiary of the US Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any Foreign Borrower, any other Foreign Subsidiary of the US Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of any Foreign Borrower, any other Foreign Subsidiary of the US Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Foreign Borrower or any other Foreign Subsidiary of the US Borrower, other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against any Foreign Borrower, any other Foreign Subsidiary of the US Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Foreign Borrower, any other Foreign Subsidiary of the US Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of each Foreign Borrower's and each other Foreign Subsidiary's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

                  11. In order to induce the Lenders to make Loans to the Foreign Borrowers pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements and Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

                  (a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization,
(ii) has the corporate, partnership or limited liability company, power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification, except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  (b) Such Guarantor has the corporate, partnership or limited liability company, power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company, action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

                  (e) There are no actions, suits or proceedings pending or, to such Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole.

                  12. Each Guarantor covenants and agrees that on and after the Effective Date and until the termination of the Total Revolving Loan Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements and until such time as no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Secured Creditor).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either
(x) the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements or Other Hedging Agreements has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

                  17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  18. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, as provided in the Security Agreement and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Foreign Borrower or any other Foreign Subsidiary of the US Borrower) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of any Foreign Borrower or any other Foreign Subsidiary of the US Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. In addition, each Guarantor which is a Foreign Credit Party hereby irrevocably designates appoints and empowers CT Corporation System, with offices on the date hereof located at 111 Eighth Avenue, New York, New York 10011, as its agent for service of process in respect of any such action or proceeding. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause
(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the US Borrower or any Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

                  22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other
Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty, any guaranteed obligations arising under the US Subsidiaries Guaranty or under any guaranty of the Senior Subordinated Notes) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

                  23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws (it being understood that, to the maximum extent permitted under applicable laws and to take into account the subordination provisions of the Senior Subordinated Notes, the liabilities in respect of the guarantees of the Senior Subordinated Notes shall not be included for the foregoing purposes and that, if any reduction is required to the amount guaranteed by any Guarantor hereunder and with respect to the Senior Subordinated Notes that its guarantee of amounts owing in respect of the Senior Subordinated Notes shall first be reduced), and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense, in the currency or currencies in which the respective Guaranteed Obligations are required to be paid and on the same basis as payments are made by the Foreign Borrowers under Sections 4.03 and
4.04 of the Credit Agreement.

                  26. It is understood and agreed that any Subsidiary of the US Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  27. Each Guarantor has independently, and without reliance on any information supplied by any Secured Creditor, taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of the Foreign Borrowers, any other Foreign Subsidiary of the US Borrower or any Collateral, and the Secured Creditors shall have no duty to advise any Guarantor of information at any time known to them regarding such financial condition or affairs or any Collateral.

                  28. To the extent that any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 28 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

                  29. (a) The Guarantors' obligations hereunder to make payments in the respective currency or currencies in which the respective Guaranteed Obligations are required to be paid (such currency being herein called the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective Secured Creditor of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such Lender under this Guaranty or the other Credit Documents or other Interest Rate Protection or Hedging Agreements, as applicable. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Sterling Equivalent, Euro Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the Sterling Equivalent, the Dollar Equivalent or the Euro Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                                                                 * * *

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                SITEL EUROPE PLC, as a Guarantor
                SIGNED by SITEL EUROPE PLC
                acting by its Attorney



                By:  /s/ Nan A. Kreamer

                    Title:  Attorney

                SITEL TMS LIMITED, as a Guarantor



                By:  /s/ Nan A. Kreamer
                   --------------------
                SIGNED AND SEALED by Nan Kreamer
                as duly authorised attorney for SITEL TMS LIMITED
                in the presence of:



                /s/ Teresa Beaufait

                SITEL CONSULTING LIMITED, as a Guarantor
                SIGNED by SITEL CONSULTING LIMITED
                acting by its Attorney



                By:  /s/ Nan A. Kreamer

                    Title:  Attorney

                LEIDERMAN AND RONCORONI LIMITED, as a Guarantor
                SIGNED by LEIDERMAN AND RONCORONI LIMITED acting by its Attorney



                By:  /s/ Nan A. Kreamer

                    Title:  Attorney

                THE TRAINING WORKS LIMITED, as a Guarantor
                SIGNED by THE TRAINING WORKS LIMITED
                acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL KINGSTON LIMITED, as a Guarantor
               SIGNED by SITEL KINGSTON LIMITED
               acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL MOOR PARK LIMITED, as a Guarantor
               SIGNED by SITEL MOOR PARK LIMITED
               acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL STRATFORD LIMITED, as a Guarantor
               SIGNED by SITEL STRATFORD LIMITED
               acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL UK LIMITED, as a Guarantor
               SIGNED by SITEL UK LIMITED
               acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               B'S TELEMARKETING LIMITED, as a Guarantor
               SIGNED by B'S TELEMARKETING LIMITED
               acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL KINGSTON (SERVICES) LIMITED, as a Guarantor
              SIGNED by SITEL KINGSTON (SERVICES) LIMITED acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL MOOR PARK (SERVICES) LIMITED, as a Guarantor
             SIGNED by SITEL MOOR PARK (SERVICES) LIMITED acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL STRATFORD (SERVICES) LIMITED, as a Guarantor
             SIGNED by SITEL STRATFORD (SERVICES) LIMITED acting by its Attorney



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

               SITEL IBERICA TELESERVICES, S.A., as a Guarantor
      SIGNED by SITEL IBERICA TELESERVICES, S.A.  acting by its attorney-in-fact



               By:  /s/ Nan A. Kreamer

                   Title:  Attorney

                   TELEACTION HISPANICA, S.A., as a Guarantor

             SIGNED by TELEACTION HISPANICA, S.A. acting by its attorney-in-fact



              By:  /s/ Nan A. Kreamer

                  Title:  Attorney

              TELEPROMOTION S.A., as a Guarantor
              SIGNED by TELEPROMOTION S.A. acting by its attorney-in-fact



              By:  /s/ Nan A. Kreamer

                  Title:  Attorney

              NATIONAL ACTION FINANCIAL SERVICES, INC., as a Guarantor



              By:  /s/ Nan A. Kreamer

                  Title:  Assistant Secretary

              FINANCIAL INSURANCE SERVICES, INC., as a Guarantor



              By:  /s/ Nan A. Kreamer

                  Title:  Vice President

              SEEK THE GEEK, INC., as a Guarantor



              By:  /s/ Nan A. Kreamer

                  Title:  Vice President

              SITEL INSURANCE MARKETING SERVICES, INC., as a Guarantor



              By:  /s/ Nan A. Kreamer

                  Title:  Vice President

                 SITEL INSURANCE SERVICES, INC., as a Guarantor

                    By:  /s/ Nan A. Kreamer

                        Title:  Vice President

                    SITEL INTERNATIONAL, INC., as a Guarantor



                    By:  /s/ Nan A. Kreamer

                        Title:  Vice President

                    SITEL MEXICO HOLDINGS LLC,
                    as a Guarantor

                    By:    SITEL (BVI) International, Inc.,
                           the sole member of SITEL Mexico Holdings LLC

                         By: SITEL International, Inc.,
                     the sole director of SITEL (BVI) International, Inc.


                                            By:  /s/ Nan A. Kreamer

                                                 Title:  Vice President

Accepted and Agreed to:

BANKERS TRUST COMPANY,
as Collateral Agent

By:  /s/ Pam Divino

    Title:  Vice President

                                                                EXHIBIT J

                          FORM OF SOLVENCY CERTIFICATE

                  I, the undersigned, the Chief Financial Officer of SITEL Corporation (the "US Borrower"), do hereby certify in such capacity and on behalf of the US Borrower that:

                  1. This Certificate is furnished to the Administrative Agent and each of the Lenders pursuant to Section 5.12 of the Credit Agreement, dated as of April 11, 2000, among the US Borrower, SITEL Europe plc (the "English Borrower"), SITEL TMS Limited (the "Irish Borrower" and, together with the English Borrower and the US Borrower, the "Borrowers" and each individually, a "Borrower"), the lenders party thereto from time to time (the "Lenders"), and Bankers Trust Company, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

     2. For purposes of this Certificate, the terms below shall have the following definitions:

         (a)      "Fair Value"

                  The amount at which the assets, in their entirety, of each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

         (b)      "Present Fair Salable Value"

                  The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole are sold with reasonable promptness under normal selling conditions in a current market.

         (c)      "New Financing"

                  The Indebtedness incurred or to be incurred by each Borrower and its Subsidiaries under the Credit Documents.

         (d)      "Stated Liabilities"

                  The recorded liabilities (including contingent liabilities) that would be recorded in accordance with generally accepted accounting principles ("GAAP") of each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole at December 31, 1999 after giving effect to the Effective Date, determined in accordance with GAAP consistently applied, together with (i) the net change in long-term debt (including current maturities) between December 31, 1999 and the date hereof and (ii) without duplication, the amount of all New Financing.

         (e)      "Identified Contingent Liabilities"

                  The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole after giving effect to the Effective Date (exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Borrowers or any of their Subsidiaries or that have been identified as such by an officer of the Borrowers or any of their Subsidiaries.

     (f) "Will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

         (g)      "Does not have Unreasonably Small Capital"

                  For the period from the date hereof through the stated maturity of all the New Financing, each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole, after consummation of the Transaction and all Indebtedness being incurred or assumed and Liens created by the Borrowers and their Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

                  3. For purposes of this Certificate, I, or other officers of the Borrowers and their Subsidiaries under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

     (a) I have reviewed the financial statements referred to in Section 7.05 of the Credit Agreement.

     (b) I have made inquiries of certain officials of the Borrowers and their Subsidiaries, who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the businesses of the Borrowers and their Subsidiaries.

     (c) I have knowledge of and have reviewed to my satisfaction the Credit Documents, and the respective Schedules and Exhibits thereto.

     (d) With respect to Identified Contingent Liabilities, I:

     1. inquired of certain officials of the Borrowers and their Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities known to them; and

     2. confirmed with officers of the Borrowers and their Subsidiaries, that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or the listing of Identified Contingent Liabilities and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

         (e) I have examined the Projections which have been delivered to the Lenders and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, I hereby certify that in my opinion the Projections are reasonable and the Projections support the conclusions contained in paragraph 4 below.

         (f) I have made inquiries of certain officers of the Borrowers and their Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole after giving effect to the Effective Date and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay its Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

                  4. Based on and subject to the foregoing, I, in my capacity as the chief financial officer of the US Borrower, hereby certify on behalf of the US Borrower that, after giving effect to the Effective Date (including the incurrence of the New Financing) it is my informed opinion that (i) the Fair Value and Present Fair Salable Value of the assets of each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole exceed its Stated Liabilities and Identified Contingent Liabilities; (ii) each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole does not have Unreasonably Small Capital; and (iii) each of the Borrowers on a stand-alone basis and each Borrower and its Subsidiaries taken as a whole will be able to pay its Stated Liabilities and Identified Contingent Liabilities, as they mature or otherwise become payable.

                  IN WITNESS WHEREOF, I have hereto set my hand this ____ day of April, 2000.

                                                     SITEL CORPORATION



                                                By_____________________________
                                                         Title:

Exhibit K



                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                        DATE:  ________ __, 19__


                  Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee")
hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations with respect to the Assigned Share of the Total Revolving Loan Commitment and all outstanding Revolving Loans, Swingline Loans and Letters of Credit.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claims; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the US Borrower or any of its Subsidiaries or the performance or observance by the US Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) confirms that it is an Eligible Transferee under the Credit Agreement; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vi) attaches the Forms and/or Certificate set forth in the second, third and/or fourth to last sentences of Section 13.04(b) of the Credit Agreement.]1

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, to the extent required by the Credit Agreement, the receipt of the consent of the Administrative Agent, receipt by the Administrative Agent of the assignment fee referred to in Section 13.04(b) of the Credit Agreement, and the recordation by the Administrative Agent of the assignment effected hereby in the Register, unless otherwise specified in Item 5 of Annex I (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Revolving Loans at the rates specified in Item 6 of Annex I hereto, (y) all Commitment Commission on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I hereto, and (z) all Letter of Credit Fees on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest, Commitment Commission and Letter of Credit Fees to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Revolving Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

-----------
1 If the Assignee is organized under the laws of a jurisdiction outside the United States, the United Kingdom or Ireland.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                                     [NAME OF ASSIGNOR],
                                                     as Assignor

                         By:___________________________

                        Title:__________________________

                                                     [NAME OF ASSIGNEE],
                                                     as Assignee

                         By:___________________________

                        Title:__________________________

Acknowledged and Agreed:

BANKERS TRUST COMPANY, as
Administrative Agent

By____________________________
    Name:
    Title:

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I

1.       The Borrowers:SITEL Corporation, SITEL Europe plc and SITEL TMS Limited

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of April 11, 2000 among the Borrowers, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent.

3.       Date of Assignment Agreement:

4.       Amounts (as of date of item #3 above):

                                                   Revolving

                                                   Loan

                                                   Commitment

         ----------------------------------------------------------------------
         a.   Aggregate

              Amount for all Lenders               $_________

         b.   Assigned Share                        ________%

         c.   Amount of

              Assigned Share                       $_________



5.       Settlement Date:

6.       Rate of Interest to the Assignee:           As set forth in Section
                                                  1.08 of the Credit Agreement.

7.       Commitment
         Commission to
         the Assignee:                               As set forth in Section
                                                     3.01(a) of the Credit
                                                     Agreement.

8.       Letter of Credit

         Fee to the Assignee:                        As set forth in Section
                                                     3.01(b) of the Credit
                                                     Agreement.

9.       Notice:                    ASSIGNEE:

                                    -------------------

                                    ===================
                                    -------------------
                                    Attention:
                                    Telephone:
                                    Telecopier:
                                    Reference:

         Payment Instructions:              ASSIGNEE:

                                            -------------------

                                            ===================
                                            -------------------
                                            Attention:
                                            Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                                            [NAME OF ASSIGNOR]



By_______________________                            By_______________________
     Name:                                                              Name:
     Title:                                                            Title:

ANNEX I

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I

1.       The Borrowers:SITEL Corporation, SITEL Europe plc and SITEL TMS Limited

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of April 11, 2000 among the Borrowers, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent.

3.       Date of Assignment Agreement:

4.       Amounts (as of date of item #3 above):

                                                   Revolving

                                                   Loan

                                                   Commitment

         ------------------------------------------------------
         a.   Aggregate

              Amount for all Lenders               $_________

         b.   Assigned Share                        ________%

         c.   Amount of

              Assigned Share                       $_________



5.       Settlement Date:

6.       Rate of Interest to the Assignee:     As set forth in Section 1.08 of
                                               the Credit Agreement.

7.       Commitment
         Commission to

         the Assignee:                         As set forth in Section 3.01(a)
                                               of the Credit
                                               Agreement.

8.       Letter of Credit

         Fee to the Assignee:                  As set forth in Section 3.01(b)
                                               of the Credit
                                               Agreement.

9.       Notice:                    ASSIGNEE:

                                    -------------------

                                    ===================
                                    -------------------
                                    Attention:
                                    Telephone:
                                    Telecopier:
                                    Reference:

         Payment Instructions:              ASSIGNEE:

                                            -------------------

                                            ===================
                                            -------------------
                                            Attention:
                                            Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                                            [NAME OF ASSIGNOR]



By_______________________                            By_______________________
     Name:                                                                Name:
     Title:                                                               Title:

EXHIBIT L
                            FORM OF INTERCOMPANY NOTE

                            [Date]


                  FOR VALUE RECEIVED, [NAME OF PAYOR] (the "Payor"), hereby promises to pay on demand to the order of _____________ or its assigns (the "Payee"), in immediately available funds, in such currency or currencies in which the loans and advances made hereunder are evidenced and at such location as the Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by the Payee to the Payor.

                  The Payor promises also to pay interest on the unpaid principal amount hereof in like currency or currencies at said office from the date hereof until paid at such rate per annum as shall be agreed upon from time to time by the Payor and Payee.

                  Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note evidences certain permitted intercompany Indebtedness referred to in the Credit Agreement, dated as of April 11, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent, and is subject to the terms thereof, and shall be pledged by the Payee pursuant to the applicable Pledge Agreement (as defined in the Credit Agreement). The Payor hereby acknowledges and agrees that the Collateral Agent pursuant to and as defined in such Pledge Agreement, as in effect from time to time, may exercise all rights provided therein with respect to this Note.

                  The Payee is hereby authorized to record all loans and advances made by it to the Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

                  All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

                  [This Note, and the rights and obligations hereunder, are subject to the terms and conditions of the subordination provisions attached hereto, which subordination provisions are incorporated herein in their entirety as if fully set forth herein.)1

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                              [name of payor]

                                                      By_______________________
                                      Name:
                                     Title:

Pay to the order of



------------------------------


[NAME OF PAYEE]



By:  ____________________________
     Name:
     Title:

1 Bracketed text is to be inserted as provided in Section 9.05(ix) of the Credit Agreement.

EXHIBIT M


                        FORM OF SUBORDINATION PROVISIONS

                  Section 1.01. Subordination of Liabilities. [Name of Payor] (the "Payor"), for itself, its successors and assigns, covenants and agrees, and each holder of the Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner set forth below, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons or other entities who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such holders are made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  Section 1.02. Payor Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) owing in respect of the Senior Indebtedness shall first be paid in full in cash, before any payment, whether in cash, property, securities or otherwise, is made on account of the Subordinated Indebtedness.

                  (b) The Payor may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash if any default or event of default under the Credit Agreement (as defined in Section 1.07 of this Annex A) or any other issue of Senior Indebtedness is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any such default or event of default in respect of any issue of Senior Indebtedness exists, it will not sue for, or otherwise take any action to enforce the Payor's obligations to pay, amounts owing in respect of the Note. Each holder of the Note understands and agrees that to the extent that clause (a) of this Section 1.02 or this clause (b) prohibits the payment of any Subordinated Indebtedness, such unpaid amount shall not constitute a payment default under the Note and the holder of the Note may not sue for, or otherwise take action to enforce the Payor's obligation to pay such amount, provided that such unpaid amount shall remain an obligation of the Payor to the holder of the Note pursuant to the terms of the Note.

                  (c) In the event that notwithstanding the provisions of the preceding subsections (a) and (b) of this Section 1.02, the Payor (or any Person on behalf of the Payor) shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a) or
(b), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear (including by giving effect to any intercreditor or subordination arrangements among such holders), for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  Section 1.03. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Payor. Upon any distribution of assets of the Payor upon dissolution, winding up, liquidation or reorganization of the Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

                  (b) any payment or distributions of assets of the Payor of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued as their respective interests may appear (including by giving effect to any intercreditor or subordination arrangements among such holders), to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear (including by giving effect to any intercreditor or subordination arrangements among such holders) for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Payor applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Payor or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Payor, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Payor to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  Section 1.05. Obligation of the Payor Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Payor and the holder of the Note, the obligation of the Payor, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Payor other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the provisions of this Annex A and the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property, or securities of the Payor received upon the exercise of any such remedy. Upon any distribution of assets of the Payor referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

                  Section 1.06. Subordination Rights Not Impaired by Acts or Omissions of Payor or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Payor or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Payor with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, increase or otherwise alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

                  Section 1.07. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations (as defined below) (i) of the Payor under, or in respect of, (x) the Credit Agreement (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement"), dated as of April 11, 2000, by and among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited, the lenders from time to time party thereto, and Bankers Trust Company, as Administrative Agent, and any renewal, extension, restatement, refinancing or refunding thereof, and (y) each other Credit Document (as defined in the Credit Agreement) to which the Payor is a party, (ii) of the Payor under, or in respect of (including by reason of any Guaranty (as defined in the Credit Agreement) to which the Payor is a party), any Interest Rate Protection Agreements or Other Hedging Agreements (each as defined in the Credit Agreement), and (iii) of the Payor under, or in respect of (including by reason of any guaranty of) the Senior Subordinated Notes and the other Senior Subordinated Note Documents (each as defined in the Credit Agreement). As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations (including guaranties of the foregoing liabilities and obligations) payable under the documentation governing any Senior Indebtedness (including post-petition interest at the rate provided in the documentation with respect to such Senior Indebtedness, whether or not such interest is an allowed claim against the debtor in any bankruptcy or similar proceeding).

EXHIBIT N                                    LETTERHEAD OF CT CORPORATION SYSTEM

[Date]



To the Administrative Agent and the Lenders party to the Credit Agreement referred to below:

Ladies and Gentlemen:

                  Reference is made to (i) the Credit Agreement, dated as of April 11, 2000, among SITEL Corporation, SITEL Europe plc, SITEL TMS Limited (each individually, a "Borrower", and collectively, the "Borrowers"), the lenders from time to time party thereto (the "Lenders") and Bankers Trust Company, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this letter shall have the meanings set forth in the Credit Agreement.

                  Pursuant to Section 13.08 of the Credit Agreement and Section 20 of the Foreign Subsidiaries Guaranty, each Borrower and each Foreign Credit Party has respectively irrevocably designated, appointed and empowered the undersigned, CT Corporation System, with offices currently located at 111 Eighth Avenue, New York, New York 10011, as its authorized designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding brought in the courts of the State of New York or of the United States of America for the Southern District of New York with respect to the Credit Agreement and each other Credit Document to which it is a party.

                  The undersigned hereby informs you that it irrevocably accepts such appointment as agent as set forth in Section 13.08 of the Credit Agreement and Section 20 of the Foreign Subsidiaries Guaranty and agrees with you that the undersigned (i) shall inform the Administrative Agent promptly in writing of any change of its address in New York City, (ii) shall perform its obligations as such process agent in accordance with the provisions of Section 13.08 of the Credit Agreement and Section 20 of the Foreign Subsidiaries Guaranty and (iii) shall forward promptly to each Borrower and each Foreign Credit Party any legal process, summons, notices and documents received by the undersigned in its capacity as process agent.

                  As process agent, the undersigned, and its successor or successors, agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under Section 13.08 of the Credit Agreement and Section 20 of the Foreign Subsidiaries Guaranty.

                                           Very truly yours,

                                           CT CORPORATION SYSTEM



                                           By_______________________________
                                              Title: